File No. 33-65822
                                                                       811-07379
                                                             (formerly 811-7870)

As Filed with the Securities and Exchange Commission on April 9, 1998.

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [x]

         Pre-Effective Amendment No. ___                               [ ]

         Post-Effective Amendment No. 12                               [x]


                            and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [x]

         Amendment No. 13                                              [x]

                     (Check appropriate box or boxes)


                           PIONEER REAL ESTATE SHARES
            (Formerly, Pioneer Winthrop Real Estate Investment Fund)
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


                  60 State Street, Boston, Massachusetts 02109
                  --------------------------------------------
                (Address of principal executive office) Zip Code


                                 (617) 742-7825
              ----------------------------------------------------
              (Registrant's Telephone Number, including Area Code)


        Joseph P. Barri, Hale and Dorr, 60 State Street, Boston, MA 02109
        -----------------------------------------------------------------
                     (Name and address of agent for service)


It is proposed that this filing will become effective (check appropriate box):
[x] immediately  upon filing  pursuant to paragraph (b)
[ ] on [date] pursuant to paragraph  (b)
[ ] 60 days after  filing  pursuant  to  paragraph  (a)(1)
[ ] on [date] pursuant  to  paragraph  (a)(1)
[ ] 75 days  after  filing  pursuant  to paragraph (a)(2)
[ ] on [date] pursuant to paragraph (a)(2)
    of Rule 485

Title of Securities:  Shares of beneficial interest, no par value

                           PIONEER REAL ESTATE SHARES


            Cross-Reference Sheet Showing Location in Prospectus and
                     Statement of Additional Information of
             Information Required by Items of the Registration Form

  Locations noted apply to the Class A, Class B and Class C Prospectus and the
     Class Y Prospectus contained in this Amendment unless otherwise noted

Form N-1A Item Number and Caption               Location
---------------------------------               --------

Part A
------

1.    Cover Page.............................   Cover Page

2.    Synopsis...............................   Expense Information

3.    Condensed Financial Information........   Financial Highlights

4.    General Description of Registrant......   Cover Page; Investment
                                                Objectives and Policies and
                                                Associated Risks; Management of
                                                the Fund; The Fund; Appendix;
                                                Fund Share Alternatives (Class
                                                A, B & C Prospectus); Fund
                                                Shares (Class Y Prospectus)

5.    Management of the Fund.................   Management of the Fund

5.a.  Management's Discussion of Fund
          Performance........................   Not Applicable

6.    Capital Stock and Other Securities.....   Fund Share Alternatives (Class
                                                A, B & C Prospectus); Distribu-
                                                tion of Class Y Shares (Class
                                                Y Prospectus); The Fund,
                                                Dividends, Distributions and
                                                Taxation;

7.    Purchase of Securities Being Offered...   Fund Share Alternatives, How to
                                                Buy Fund Shares, Distribution
                                                Plans, Shareholder Services
                                                (Class A, B & C Prospectus);
                                                Purchasing Class Y Shares
                                                (Y Prospectus); Share Price

8.    Redemption or Repurchase...............   Fund Share Alternatives;
                                                Shareholder Services, How to
                                                Sell Fund Shares (Class A, B &
                                                C Prospectus); Redeeming Class Y
                                                Shares, Exchanging Class Y
                                                Shares (Class Y Prospectus)

9.    Pending Legal Proceedings..............   Not Applicable

Form N-1A Item Number and Caption               Location
---------------------------------               --------

Part B
------

10.   Cover Page.............................   Cover Page

11.   Table of Contents......................   Cover Page

12.   General Information and History........   Cover Page; General
                                                Information and History;
                                                Certain Liabilities

13.   Investment Objectives and Policies.....   Investment Policies and
                                                Restrictions

14.   Management of the Fund.................   Management of the Fund

15.   Control Persons and Principle Holders
        of Securities........................   Management of the Fund

16.   Investment Advisory and Other
        Services.............................   Management of the Fund;
                                                Advisory Services;
                                                Shareholder
                                                Servicing/Transfer Agent;
                                                Custodian; Independent Public
                                                Accountant

17.   Brokerage Allocation and Other
        Practices............................   Portfolio Transactions

18.   Capital Stock and Other Securities.....   Description of Shares;
                                                Certain Liabilities

19.   Purchase Redemption and Pricing of
        Securities Being Offered.............   Determination of Net Asset
                                                Value; Letter of Intent;
                                                Systematic Withdrawal Plan

20.   Tax Status.............................   Tax Status

21.   Underwriters...........................   Principal Underwriter;
                                                Underwriting Agreement and
                                                Distribution Plans

22.   Calculation of Performance Data........   Investment Results

23.   Financial Statements...................   Financial Statements

                           PIONEER REAL ESTATE SHARES

                                     PART A

                    CLASS A, CLASS B AND CLASS C PROSPECTUS

[PIONEER LOGO]

Pioneer Real
Estate Shares

Class A, Class B and Class C Shares
Prospectus
April 9, 1998

Pioneer Real Estate Shares (the "Fund") is a non-diversified open-end investment company seeking primarily long-term growth of capital. Current income is a secondary objective. The Fund will seek to achieve its investment objectives by investing at least 75% of its total assets in a portfolio of equity securities of real estate investment trusts and other real estate industry companies.


      The Fund may also invest up to 25% of its total assets in debt securities of real estate industry companies, mortgage-backed securities and short-term investments. In pursuit of its objectives, the Fund may employ active management techniques (including futures and options) in an attempt to hedge risks associated with the Fund's investments in real estate equity securities. There is, of course, no assurance that the Fund will achieve its investment objectives.
      Fund returns and share prices fluctuate and the value of your account upon redemption may be more or less than your purchase price. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investments in securities of real estate industry companies entail risks in addition to those customarily associated with investing in securities in general. The Fund is intended for investors who can accept the risks associated with its investments and may not be suitable for all investors. See "Investment Objectives and Policies and Associated Risks" for a discussion of these risks.

      This Prospectus provides information about the Fund that you should know before investing in the Fund. Please read and retain it for your future reference. More information about the Fund is included in the Statement of Additional Information, also dated April 9, 1998, as supplemented or revised from time to time, which is incorporated into this Prospectus by reference. A copy of the Statement of Additional Information may be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to the Fund at 60 State Street, Boston, Massachusetts 02109. Other information about the Fund has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge by calling 1-800-225-6292 or through the SEC's Internet web site (http://www.sec.gov).


          TABLE OF CONTENTS                                           PAGE
          ---------------------------------------------------------   -----
I.        EXPENSE INFORMATION .....................................      2
II.       FINANCIAL HIGHLIGHTS ....................................      3
III.      INVESTMENT OBJECTIVES AND POLICIES AND
           ASSOCIATED RISKS .......................................      6
IV.       MANAGEMENT OF THE FUND ..................................      8
V.        FUND SHARE ALTERNATIVES .................................      9
VI.       SHARE PRICE .............................................     10
VII.      HOW TO BUY FUND SHARES ..................................     10
VIII.     HOW TO SELL FUND SHARES .................................     14
IX.       HOW TO EXCHANGE FUND SHARES .............................     15
X.        DISTRIBUTION PLANS ......................................     15
XI.       DIVIDENDS, DISTRIBUTIONS AND TAXATION ...................     16
XII.      SHAREHOLDER SERVICES ....................................     17
           Account and Confirmation Statements ....................     17
           Additional Investments .................................     17
           Automatic Investment Plans .............................     17
           Financial Reports and Tax Information ..................     17
           Distribution Options ...................................     17
           Directed Dividends .....................................     18
           Direct Deposit .........................................     18
           Voluntary Tax Withholding ..............................     18
           Telephone Transactions .................................     18
           FactFoneSM .............................................     18
           Retirement Plans .......................................     18
           Telecommunications Device for the Deaf (TDD) ...........     18
           Systematic Withdrawal Plans ............................     18
           Reinstatement Privilege (Class A Shares only) ..........     19
XIII.     THE FUND ................................................     19
XIV.      INVESTMENT RESULTS ......................................     19
          APPENDIX A: Certain Investment Practices ................     20


                             --------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

I. EXPENSE INFORMATION

     This table is designed to help you understand the charges and expenses that you, as a shareholder, will bear directly or indirectly when you invest in the Fund. The table reflects annual operating expenses based on expenses incurred for the fiscal period ended December 31, 1997.

Shareholder Transaction Expenses:                      Class A           Class B        Class C
 Maximum Initial Sales Charge on Purchases
   (as a percentage of offering price) .............       5.75%(1)        None           None
 Maximum Sales Charge on
   Reinvestment of Dividends .......................       None            None           None
 Maximum Deferred Sales Charge
  (as a percentage of original purchase price
    or redemption proceeds, as applicable) .........       None(1)         4.00%          1.00%
 Redemption Fee(2)..................................       None            None           None
 Exchange Fee ......................................       None            None           None
Annual Operating Expenses (As a Percentage
  of Average Net Assets):
 Management Fee ....................................       1.00%          1.00%           1.00%
 12b-1 Fees ........................................       0.25%          1.00%           1.00%
 Other Expenses (including accounting and
   transfer agent fees, custodian fees and
   printing expenses) ..............................       0.38%          0.36%           0.32%
                                                           ----           ----            ----
Total Operating Expenses ...........................       1.63%          2.36%           2.32%
                                                           ====           ====            ====


--------------------

(1) Purchases of $1 million or more and certain purchases by participants in group plans are not subject to an initial sales charge but may be subject to a contingent deferred sales charge ("CDSC") as further described in "How to Sell Fund Shares."

(2) Separate fees (currently $10 and $20, respectively) apply to United States ("U.S.") and international wire transfers of redemption proceeds.


  Example:

     You would pay the following expenses on a $1,000 investment, assuming a 5% annual return, reinvestment of all dividends and distributions and that the percentage amounts listed under "Annual Operating Expenses" remain the same each year.



                                   1 Year     3 Years     5 Years     10 Years
                                  --------   ---------   ---------   ---------
Class A Shares                       $73        $106        $141        $240
Class B Shares*
--Assuming complete
  redemption at end of period        $64        $104        $146        $251
--Assuming no redemption             $24        $ 74        $126        $251
Class C Shares**
--Assuming complete
  redemption at end of period        $34        $ 72        $124        $266
--Assuming no redemption             $24        $ 72        $124        $266



--------------------
 * Class B shares convert to Class A shares eight years after purchase; therefore, Class A share expenses are used after year eight.
** Class C shares redeemed during the first year after purchase are subject to a 1% CDSC.

     The example is designed for information purposes only, and should not be considered a representation of past or future expenses or return. Actual fund expenses and return vary from year to year and may be higher or lower than those shown.

     For further information regarding management fees, Rule 12b-1 fees and other expenses of the Fund, see "Management of the Fund," "Distribution Plans" and "How to Buy Fund Shares" in this Prospectus and "Management of the Fund" and "Underwriting Agreement and Distribution Plans" in the Statement of Additional Information. The Fund's payment of a Rule 12b-1 fee may result in long-term shareholders paying more than the economic equivalent of the maximum initial sales charge permitted under the Conduct Rules of the National Association of Securities Dealers, Inc.

     The maximum sales charge is reduced on purchases of specified amounts of Class A shares and the value of shares owned in other Pioneer mutual funds is taken into account in determining the applicable initial sales charge. See "How to Buy Fund Shares." No sales charge is applied to exchanges of shares of other publicly available Pioneer mutual funds. See "How to Exchange Fund Shares."

II. FINANCIAL HIGHLIGHTS


     The following information has been audited by Arthur Andersen LLP, independent public accountants. Arthur Andersen LLP's report on the Fund's financial statements as of December 31, 1997 appears in the Fund's Annual Report which is incorporated by reference into the Statement of Additional Information. The information listed below should be read in conjunction with those financial statements. The Annual Report includes more information about the Fund's performance and is available free of charge by calling Shareholder Services at 1- 800-225-6292.


PIONEER REAL ESTATE SHARES
Selected Data for a Class A Share Outstanding for Each Period Presented:


                                                                  For the Year Ended December 31
                                                             ---------------------------------------
                                                                  1997          1996         1995
                                                             ------------- ------------- -----------
Net asset value, beginning of period .......................  $  15.52      $  12.02       $ 11.38
                                                              ---------     ---------      -------
Increase (decrease) from investment operations:
 Net investment income (loss) ..............................  $   0.41      $   0.42       $  0.32
 Net realized and unrealized gain (loss) on investments ....      2.61          3.82          1.01
                                                              ---------     ---------      -------
  Net increase (decrease) from investment operations .......  $   3.02      $   4.24       $  1.33
Distributions to shareholders:
 From net investment income ................................     (0.36)        (0.40)        (0.33)
 In excess of net investment income ........................        --            --         (0.02)
 Net realized gain .........................................     (0.23)        (0.34)           --
 Tax return of capital .....................................     (0.14)           --         (0.34)
------------------------------------------------------------  ----------    ----------     -------
Net increase (decrease) in net asset value .................  $   2.29      $   3.50       $  0.64
                                                              ----------    ----------     -------
Net asset value, end of period .............................  $  17.81      $  15.52       $ 12.02
                                                              ==========    ==========     =======
Total return* ..............................................     19.74%        36.45%        12.11%
Ratio of net expenses to average net assets ................      1.65%+        1.71%+        1.77%+
Ratio of net investment income to average net assets .......      2.51%+        3.52%+        2.73%+
Portfolio turnover rate ....................................        28%           47%           10%
Average brokerage commission per share .....................  $ 0.0592      $ 0.0556            --
Net assets, end of period (in thousands) ...................  $115,772      $ 72,572       $27,491
Ratios assuming no waiver of management fees and assumption
 of expenses by Pioneering Management Corporation ("PMC")
 and no reduction for fees paid indirectly:
  Net expenses .............................................      1.65%         2.09%         2.59%
  Net investment income (loss) .............................      2.51%         3.14%         1.91%
Ratios assuming waiver of management fees and reduction for
 fees paid indirectly:
  Net expenses .............................................      1.63%         1.69%         1.75%
  Net investment income (loss) .............................      2.53%         3.54%         2.75%


                                                                                     October 25, 1993
                                                                                      (commencement
                                                                  July 1, 1994        of operations)
                                                                     through             through
                                                              December 31, 1994(a)    June 30, 1994
                                                             ---------------------- -----------------
Net asset value, beginning of period .......................       $  12.02            $  12.50
                                                                   --------            --------
Increase (decrease) from investment operations:
 Net investment income (loss) ..............................       $   0.21            $   0.27
 Net realized and unrealized gain (loss) on investments ....          (0.48)              (0.45)
                                                                   ---------           ---------
  Net increase (decrease) from investment operations .......       $  (0.27)          $   (0.18)
Distributions to shareholders:
 From net investment income ................................          (0.20)              (0.27)
 In excess of net investment income ........................             --                  --
 Net realized gain .........................................          (0.02)                 --
 Tax return of capital .....................................          (0.15)              (0.03)
-------------------------------------------------------------      ---------           ---------
Net increase (decrease) in net asset value .................       $  (0.64)          $   (0.48)
                                                                   ---------           ---------
Net asset value, end of period .............................       $  11.38            $  12.02
                                                                   =========           =========
Total return* ..............................................          (2.16%)             (1.47%)
Ratio of net expenses to average net assets ................           1.75%**             1.71%**
Ratio of net investment income to average net assets .......           3.72%**             3.73%**
Portfolio turnover rate ....................................             17%**               24%**
Average brokerage commission per share .....................             --                  --
Net assets, end of period (in thousands) ...................       $ 28,068           $  29,584
Ratios assuming no waiver of management fees and assumption
 of expenses by Pioneering Management Corporation ("PMC")
 and no reduction for fees paid indirectly:
  Net expenses .............................................          2.27%**              2.15%**
  Net investment income (loss) .............................          3.20%**              3.28%**
Ratios assuming waiver of management fees and reduction for
 fees paid indirectly:
  Net expenses .............................................            --                   --
  Net investment income (loss) .............................            --                   --



-----------
(a) Subsequent to December 31, 1994, the Fund's fiscal year end was changed from June 30 to December 31.
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, and the complete redemption of the investment at the net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized
 +  Ratio assuming no reduction for fees paid indirectly.

Selected Data for a Class B Share Outstanding for Each Period Presented:


                                                                    Year Ended
                                                                   December 31,   January 31, 1996 to
                                                                       1997        December 31, 1996
                                                                  -------------- --------------------
Net asset value, beginning of period ............................   $ 15.45           $ 12.09
                                                                    --------          -------
Increase from investment operations:
 Net investment income (loss) ...................................   $  0.28           $  0.35
 Net realized and unrealized gain (loss) on investments .........      2.60              3.73
                                                                    --------          -------
  Net increase (decrease) from investment operations ............   $  2.88           $  4.08
Distributions to shareholders:
 Net investment income ..........................................     (0.29)            (0.35)
 In excess of net investment income .............................        --             (0.03)
 Net realized gain ..............................................     (0.23)            (0.34)
 Tax return of capital ..........................................     (0.11)               --
                                                                    ---------         --------
Net increase in net asset value .................................   $  2.25           $  3.36
                                                                    ---------         --------
Net asset value, end of period ..................................   $ 17.70           $ 15.45
                                                                    =========         ========
Total return* ...................................................     18.85%            34.81%
Ratio of net expenses to average net assets .....................      2.39%+            2.33%**+
Ratio of net investment income to average net assets ............      1.82%+            3.73%**+
Portfolio turnover rate .........................................        28%               47%
Average brokerage commission per share ..........................   $0.0592           $0.0556
Net assets, end of period (in thousands) ........................   $82,695           $26,379
Ratios assuming no waiver of management fees and no reduction for fees paid indirectly:
  Net expenses ..................................................      2.39%             2.45%**
  Net investment income (loss) ..................................      1.82%             3.61%**
Ratios assuming waiver of management fees and reduction for
 fees paid indirectly:
  Net expenses ..................................................      2.36%             2.30%**
  Net investment income (loss) ..................................      1.85%             3.76%**


-----------

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
 + Ratio assuming no reduction for fees paid indirectly.

Selected Data for a Class C Share Outstanding for Each Period Presented:




                                                                             Year Ended             January 31, 1996
                                                                            December 31,                   to
                                                                                1997                December 31, 1996
                                                                           --------------          ------------------
Net asset value, beginning of period .....................................   $  15.46                  $ 12.09
                                                                             --------                  --------
Increase from investment operations:
 Net investment income (loss) ............................................   $   0.29                  $  0.34
 Net realized and unrealized gain (loss) on investments ..................       2.59                     3.73
                                                                             --------                  --------
  Net increase (decrease) from investment operations .....................   $   2.88                  $  4.07
Distributions to shareholders:
 Net investment income ...................................................      (0.30)                   (0.34)
 In excess of net investment income ......................................         --                    (0.02)
 Net realized gain .......................................................      (0.23)                   (0.34)
 Tax return of capital ...................................................      (0.11)                      --
Net increase in net asset value ..........................................   $   2.24                  $  3.37
                                                                             ----------                ---------
Net asset value, end of period ...........................................   $  17.70                  $ 15.46
                                                                             ==========                =========
Total return* ............................................................      18.86%                   34.76%
Ratio of net expenses to average net assets ..............................       2.35%+                  2.35%**+
Ratio of net investment income to average net assets .....................       1.88%+                  3.66%**+
Portfolio turnover rate ..................................................         28%                      47%
Average brokerage commission per share ...................................   $ 0.0592                  $0.0556
Net assets, end of period (in thousands) .................................   $ 24,227                  $ 6,699
Ratios assuming no waiver of management fees and no reduction for fees paid indirectly:
  Net expenses ...........................................................       2.35%                    2.48%**
  Net investment income (loss) ...........................................       1.88%                    3.53%**
Ratios assuming waiver of management fees and reduction for fees paid indirectly:
  Net expenses ...........................................................       2.32%                    2.32%**
  Net investment income (loss) ...........................................       1.91%                    3.69%**


-----------

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
 + Ratio assuming no reduction for fees paid indirectly.

III. INVESTMENT OBJECTIVES AND POLICIES AND ASSOCIATED RISKS

     The Fund's primary investment objective is to seek long-term growth of capital. Current income is a secondary investment objective. The Fund pursues these objectives by investing in a non-diversified portfolio of equity securities of real estate investment trusts and other real estate industry companies and, to a lesser extent, in debt securities of such companies and in mortgage-backed securities.

     Under normal circumstances, at least 75% of the Fund's total assets are invested in equity securities of real estate investment trusts ("REITs") and other real estate industry companies. For purposes of the Fund's investments, a "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from either (a) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or (b) products or services related to the real estate industry like building supplies or mortgage servicing. The equity securities of real estate industry companies in which the Fund will invest consist of common stock, shares of beneficial interest of REITs and securities with common stock characteristics, such as preferred stock and debt securities convertible into common stock ("Real Estate Equity Securities").

     The Fund may also invest up to 25% of its total assets in (a) debt securities of real estate industry companies, (b) mortgage-backed securities, such as mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and collateralized mortgage obligations ("CMOs") and (c) short-term investments (as listed below). See "Other Eligible Investments."

     In pursuit of its objectives, the Fund may employ certain active management techniques including options on securities indices and futures contracts on securities and indices and options on such futures contracts. These techniques may be employed in an attempt to hedge interest rate or other risks associated with the Fund's portfolio securities. See Appendix A for a description of these investment practices and securities and associated risks.

     For temporary defensive purposes, the Fund may invest up to 100% of its total assets in short-term investments (as listed below). The Fund will assume a temporary defensive posture only when economic and other factors affect the real estate industry market to such an extent that Pioneering Management Corporation ("PMC") believes there to be extraordinary risks in being substantially invested in Real Estate Equity Securities.

     As to any specific investment in Real Estate Equity Securities, PMC's analysis will focus on evaluating the fundamental value of an enterprise. The Fund will purchase securities for its portfolio when, in the judgment of PMC, their market price appears to be less than their fundamental value and/or which offer a high level of current income consistent with reasonable investment risk. In selecting specific investments, PMC will attempt to identify securities with significant potential for appreciation relative to their downside exposure and/or which have a timely record and high level of interest or dividend payments. In making these determinations, PMC will take into account price-earnings ratios, cash flow, the relationship of asset value to market price of the securities, interest or dividend payment history and other factors which it may determine from time to time to be relevant. PMC will attempt to allocate the Fund's portfolio investments across regional economies and property types.

Risk Factors Associated with the Real Estate Industry

     Although the Fund does not invest directly in real estate, it does invest primarily in Real Estate Equity Securities and will concentrate its investments in the real estate industry, and, therefore, an investment in the Fund may be subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

     In addition, if the Fund has rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. See "Tax Status" in the Statement of Additional Information. Investments by the Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

Real Estate Investment Trusts and Associated Risk Factors

     The Fund may invest without limitation in shares of REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

     Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Investment Company Act of 1940, as amended (the "1940 Act"). REITs whose underlying assets include long-term health care properties, such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry.

     REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

     Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the Standard & Poor's Index of 500 Common Stocks.

Other Eligible Investments

     The Fund may invest up to 25% of its total assets in any of the investments described in this section.

     Debt Securities of Real Estate Industry Companies and Mortgage-Backed Securities. The Fund may invest in debt securities (including convertible debt securities) of real estate industry companies. PMC intends to invest no more than 5% of the Fund's net assets in debt securities rated, at the time of investment, below Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("Standard & Poor's"), commonly referred to as junk bonds, or, if unrated, judged by PMC to be of at least comparable quality. Securities rated Baa by Moody's or BBB by Standard & Poor's and securities of comparable quality, referred to as "medium grade" obligations, have speculative characteristics, and changes in economic conditions and other factors are more likely to lead to weakened capacity to pay principal and interest than is the case for higher rated investment grade securities. In the event a debt security purchased by the Fund is subsequently down graded below investment grade, PMC will consider whether the Fund should continue to hold the security. See the Statement of Additional Information for a description of the corporate debt ratings assigned by Moody's and Standard & Poor's and the risks associated with lower-rated debt securities.

     The Fund may also invest in securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property ("Mortgage-Backed Securities"). Investing in Mortgage-Backed Securities involves certain unique risks in addition to those associated with investing in the real estate industry in general. These risks include the failure of a counter-party to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. See Appendix A for a more complete description of the characteristics of Mortgage-Backed Securities and associated risks.

     Short-Term Investments. The Fund may invest in short-term investments consisting of: corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by Standard & Poor's; obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody's, or A-1, AA or better by Standard & Poor's; obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities with remaining maturities not exceeding 18 months; and repurchase agreements.


Foreign Investments

     The Fund may invest up to 10% of its net assets in equity and debt securities of foreign real estate companies, provided that purchases of Canadian securities are not subject to the limitations of this paragraph. Investing in securities of foreign companies involves certain considerations and risks which are not typically associated with investing in securities of U.S. companies. Foreign companies are not subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less publicly available information about foreign companies compared to reports and ratings published about U.S. companies. In addition, foreign securities markets have substantially less volume than U.S. markets and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the U.S. Dividends or interest or, in some cases capital gains, from foreign investments may be subject to withholding or other foreign taxes which will decrease the net return on such investments as compared to the return on the Fund's U.S. investments. Finally, there may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which could adversely affect assets of the Fund held in foreign countries.

     The value of foreign securities may also be adversely affected by fluctuations in the relative rates of exchange between the currencies of different nations and by exchange control regulations. For example, the value of a foreign security held by the Fund as measured in U.S. dollars will decrease if the foreign currency in which the security is denominated declines in value against the U.S. dollar. In such event, this will cause an overall decline in the Fund's net asset value and may also reduce net investment income and capital gains, if any, to be distributed in U.S. dollars to shareholders of the Fund. See "Foreign Real Estate Companies and Associated Risks" in the Statement of Additional Information for a description of the risks associated with foreign investments.


Restricted and Illiquid Securities

     The Fund may invest up to 5% of its net assets in securities exempt from registration and up to 15% of its net assets in illiquid investments. See Appendix A for a description of the risks associated with these securities.

Non-Diversified Status

     The Fund is "non-diversified" for purposes of the 1940 Act. As a non-diversified mutual fund, the Fund may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund might be. Like most other registered investment companies, however, the Fund intends to qualify as a "regulated investment company" under the Code and therefore will be subject to diversification limits, which generally require that, as of the close of each quarter of its taxable year,
(i) no more than 25% of its assets may be invested in the securities of a single issuer (except for U.S. government securities) and (ii) with respect to 50% of its total assets, no more than 5% of its total assets may be invested in the securities of a single issuer (except for U.S. government securities) or invested in more than 10% of the outstanding voting securities of a single issuer.


Portfolio Turnover

     PMC generally avoids market-timing or speculating on broad market fluctuations. Therefore, except as described above, the Fund will be substantially fully invested at all times. Changes in the portfolio may be made promptly when determined to be advisable by reason of developments not foreseen at the time of the initial investment decision, and usually without reference to the length of time a security has been held. Accordingly, portfolio turnover rates are not considered a limiting factor in the execution of investment decisions. See "Financial Highlights" for the Fund's actual turnover rates.

     The Fund's investment objectives and certain investment restrictions designated as fundamental in the Statement of Additional Information may be changed by the Board of Trustees only with shareholder approval.

IV. MANAGEMENT OF THE FUND

     The Fund's Board of Trustees has overall responsibility for the management and supervision of the Fund. The Board meets at least quarterly. By virtue of the functions performed by PMC as investment adviser, the Fund requires no employees other than its executive officers, all of whom receive their compensation from PMC or other sources. The Statement of Additional Information contains the name and general business and professional background of each Trustee and executive officer of the Fund.


The Manager

     The Fund is managed under a management contract with PMC. PMC serves as investment adviser to the Fund and is responsible for the overall management of the Fund's business affairs, subject only to the authority of the Board of Trustees. PMC is a wholly owned subsidiary of The Pioneer Group, Inc. ("PGI"), a Delaware corporation. Pioneer Funds Distributor, Inc. ("PFD"), an indirect wholly-owned subsidiary of PGI, is the principal underwriter of shares of the Fund. John F. Cogan, Jr., Chairman and Chief Executive Officer of the Fund, Chairman and a Director of PMC and PFD, and President and a Director of PGI, beneficially owned approximately 14% of the outstanding capital stock of PGI as of the date of this Prospectus.

     Mr. David Tripple, President and Chief Investment Officer of PMC and Executive Vice President of each Pioneer mutual fund, has general responsibility for PMC's investment operations and chairs a committee of PMC's equity managers which reviews PMC's research and portfolio operations, including those of the Fund. Mr. Tripple joined PMC in 1974.

     Research and management of the Fund is the responsibility of a team consisting of a PMC portfolio manager and analysts from Boston Financial Securities, Inc. ("BFS"), the Fund's subadviser. Members of the team meet regularly to discuss holdings, prospective investments and portfolio composition. Mr. Robert Bensen, a Senior Vice President of PMC and the Fund, is the senior member of the team. Mr. Bensen joined PMC in 1974 and has 24 years of investment experience. Mr. Bensen is responsible for the day-to-day management of the Fund.

     In addition to the Fund, PMC also manages and serves as the investment adviser for other mutual funds and is an investment adviser to certain other institutional accounts. The executive offices of PMC, PGI and PFD are located at 60 State Street, Boston, Massachusetts 02109. In an effort to avoid conflicts of interest with the Fund, the Fund, PMC and BFS, the subadvisor to the Fund, have adopted a Code of Ethics that is designed to maintain a high standard of personal conduct by directing that all personnel defer to the interests of the Fund and its shareholders in making personal securities transactions.

     Under the terms of its contract with the Fund, PMC assists in the management of the Fund and is authorized in its discretion to buy and sell securities for the account of the Fund. PMC pays all the ordinary operating expenses, including executive salaries and the rental of office space relating to its services for the Fund with the exception of the following which are to be paid by the Fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of PMC or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Fund with respect to the Fund; (d) issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the Fund and/or its shares with the SEC, state or blue sky securities agencies and foreign countries, including the preparation of Prospectuses and Statements of Additional Information for filing with the SEC; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the Fund and the Trustees; (i) distribution fees paid by the Fund pursuant to the 1940 Act; (j) compensation of those Trustees of the Fund who are not affiliated with or interested persons of PMC, the Fund (other than as Trustees), PGI or PFD; (j) the cost of preparing and printing share certificates; (k) interest on borrowed money, if any; and (l) organizational expenses of the Fund. The Fund also pays all brokerage commissions and any taxes or other charges in connection with its portfolio transactions. In addition, the expense of organizing the Fund and initially registering and qualifying its shares under federal and state securities laws are being charged to the Fund's operations, as an expense, over a period not to exceed 60 months from the Fund's inception date.

     Orders for the Fund's portfolio securities transactions are placed by PMC, which strives to obtain the best price and execution for each transaction. In circumstances in which two or more broker-dealers are in a position to offer comparable prices and execution, consideration may be given to whether the broker-dealer provides investment research or brokerage services or sells shares of any Pioneer mutual fund or other funds for which PMC or any other affiliate or subsidiary serves as investment adviser or manager. See the Statement of Additional Information for a further description of PMC's brokerage allocation practices.

     As compensation for its management and investment advisory services and certain expenses which PMC incurs, PMC is entitled to a management fee equal to 1% per annum of the Fund's average daily net assets. The fee is normally computed daily and paid monthly. See "Expense Information" in this Prospectus and "Investment Adviser" in the Statement of Additional Information.

     The Real Estate Subadviser. BFS is an affiliate of The Boston Financial Group Limited Partnership, a Massachusetts limited partnership ("Boston Financial"), which together with a predecessor business has extensive experience and expertise in placing, evaluating and providing advice on a variety of real estate related investments since 1969 for individuals, institutions and real estate professionals. Several other affiliates of BFS also provide a variety of financial, consulting and management services to real estate investors and developers. As one of the largest real estate asset managers in the U.S., Boston Financial oversees investment in over $4.5 billion of properties in 49 states. The company serves over 30,000 investors with equity contributions in excess of $2 billion in real estate investments. In its capacity as subadviser to the Fund, BFS (i) identifies and analyzes real estate industry companies, including real estate properties and other permissible investments for the Fund, (ii) analyzes market conditions affecting the real estate industry generally and specific geographical and securities markets in which the Fund may invest or is invested, (iii) continuously reviews and analyzes the investments in the Fund's portfolio and (iv) furnishes advisory reports based on such analysis to PMC.

     Mr. Fred N. Pratt, Jr. has the ultimate responsibility for overseeing the provisions of subadvisory services to the Fund. Mr. Pratt is President and Chief Executive Officer of Boston Financial, a Director of BFS and a Trustee of the Fund. Mr. Pratt has worked in the real estate industry since 1969. Mr. Mark Howard-Johnson, a Vice President of BFS, is primarily responsible for the day-to-day provision of subadvisory services to the Fund since September 30, 1996. Mr. Howard-Johnson has worked as a real estate analyst since 1994.

     As compensation for its subadvisory services, PMC (and not the Fund) pays BFS a subadvisory fee equal to 0.25% per annum of the Fund's average daily net assets up to $27 million and 0.50% of average daily net assets in excess of $27 million. After written notice to BFS, the subadvisory fee payable by PMC to BFS would be reduced proportionally to the extent that PMC elects to utilize a portion of the management fees paid to PMC by the Fund to make payments to third parties.


     The executive offices of BFS are located at 101 Arch Street, Boston, Massachusetts 02110. BFS is a registered broker-dealer and may act as a broker in connection with the sale of shares of the Fund under a sales agreement with PFD.

     Certain information technology experts currently predict the possibility of a widespread failure of computer systems and certain other equipment which will be triggered on or after certain dates--primarily January 1, 2000--due to a systemic inability to process date-related information. This scenario, commonly known as the "Year 2000 Problem," could have an adverse impact on individuals and businesses, including the Fund and other mutual funds and financial organizations. PMC and its affiliates are taking steps believed to be adequate to address the Year 2000 Problem with respect to the systems and equipment controlled by the Fund's investment adviser, broker-dealer and transfer agent. In addition, other entities providing services to the Fund and its shareholders are being asked to provide assurances that they have undertaken similar measures with respect to their systems and equipment. Although PMC is not expecting any adverse impact to it or its clients from the Year 2000 Problem, it cannot provide complete assurances that its efforts or the efforts of its key vendors will be successful.


V. FUND SHARE ALTERNATIVES

     The Fund continuously offers four Classes of shares designated as Class A, Class B, Class C and Class Y shares. Information with regard to Class Y shares of the Fund is available in a separate prospectus. Class A, Class B and Class C shares are described more fully in "How to Buy Fund Shares."

If you do not specify in your instructions to the Fund which Class of shares you wish to purchase, exchange or redeem, the Fund will assume that your instructions apply to Class A shares.

     Class A Shares. If you invest less than $1 million in Class A shares, you will pay an initial sales charge. Certain purchases may qualify for reduced initial sales charges. If you invest $1 million or more in Class A shares, no sales charge will be imposed at the time of purchase; however, shares redeemed within 12 months of purchase may be subject to a CDSC. Class A shares are subject to distribution and service fees at a combined annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares.

     Class B Shares. If you plan to invest up to $250,000, Class B shares are available to you. Class B shares are sold without an initial sales charge, but are subject to a CDSC of up to 4% if redeemed within six years. Class B shares are subject to distribution and service fees at a combined annual rate of 1% of the Fund's average daily net assets attributable to Class B shares. Your entire investment in Class B shares is available to work for you from the time you make your investment, but the higher distribution fee paid by Class B shares will cause your Class B shares (until conversion) to have a higher expense ratio and to pay lower dividends, to the extent dividends are paid, than Class A shares. Class B shares will automatically convert to Class A shares, based on relative net asset value, eight years after the initial purchase.

     Class C Shares. Class C shares are sold without an initial sales charge, but are subject to a 1% CDSC if they are redeemed within the first year after purchase. Class C shares are subject to distribution and service fees at a combined annual rate of up to 1% of the Fund's average daily net assets attributable to Class C shares. Your entire investment in Class C shares is available to work for you from the time you make your investment, but the higher distribution fee paid by Class C shares will cause your Class C shares to have a higher expense ratio and to pay lower dividends, to the extent dividends are paid, than Class A shares. Class C shares have no conversion feature.

     Selecting a Class of Shares. The decision as to which Class to purchase depends on the amount you invest, the intended length of the investment and your personal situation. If you are making an investment that qualifies for reduced sales charges, you might consider Class A shares. If you prefer not to pay an initial sales charge on an investment of $250,000 or less and you plan to hold the investment for at least six years, you might consider Class B shares. If you prefer not to pay an initial sales charge and you plan to hold your investment for one to eight years, you may prefer Class C shares.

     Investment dealers or their representatives may receive different compensation depending on which Class of shares they sell. Shares may be exchanged only for shares of the same Class of another Pioneer mutual fund, and shares acquired in the exchange will continue to be subject to any CDSC applicable to the shares of the Fund originally purchased. Shares sold outside the U.S. to persons who are not U.S. citizens may be subject to different sales charges, CDSCs and dealer compensation arrangements in accordance with local laws and business practices.


VI. SHARE PRICE
     Shares of the Fund are sold at the public offering price, which is the net asset value per share, plus any applicable sales charge. The net asset value per share of each Class of the Fund is determined by dividing the value of its assets, less liabilities attributable to that Class, by the number of shares of that Class outstanding. The net asset value is computed once daily, on each day the New York Stock Exchange (the "Exchange") is open, as of the close of regular trading on the Exchange.

     Securities are valued at the last sale price on the principal exchange or market where they are traded. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices. Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by the Fund's independent pricing services. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith by the Trustees. All assets of the Fund for which there is no other readily available valuation method are valued at their fair value as determined in good faith by the Trustees.


VII. HOW TO BUY FUND SHARES

You may buy Fund shares from any securities broker-dealer which has a sales agreement with PFD. If you do not have a securities broker-dealer, please call 1-800-225-6292. Shares will be purchased at the public offering price, that is, the net asset value per share, plus any applicable sales charge, next computed after receipt of a purchase order, except as set forth below.

     The minimum initial investment is $1,000 for Class A, Class B and Class C shares, except as specified below. The minimum initial investment is $50 for Class A accounts being established to utilize monthly bank drafts, government allotments, payroll deduction and other similar automatic investment plans. Separate minimum investment requirements apply to retirement plans and to telephone and wire orders placed by broker-dealers; and no sales charge or minimum investment requirements apply to the reinvestment of dividends or capital gains distributions. The minimum subse-quent investment is $50 for Class A shares and $500 for Class B and C shares, except that the subsequent minimum investment amount for Class B and C share accounts may be as little as $50 if an automatic investment plan is established (see "Automatic Investment Plans").

     Telephone Purchases. Your account is automatically authorized to have the telephone purchase privilege unless you indicate otherwise on your Account Application or by writing to Pioneering Services Corporation ("PSC"). The telephone purchase option may be used to purchase additional shares for an existing mutual fund account; it may not be used to establish a new account. Proper account identification will be required for each telephone purchase. A maximum of $25,000 per account may be purchased by telephone each day. The telephone purchase privilege is available to Individual Retirement Accounts ("IRAs") but may not be available to other types of retirement plan accounts. Call PSC for more information.

     You are strongly urged to consult with your financial representative prior to requesting a telephone purchase. To purchase shares by telephone, you must establish your bank account of record by completing the appropriate section of your Account Application or an Account Options Form. PSC will electronically debit the amount of each purchase from this predesignated bank account. Telephone purchases may not be made for 30 days after the establishment of your bank of record or any change to your bank information.

     Telephone purchases will be priced at the net asset value plus any applicable sales charge next determined after PSC's receipt of a telephone purchase instruction and receipt of good funds (usually three days after the purchase instruction). You may always elect to deliver purchases to PSC by mail. See "Telephone Transactions and Related Liabilities" for additional information.

Class A Shares

     You may buy Class A shares at the public offering price, including a sales charge, as follows:



                                      Sales Charge as a % of
                                      -----------------------
                                                                  Dealer
                                          Net                    Allowance
                                       Offering      Amount      as a % of
         Amount of Purchase              Price      Invested       Price
-----------------------------------   ----------   ----------   ----------
Less than $50,000                         5.75%        6.10%    5.00%
$50,000 but less than $100,000            4.50         4.71     4.00
$100,000 but less than $250,000           3.50         3.63     3.00
$250,000 but less than $500,000           2.50         2.56     2.00
$500,000 but less than $1,000,000         2.00         2.04     1.75
$1 million or more                         -0-          -0-     See Below

     The schedule of sales charges above is applicable to purchases of Class A shares of the Fund by (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary of a trust estate or fiduciary account or related trusts or accounts including pension, profit-sharing and other employee benefit trusts qualified under
Section 401 or 408 of the Code, although more than one beneficiary is involved. The sales charges applicable to a current purchase of Class A shares of the Fund by a person listed above is determined by adding the value of shares to be purchased to the aggregate value (at the then current offering price) of shares of any of the other Pioneer mutual funds previously purchased and then owned, provided PFD is notified by such person or his or her broker-dealer each time a purchase is made which would qualify. Pioneer mutual funds include all mutual funds for which PFD serves as principal underwriter. At the sole discretion of PFD, holdings of funds domiciled outside the U.S., but which are managed by affiliates of PMC, may be included for this purpose.

     No sales charge is payable at the time of purchase on investments of $1 million or more, or for purchases by participants in certain group plans (described below), subject to a CDSC of 1% is imposed in the event of a redemption of Class A shares within 12 months of purchase. See "How to Sell Fund Shares" below. PFD may, in its discretion, pay a commission to broker-dealers who initiate and are responsible for such purchases as follows:
1% on the first $5 million invested; 0.50% on the next $45 million invested; and 0.25% on the excess over $50 million invested. These commissions shall not be paid if the purchaser is affiliated with the broker-dealer or if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months. Broker-dealers who receive a commission in connection with Class A share purchases at net asset value by 401(a) or 401(k) retirement plans with 1,000 or more eligible participants or with at least $10 million in plan assets will be required to return any commission paid or a pro rata portion thereof if the retirement plan redeems its shares within 12 months of purchase. See also "How to Sell Fund Shares." In connection with PGI's acquisition of Mutual of Omaha Fund Management Company and contingent upon the achievement of certain sales objectives, PFD may pay to Mutual of Omaha Investor Services, Inc. 50% of PFD's retention of any sales commission on sales of the Fund's shares through such dealer. From time to time, PFD may elect to reallow the entire initial sales charge to participating dealers for all Class A shares with respect to which orders are placed during a particular period. Dealers to whom substantially the entire sales charge is reallowed may be deemed to be underwriters under the federal securities laws.

     Qualifying for a Reduced Sales Charge. Class A shares of the Fund may be sold at a reduced or eliminated sales charge to certain group plans ("Group Plans") under which a sponsoring organization makes recommendations to, permits group solicitation of, or otherwise facilitates purchases by, its employees, members or participants. Class A shares of the Fund may be sold at net asset value without a sales charge to 401(k) retirement plans with 100 or more participants or at least $500,000 in plan assets. Information about such arrangements is available from PFD.

     Class A shares of the Fund may also be sold at net asset value per share without a sales charge to: (a) current or former Trustees and officers of the Fund and partners and employees of its legal counsel; (b) current or former directors, officers, employees or sales representatives of PGI or its subsidiaries; (c) current or former directors, officers, employees or sales representatives of any subadviser or predecessor investment adviser to any investment company for which PMC serves as an investment adviser, and the subsid-iaries or affiliates of such persons; (d) current or former officers, partners, employees or registered representatives of broker-dealers which have entered into sales agreements with PFD; (e) members of the immediate families of any of the persons above; (f) any trust, custodian, pension, profit-sharing or other benefit plan of the foregoing persons; (g) insurance company separate accounts;
(h) certain "wrap accounts" for the benefit of clients of financial planners adhering to standards established by PFD; (i) other funds and accounts for which PMC or any of its affiliates serves as investment adviser or manager; and
(j) certain unit investment trusts. Shares so purchased are purchased for investment purposes and may not be resold except through redemption or repurchase by or on behalf of the Fund. The availability of this privilege is conditioned on the receipt by PFD of written notification of eligibility. Class A shares of the Fund may be sold at net asset value per share without a sales charge to state-sponsored Optional Retirement Program (the "Program") participants if (i) the employer has authorized a limited number of investment company providers for the Program, (ii) all authorized investment company providers offer their shares to Program participants at net asset value, (iii) the employer has agreed in writing to actively promote the authorized investment providers to Program participants and (iv) the Program provides for a matching contribution for each participant contribution. Class A shares of the Fund may also be sold at net asset value without a sales charge in connection with certain reorganization, liquidation or acquisition transactions involving other investment companies or personal holding companies.

     Reduced sales charges are available for purchases of $50,000 or more of Class A shares (excluding any reinvestments of dividends and capital gains distributions) made within a 13-month period pursuant to a Letter of Intent ("LOI") which may be established by completing the Letter of Intent section of the Account Application. The reduced sales charge will be the charge that would be applicable to the purchase of the specified amount of Class A shares as if the shares had all been purchased at the same time. A purchase not made pursuant to an LOI may be included if the LOI is submitted to PSC within 90 days of such purchase. You may also obtain the reduced sales charge by including the value (at current offering price) of all your Class A shares in the Fund and all other Pioneer mutual funds held of record as of the date of your LOI in the amount used to determine the applicable sales charge for the Class A shares to be purchased under the LOI. Five percent of your total intended purchase amount will be held in escrow by PSC, registered in your name, until the terms of the LOI are fulfilled.

     You are not obligated to purchase the amount specified in your LOI. If, however, the amount actually purchased during the 13-month period is more or less than that indicated in your LOI, an adjustment in the sales charge will be made. If a payment to cover actual sales charges is due, it must be paid to PFD within 20 days after PFD or your dealer sends you a written request, otherwise PFD will direct PSC to liquidate sufficient shares from your escrow account to cover the amount due. See the Statement of Additional Information for more information.

     Investors who are clients of a broker-dealer with a current selling agreement with PFD may purchase Class A shares of the Fund at net asset value, without a sales charge, to the extent that the purchase price is paid out of proceeds from one or more redemptions by the investor of shares of certain other mutual funds. In order for a purchase to qualify for this privilege, the investor must document to the broker-dealer that the redemption occurred within 60 days immediately preceding the purchase of Class A shares; that the client paid a sales charge on the original purchase of the shares redeemed; and that the mutual fund whose shares were redeemed also offers net asset value purchases to redeeming shareholders of any of the Pioneer mutual funds. Further details may be obtained from PFD.

Class B Shares

     You may buy Class B shares at the net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class B shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gains distributions.

     The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase until the time of redemption of Class B shares. For the purpose of determining the number of years from the time of any purchase, all payments during a quarter will be aggregated and deemed to have been made on the first day of that quarter. In processing redemptions of Class B shares, the Fund will first redeem shares not subject to any CDSC, and then shares held longest during the six-year period. As a result, you will pay the lowest possible CDSC.

     The CDSC for Class B shares subject to a CDSC upon redemption will be determined as follows:


Year Since                          CDSC as a Percentage of Dollar
 Purchase                               Amount Subject to CDSC
--------------------------------   -------------------------------
First ..........................                 4.0%
Second .........................                 4.0%
Third ..........................                 3.0%
Fourth .........................                 3.0%
Fifth ..........................                 2.0%
Sixth ..........................                 1.0%
Seventh and thereafter .........                none



     Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the Fund in connection with the sale of Class B shares, including the payment of compensation to broker-dealers.

     Class B shares will automatically convert into Class A shares at the end of the calendar quarter that is eight years after the purchase date, except as noted below. Class B shares acquired by exchange from Class B shares of another Pioneer mutual fund will convert into Class A shares based on the date of the initial purchase and the applicable CDSC.

Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service (the "IRS") that such conversions will not constitute taxable events for federal tax purposes. The conversion of Class B shares to Class A shares will not occur if such ruling is not available and, therefore, Class B shares would continue to be subject to higher expenses than Class A shares for an indeterminate period.


Class C Shares

     You may buy Class C shares at net asset value without the imposition of an initial sales charge; however, Class C shares redeemed within one year of purchase will be subject to a CDSC of 1%. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gains distributions. Class C shares do not convert to any other Class of Fund shares.

     For the purpose of determining the time of any purchase, all payments during a quarter will be aggregated and deemed to have been made on the first day of that quarter. In processing redemptions of Class C shares, the Fund will first redeem shares not subject to any CDSC, and then shares held for the shortest period of time during the one-year period. As a result, you will pay the lowest possible CDSC.

     Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the Fund in connection with the sale of Class C shares, including the payment of compensation to broker-dealers.

     Waiver or Reduction of Contingent Deferred Sales Charge. The CDSC on Class B shares may be waived or reduced for non-retirement accounts if: (a) the redemption results from the death of all registered owners of an account (in the case of an UGMA, an UTMA or a trust account, waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in
Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed or (b) the redemption is made in connection with limited automatic redemptions as set forth in "Systematic Withdrawal Plans" (limited in any year to 10% of the value of the account in the Fund at the time the withdrawal plan is established).

     The CDSC on Class B shares may be waived or reduced for retirement plan accounts if: (a) the redemption results from the death or a total and permanent disability (as defined in Section 72 of the Code) occurring after the purchase of the shares being redeemed of a shareholder or participant in an employer-sponsored retirement plan; (b) the distribution is to a participant in an IRA, 403(b) or employer-sponsored retirement plan, is part of a series of substantially equal payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary or as scheduled periodic payments to a participant (limited in any year to 10% of the value of the participant's account at the time the distribution amount is established; a required minimum distribution due to the participant's attainment of age 70-1/2 may exceed the 10% limit only if the distribution amount is based on plan assets held in Pioneer mutual funds); (c) the distribution is from a 401(a) or 401(k) retirement plan and is a return of excess employee deferrals or employee contributions or a qualifying hardship distribution as defined by the Code or results from a termination of employment (limited with respect to a termination to 10% per year of the value of the plan's assets in the Fund as of the later of the prior December 31 or the date the account was established unless the plan's assets are being rolled over to or reinvested in the same class of shares of a Pioneer mutual fund subject to the CDSC of the shares originally held); (d) the distribution is from an IRA, 403(b) or employer-sponsored retirement plan and is to be rolled over to or reinvested in the same class of shares in a Pioneer mutual fund and which will be subject to the applicable CDSC upon redemption; (e) the distribution is in the form of a loan to a participant in a plan which permits loans (each repayment of the loan will constitute a new sale which will be subject to the applicable CDSC upon redemption); or (f) the distribution is from a qualified defined contribution plan and represents a participant's directed transfer (provided that this privilege has been pre-authorized through a prior agreement with PFD regarding participant directed transfers).

     The CDSC on Class C shares and on any Class A shares subject to a CDSC may be waived or reduced as follows: (a) for automatic redemptions as described in "Systematic Withdrawal Plans" (limited to 10% of the value of the account subject to the CDSC); (b) if the redemption results from the death or a total and permanent disability (as defined in Section 72 of the Code) occurring after the purchase of the shares being redeemed of a shareholder or participant in an employer-sponsored retirement plan; (c) if the distribution is part of a series of substantially equal payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary; or (d) if the distribution is to a participant in an employer-sponsored retirement plan and is (i) a return of excess employee deferrals or contributions, (ii) a qualifying hardship distribution as defined by the Code, (iii) from a termination of employment, (iv) in the form of a loan to a participant in a plan which permits loans, or (v) from a qualified defined contribution plan and represents a participant's directed transfer (provided that this privilege has been pre-authorized through a prior agreement with PFD regarding participant directed transfers).

     The CDSC on any shares subject to a CDSC may be waived or reduced for either non-retirement or retirement plan accounts if the redemption is made pursuant to the Fund's right to liquidate or involuntarily redeem shares in a shareholder's account. The CDSC on any shares subject to a CDSC will not be applicable if the selling broker-dealer elects, with

PFD's approval, to waive receipt of the commission normally paid at the time of the sale.

     Broker-Dealers. An order for any Class of Fund shares received by a broker-dealer prior to the close of regular trading on the Exchange is confirmed at the price appropriate for that Class as determined at the close of regular trading on the Exchange on the day the order is received, provided the order is received by PFD prior to PFD's close of business (usually, 5:30 p.m. Eastern Time). It is the responsibility of broker-dealers to transmit orders so that they will be received by PFD prior to its close of business. PFD or its affiliates may provide additional compensation to certain dealers or such dealers' affiliates based on certain objective criteria established from time to time by PFD. All such payments are made out of PFD's or the affiliate's own assets. These payments will not change the price an investor will pay for shares or the amount that the Fund will receive from such sale.

     General. The Fund reserves the right in its sole discretion to withdraw all or any part of the offering of shares when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, PFD until it has been confirmed in writing by PFD and payment has been received.


VIII. HOW TO SELL FUND SHARES

     You can arrange to sell (redeem) Fund shares on any day the Exchange is open by selling either some or all of your shares to the Fund.

     You may sell your shares either through your broker-dealer or directly to the Fund. Please note the following:

   [bullet] If you are selling shares from a retirement account, other than an IRA, you must make your request in writing (except for exchanges to other Pioneer mutual funds which can be requested by phone or in writing). Call 1-800-622-0176 for more information.

   [bullet] If you are selling shares from a non-retirement account or IRA, you may use any of the methods described below.

     Your shares will be sold at the share price next calculated after your order is received in good order less any applicable CDSC. Sale proceeds generally will be sent to you by check, bank wire or electronic funds transfer, normally within seven days after your order is received in good order. The Fund reserves the right to withhold payment of the sale proceeds until checks received by the Fund in payment for the shares being sold have cleared, which may take up to 15 calendar days from the purchase date.

     In Writing. You may sell your shares by delivering a written request, signed by all registered owners, in good order to PSC; however, you must use a written request, including a signature guarantee, to sell your shares if any of the following situations applies:

   [bullet] you wish to sell over $100,000 worth of shares,

   [bullet] your account registration or address has changed within the last
            30 days,

   [bullet] the check is not being mailed to the address on your account
            (address of record),

   [bullet] the check is not being made out to the account owners, or

   [bullet] the sale proceeds are being transferred to a Pioneer mutual fund account with a different registration.

     Your request should include your name, the Fund's name, your Fund account number, the Class of shares to be redeemed, the dollar amount or number of shares to be redeemed, and any other applicable requirements as described below. Unless instructed otherwise, PSC will send the proceeds of the sale to the address of record. Fiduciaries and corporations are required to submit additional documents. For more information, contact PSC at 1-800-225-6292.

     Written requests will not be processed until they are received in good order by PSC. Good order means that there are no outstanding claims or requests to hold redemptions on the account, any certificates are endorsed by the record owner(s) exactly as the shares are registered and the signature(s) are guaranteed by an eligible guarantor. You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. A notary public cannot provide a signature guarantee. Signature guarantees are not accepted by facsimile ("fax"). For additional information about the necessary documentation for redemption by mail, please contact PSC at 1-800-225-6292.

     By Telephone or Fax. Your account is automatically authorized to have the telephone redemption privilege unless you indicate otherwise on your Account Application or by writing to PSC. Proper account identification will be required for each telephone redemption. The telephone redemption option is not available to retirement plan accounts, except IRAs. A maximum of $100,000 per account per day may be redeemed by telephone or fax and the proceeds may be received by check or by bank wire or electronic funds transfer. To receive the proceeds by check: the check must be made payable exactly as the account is registered and the check must be sent to the address of record which must not have changed in the last 30 days. To receive the proceeds by bank wire or electronic funds transfer: the proceeds must be sent to the bank wire address of record which must have been properly pre-designated either on your Account Application or on an Account Options Form and which must not have changed in the last 30 days. To redeem by fax, send your redemption request to 1-800-225-4240. You may always elect to deliver redemption instructions to PSC by mail. See "Telephone Transactions" below. Telephone redemptions will be priced as described above. You are strongly urged to consult with your financial representative prior to requesting a telephone redemption.

     Selling Shares Through Your Broker-Dealer. The Fund has authorized PFD to act as its agent in the repurchase of shares of the Fund from qualified broker-dealers and reserves the right to terminate this procedure at any time. Your broker-dealer must receive your request before the close of business on the Exchange and transmit it to PFD before PFD's close of business to receive that day's redemption price. Your broker-dealer is responsible for providing all necessary documentation to PFD and may charge you for its services.

     Small Accounts. The minimum account value is $500. If you hold shares of the Fund in an account with a net asset value of less than the minimum required amount due to redemptions or exchanges, the Fund may redeem the shares held in this account at net asset value if you have not increased the net asset value of the account to at least the minimum required amount within six months of notice by the Fund to you of the Fund's intention to redeem the shares.

     CDSC on Class A Shares. Purchases of Class A shares of $1 million or more, or by participants in a Group Plan which were not subject to an initial sales charge, may be subject to a CDSC upon redemption. A CDSC is payable to PFD on these investments in the event of a share redemption within 12 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. Shares subject to the CDSC which are exchanged into another Pioneer mutual fund will continue to be subject to the CDSC until the original 12-month period expires. However, no CDSC is payable with respect to Class A shares purchased by 401(a) or 401(k) retirement plans with 1,000 or more eligible participants or with at least $10 million in plan assets.

     General. Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the Exchange is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of the net assets of its portfolio; or the SEC, by order, so permits.

     Redemptions and repurchases are taxable transactions to shareholders. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase.

IX. HOW TO EXCHANGE FUND SHARES
     Written Exchanges. You may exchange your shares by sending a letter of instruction to PSC. Your letter should include your name, the name of the Pioneer mutual fund out of which you wish to exchange and the name of the Pioneer mutual fund into which you wish to exchange, your fund account number(s), the Class of shares to be exchanged and the dollar amount or number of shares to be exchanged. Written exchange requests must be signed by all record owner(s) exactly as the shares are registered.

     Telephone Exchanges. Your account is automatically authorized to have the telephone exchange privilege unless you indicate otherwise on your Account Application or by writing to PSC. Proper account identification will be required for each telephone exchange. Telephone exchanges may not exceed $500,000 per account per day. Each voice-requested or FactFoneSM telephone exchange request will be recorded. You are strongly urged to consult with your financial representative prior to requesting a telephone exchange. See "Telephone Transactions" below.

     Automatic Exchanges. You may automatically exchange shares from one Pioneer mutual fund account for shares of the same Class in another Pioneer mutual fund account on a monthly or quarterly basis. The accounts must have identical registrations and the originating account must have a minimum balance of $5,000. The exchange will be effective on the day of the month designated on your Account Application or Account Options Form.

     General. Exchanges must be at least $1,000. You may exchange your investment from one Class of Fund shares at net asset value, without a sales charge, for shares of the same Class of any other Pioneer mutual fund. Not all Pioneer mutual funds offer more than one Class of shares. A new Pioneer mutual fund account opened through an exchange must have a registration identical to that on the original account.

     Shares which would normally be subject to a CDSC upon redemption will not be charged the applicable CDSC at the time of an exchange. Shares acquired in an exchange will be subject to the CDSC of the shares originally held. For purposes of determining the amount of any applicable CDSC, the length of time you have owned shares acquired by exchange will be measured from the date you acquired the original shares and will not be affected by any subsequent exchange.

     Exchange requests received by PSC before 4:00 p.m. Eastern time will be effective on that day if the requirements above have been met, otherwise, they will be effective on the next business day. PSC will process exchanges only after receiving an exchange request in good order. There are currently no fees or sales charges imposed at the time of an exchange. An exchange of shares may be made only in states where legally permitted. For federal and (generally) state income tax purposes, an exchange is considered to be a sale of the shares of the Fund exchanged and a purchase of shares in another Pioneer mutual fund. Therefore, an exchange could result in a gain or loss on the shares sold, depending on the tax basis of these shares and the timing of the transaction, and special tax rules may apply.

     You should consider the differences in objectives and policies of the Pioneer mutual funds, as described in each fund's current prospectus, before making any exchange. For the protection of the Fund's performance and shareholders, the Fund and PFD reserve the right to refuse any exchange request or restrict, at any time without notice, the number and/or frequency of exchanges to prevent abuses of the exchange privilege. Such abuses may arise from frequent trading in response to short-term market fluctuations, a pattern of trading by an individual or group that appears to be an attempt to "time the market," or any other exchange request which, in the view of management, will have a detrimental effect on the Fund's portfolio management strategy or its operations. In addition, the Fund and PFD reserve the right to charge a fee for exchanges or to modify, limit, suspend or discontinue the exchange privilege with notice to shareholders as required by law.

X. DISTRIBUTION PLANS

     The Fund has adopted a Plan of Distribution for each Class of shares (with the exception of Class Y Shares) (the "Class A Plan," "Class B Plan," and "Class C Plan") in accordance with

Rule 12b-1 under the 1940 Act pursuant to which certain distribution fees are paid to PFD.

     Pursuant to the Class A Plan, the Fund reimburses PFD for its actual expenditures to finance any activity primarily intended to result in the sale of Class A shares or to provide services to holders of Class A shares, provided the categories of expenses for which reimbursement is made are approved by the Fund's Board of Trustees. As of the date of this Prospectus, the Board of Trustees has approved the following categories of expenses for Class A shares of the Fund: (i) a service fee to be paid to qualified broker-dealers in an amount not to exceed 0.25% per annum of the Fund's daily net assets attributable to Class A shares; (ii) reimbursement to PFD for its expenditures for broker-dealer commissions and employee compensation on certain sales of the Fund's Class A shares with no initial sales charge (see "How to Buy Fund Shares"); and (iii) reimbursement to PFD for expenses incurred in providing services to Class A shareholders and supporting broker-dealers and other organizations (such as banks and trust companies) in their efforts to provide such services. Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If a bank was prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate.

     Expenditures of the Fund pursuant to the Class A Plan are accrued daily and may not exceed 0.25% of the Fund's average daily net assets attributable to Class A shares. Distribution expenses of PFD are expected to substantially exceed the distribution fees paid by the Fund in a given year. The Class A Plan may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the Class A shareholders of the Fund.

     Both the Class B Plan and the Class C Plan provide that the Fund will pay a distribution fee at the annual rate of 0.75% of the Fund's average daily net assets attributable to the applicable class of shares and will pay PFD a service fee at the annual rate of 0.25% of the Fund's average daily net assets attributable to that Class of shares. The distribution fee is intended to compensate PFD for its Class B and Class C distribution services to the Fund. The service fee is intended to be additional compensation for personal services and/or account maintenance services with respect to Class B or Class C shares. PFD also receives the proceeds of any CDSC imposed on the redemption of Class B or Class C shares.

     Commissions of 4% of the amount invested in Class B shares, equal to 3.75% of the amount invested and a first year's service fee equal to 0.25% of the amount invested, in Class B Shares are paid to broker-dealers who have sales agreements with PFD. PFD may advance to dealers the first year service fee at a rate up to 0.25% of the purchase price of such shares and, as compensation therefore, PFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional annual service fees of up to 0.25% of the net asset value of such shares commencing in the 13th month following the purchase.

     Commissions of up to 1% of the amount invested in Class C shares, consisting of 0.75% of the amount invested and a first year's service fee of 0.25% of the amount invested, are paid to broker-dealers who have sales agreements with PFD. PFD may advance to dealers the first year service fee at a rate up to 0.25% of the purchase price of such shares and, as compensation therefore, PFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Commencing in the 13th month following the purchase of Class C shares, dealers will become eligible for additional annual distribution fees and service fees of up to 0.75% and 0.25%, respectively, of the net asset value of such shares.

     When a broker-dealer sells Class B or Class C shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker dealer.

     Dealers may from time to time be required to meet certain criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class B Plan or the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.

XI. DIVIDENDS, DISTRIBUTIONS AND TAXATION
     The Fund has elected to be treated, has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code, so that it will not pay federal income tax on income and capital gains distributed to shareholders as required under the Code.

     Under the Code, the Fund will be subject to a nondeductible 4% federal excise tax on a portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

     The Fund's policy is to pay to shareholders dividends from net investment income, if any, quarterly during the months of March, June, September and December and to make distributions from net long-term capital gains, if any, usually in December. Distributions from net short-term capital gains, if any, may be paid with such dividends; dividends from income and/or capital gains may also be paid at such other times as may be necessary for the Fund to avoid federal income or excise tax. Generally, dividends from the Fund's net investment income, market discount income, net short-term capital gains, and certain net foreign exchange gains are taxable under the Code as ordinary income, and dividends from the Fund's net long-term capital gains are taxable as long-term capital gains.

     The Fund's distributions of long-term capital gains to individuals or other noncorporate taxpayers are subject to differ-ent maximum tax rates, (which will be indicated in the annual tax information the Fund provides to shareholders), depending generally upon the sources of, and the Fund's holding periods for the assets that produce, the gains.

     Unless shareholders specify otherwise, all distributions will be automatically reinvested in additional full and fractional shares of the Fund. For federal income tax purposes, all dividends are taxable as described above whether a shareholder takes them in cash or reinvests them in additional shares of the Fund. Information as to the federal tax status of dividends and distributions will be provided to shareholders annually. For further information on the distribution options available to shareholders, see "Distribution Options" and "Directed Dividends" below.

     Distributions by the Fund of the dividend income it receives from U.S. domestic corporations, if any, may qualify for the dividends-received deduction for corporate shareholders, subject to holding-period requirements and debt-financing restrictions under the Code.

     The Fund may be subject to foreign withholding taxes or other foreign taxes on income (possibly including capital gains) on certain of its foreign investments which will reduce the yield on or return from those investments.

     Dividends and other distributions and the proceeds of redemptions, exchanges or repurchases of Fund shares paid to individuals and other non-exempt payees will be subject to 31% backup withholding of federal income tax if the Fund is not provided with the shareholder's correct taxpayer identification number and certification that the number is correct and that the shareholder is not subject to backup withholding or if the Fund receives notice from the IRS or a broker that such withholding applies. Please refer to the Account Application for additional information.

     The description above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates and who are subject to U.S. federal income tax. Non-U.S. shareholders and tax-exempt shareholders are subject to different tax treatment that is not described above. Shareholders should consult their own tax advisors regarding state, local and other applicable tax laws, including the effect of recent federal tax legislation, in their particular circumstances .


XII. SHAREHOLDER SERVICES

     PSC is the shareholder services and transfer agent for shares of the Fund. PSC, a Massachusetts corporation, is a wholly owned subsidiary of PGI. PSC's offices are located at 60 State Street, Boston, Massachusetts 02109, and inquiries to PSC should be mailed to Shareholder Services, Pioneering Services Corporation, P.O. Box 9014, Boston, Massachusetts 02205-9014. Brown Brothers Harriman & Co. (the "Custodian") serves as the custodian of the Fund's portfolio securities and other assets. The principal business address of the Mutual Fund Division of the Custodian is 40 Water Street, Boston, Massachusetts 02109.

Account and Confirmation Statements

     PSC maintains an account for each shareholder and all transactions of the shareholder are recorded in this account. Confirmation statements showing the details of transactions are sent to shareholders as transactions occur, except Automatic Investment Plan transactions which are confirmed quarterly. The Pioneer Combined Account Statement, mailed quarterly, is available to all shareholders who have more than one Pioneer mutual fund account.

     Shareholders whose shares are held in the name of an investment broker-dealer or other party will not normally have an account with the Fund and might not be able to utilize some of the services available to shareholders of record. Examples of services that might not be available are purchases, exchanges or redemption of shares by mail or telephone, automatic reinvestment of dividends and capital gains distributions, systematic withdrawal plan, Letters of Intent, rights of accumulation and newsletters.

Additional Investments

     You may add to your account by sending a check (minimum of $50 for Class A shares and $500 for Class B and Class C shares) to PSC (account number and Class of shares should be clearly indicated). The bottom portion of a confirmation statement may be used as a remittance slip to make additional investments.

     Additions to your account, whether by check or through a Pioneer Investomatic Plan, are invested in full and fractional shares of the Fund at the applicable offering price in effect as of the close of regular trading on the Exchange on the day of receipt.

Automatic Investment Plans


     You may arrange for regular automatic investments of $50 or more through government/military allotments, payroll deduction or through a Pioneer Investomatic Plan. A Pioneer Investomatic Plan provides for a monthly or quarterly investment by means of a preauthorized electronic funds transfer from your bank account. Pioneer Investomatic Plan investments are voluntary, and you may discontinue your plan at any time or change your plan elections for the dollar amount, frequency or investment date by calling PSC at 1-800-225-6292, or by sending a written request to Pioneering Services Corporation, P.O. Box 9014, Boston, Massachusetts 02205-9014. A change to your bank information must be made in writing on an Account Options Form. You should allow up to five business days for PSC to make changes to an established plan. PSC acts as agent for the purchasers, the broker-dealer and PFD in maintaining these plans.

Financial Reports and Tax Information

     As a shareholder, you will receive financial reports at least semiannually. In January of each year the Fund will mail to you information about the tax status of dividends and distributions.

Distribution Options

     Dividends and capital gains distributions, if any, will automatically be invested in additional shares of the Fund, at the applicable net asset value per share, unless you indicate another option on the Account Application.

     Two other options available are (a) dividends in cash and capital gains distributions in additional shares; and (b) all dividends and capital gains distributions in cash. These two options are not available, however, for retirement plans or an account with a net asset value of less than $500. Changes in the distribution option may be made by written request to PSC.

     If you elect to receive either dividends or capital gains or both in cash and a distribution check issued to you is returned by the U. S. Postal Service as not deliverable or a distribution check remains uncashed for six months or more, the amount of the check may be reinvested in your account. Such additional shares will be purchased at the then current net asset value. Furthermore, the distribution option on the account will automatically be changed to the reinvestment option until such time as you request a different option by writing to PSC.

Directed Dividends

     You may elect (in writing) to have the dividends paid by one Pioneer mutual fund account invested in a second Pioneer mutual fund. The value of this second account must be at least $1,000 ($500 for Pioneer Fund or Pioneer II). Invested dividends may be in any amount. There are no fees or charges for this service. Retirement plan shareholders may only direct dividends to accounts with identical registrations; e.g., PGI IRA Cust for John Smith may only go into another account registered PGI IRA Cust for John Smith.

Direct Deposit

     If you have elected to take distributions, whether dividends or dividends and capital gains, in cash, or have established a Systematic Withdrawal Plan, you may choose to have those cash payments deposited directly into your savings, checking, or NOW bank account. You may establish this service by completing the appropriate section on the Account Application when opening a new account or the Account Options Form for an existing account.

Voluntary Tax Withholding

     You may request (in writing) that PSC withhold 28% of the dividends and capital gains distributions paid from an account (before any reinvestment) and forward the amount withheld to the IRS as a credit against your federal income taxes. This option is not available for retirement plan accounts or for accounts subject to backup withholding.

Telephone Transactions

     Your account is automatically authorized to have telephone transaction privileges unless you indicate otherwise on your Account Application or by writing to PSC. You may purchase, sell or exchange your Fund shares by telephone by calling 1-800-225-6292 between the hours of 8:00 a.m. and 9:00 p.m. Eastern time on weekdays. Computer-assisted transactions are available to shareholders who have pre-recorded certain bank information (see "FactFoneSM"). You are strongly urged to consult with your financial representative prior to requesting any telephone transaction. See "How to Buy Fund Shares," "How to Sell Fund Shares" and "How to Exchange Fund Shares" for more information.

     To confirm that each transaction instruction received by telephone is genuine, the Fund will record each telephone transaction, require the caller to provide the personal identification number ("PIN") for the account and send you a written confirmation of each telephone transaction. Different procedures may apply to accounts that are registered to non-U.S. citizens or that are held in the name of an institution or in the name of an investment broker-dealer or other third party. If reasonable procedures, such as those described above, are not followed, the Fund may be liable for any loss due to unauthorized or fraudulent instructions. In all other cases, neither the Fund, PSC nor PFD will be responsible for the authenticity of instructions received by telephone, therefore, you bear the risk of loss for unauthorized or fraudulent telephone transactions. The Fund may implement other procedures from time to time.

     During times of economic turmoil or market volatility or as a result of severe weather or a natural disaster, it may be difficult to contact the Fund by telephone to institute a redemption or exchange. You should communicate with the Fund in writing if you are unable to reach the Fund by telephone.

FactFone(SM)

     FactFone(SM) is an automated inquiry and telephone transaction system available to Pioneer shareholders by dialing 1-800-225-4321. FactFone(SM) allows you to obtain current information on your Pioneer mutual fund accounts and to inquire about the prices and yields of all publicly available Pioneer mutual funds. In addition, you may use FactFone(SM) to make computer-assisted telephone purchases, exchanges and redemptions from your Pioneer mutual fund accounts if you have activated your PIN. Telephone purchases and redemptions require the establishment of a bank account of record. You are strongly urged to consult with your financial representative prior to requesting any telephone transaction. Shareholders whose accounts are registered in the name of a broker-dealer or other third party may not be able to use FactFone(SM). See "How to Buy Fund Shares," "How to Exchange Fund Shares," "How to Sell Fund Shares" and "Telephone Transactions." Call PSC for assistance.

Retirement Plans

     Please contact the Retirement Plans Department of PSC at 1-800-622-0176 for information relating to tax-deferred retirement plans for individuals, businesses and tax-exempt organizations, all of which are available in conjunction with investments in the Fund. The Account Application accompanying this Prospectus should not be used to establish such plans. Separate applications are required.

Telecommunications Device for the Deaf (TDD)

     If you have a hearing disability and access to TDD keyboard equipment, you can call our TDD number toll-free at 1-800- 225-1997, weekdays from 8:30 a.m. to 5:30 p.m. Eastern time, to contact our telephone representatives with questions about your account.

Systematic Withdrawal Plans

     If your account has a total value of at least $10,000, you may establish a Systematic Withdrawal Plan ("SWP") providing for fixed payments at regular intervals. Withdrawals from Class B and Class C shares accounts are limited to 10% of the value of the account at the time the SWP is implemented if a CDSC is applicable. See "Waiver or Reduction of Contin-gent Deferred Sales Charge" for more information. Periodic checks of $50 or more will be sent to you, or any person designated by you, monthly or quarterly, and your periodic redemptions of shares may be taxable to you. Payments can be made either by check or by electronic funds transfer to a bank account designated by you. If you direct that withdrawal checks be paid to another person after you have opened your account, a signature guarantee must accompany your instructions. Purchases of Class A shares of the Fund at a time when you have a SWP in effect may result in the payment of unnecessary sales charges and may therefore be disadvantageous.

     You may obtain additional information by calling PSC at 1-800-225-6292 or by referring to the Statement of Additional Information.

Reinstatement Privilege (Class A Shares Only)

    If you redeem all or part of your Class A shares of the Fund, you may reinvest all or part of the redemption proceeds without a sales charge in Class A shares of the Fund if you send a written request to PSC not more than 90 days after your shares were redeemed. Your redemption proceeds will be reinvested at the next determined net asset value of the Class A shares of the Fund in effect immediately after receipt of the written request for reinstatement. You may realize a gain or loss for federal income tax purposes as a result of the redemption, and special tax rules may apply if a reinstatement occurs. In addition, if a redemption resulted in a loss and an investment is made in shares of the Fund within 30 days before or after the redemption, you may not be able to recognize the loss for federal income tax purposes. You may also reinvest in the Class A shares of certain other Pioneer mutual funds; in this case you must meet the minimum investment requirement for each fund you enter.

     The 90-day reinstatement period may be extended by PFD for periods of up to one year for shareholders living in areas that have experienced a natural disaster, such as a flood, hurricane, tornado, or earthquake.

                ----------------------------------------------

The options and services available to shareholders, including the terms of the Exchange Privilege and the Pioneer Investomatic Plan, may be revised, suspended, or terminated at any time by PFD or by the Fund. You may establish the services described in this section when you open your account. You may also establish or revise many of them on an existing account by completing an Account Options Form, which you may obtain by calling 1-800-225-6292.

XIII. THE FUND

     The Fund, a non-diversified open-end management investment company (commonly referred to as a mutual fund), was established as a Massachusetts business trust on July 1, 1993 and was reorganized as a Delaware business trust on April 28, 1995 under an Agreement and Declaration of Trust (the "Declaration of Trust"). Prior to September 1, 1995, the Fund was named "Pioneer Winthrop Real Estate Investment Fund." The Fund has authorized an unlimited number of shares of beneficial interest. As an open-end investment company, the Fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the then current net asset value per share, less any applicable CDSC. See "How to Sell Fund Shares." The Fund is not required, and does not intend, to hold annual shareholder meetings although special meetings may be called for the purpose of electing or removing Trustees, changing fundamental investment restrictions or approving a management contract.

     The Fund reserves the right to create and issue additional series of shares. The Trustees have the authority, without further shareholder approval, to classify and reclassify the shares of the Fund, or any additional series of the Fund, into one or more classes. As of the date of this Prospectus, the Trustees have authorized the issuance of four classes of shares, designated Class A, Class B, Class C and Class Y. The shares of each class represent an interest in the same portfolio of investments of the Fund. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution and transfer agent fees and may bear other expenses properly attributable to the particular class. Class A, Class B and Class C shareholders have exclusive voting rights with respect to the Rule 12b-1 distribution plans adopted by holders of those shares in connection with the distribution of shares.

     In addition to the requirements under Delaware law, the Declaration of Trust provides that a shareholder of the Fund may bring a derivative action on behalf of the Fund only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Fund, or 10% of the outstanding shares of the series or class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.

     When issued and paid for in accordance with the terms of the Prospectus and Statement of Additional Information, shares of the Fund are fully-paid and non-assessable. Shares will remain on deposit with the Fund's transfer agent and certificates; certificates will not normally be issued. The Fund reserves the right to charge a fee for the issuance of Class A shares certificates; certificates will not be issued for Class B and Class C shares.

XIV. INVESTMENT RESULTS

     The average annual total return (for a designated period of time) on an investment in the Fund may be included in advertisements, and furnished to existing or prospective shareholders. The average annual total return for each Class is computed in accordance with the SEC's standardized formula. The calculation for all Classes assumes the reinvestment of all dividends and distributions at net asset value and does not reflect the impact of federal or state income taxes.

In addition, for Class A shares the calculation assumes the deduction of the maximum sales charge of 5.75%; for Class B and Class C shares the calculation reflects the deduction of any applicable CDSC. The periods illustrated would normally include one, five and ten years (or since the commencement of the public offering of the shares of a Class, if shorter) through the most recent calendar quarter.

     One or more additional measures and assumptions, including but not limited to historical total returns; distribution returns; results of actual or hypothetical investments; changes in dividends, distributions or share values; or any graphic illustration of such data may also be used. These data may cover any period of the Fund's existence and may or may not include the impact of sales charges, taxes or other factors.

     Other investments or savings vehicles and/or unmanaged market indices, indicators of economic activity or averages of mutual fund results may be cited or compared with the investment results of the Fund. Rankings or listings by magazines, newspapers or independent statistical or rating services, such as Lipper Analytical Services, Inc., may also be referenced. The Fund may also include securities industry, real estate industry or comparative performance information in advertising or materials marketing the Fund's shares. Such performance information may include rankings or listings by magazines, newspapers, or independent statistical or ratings services, such as Lipper Analytical Services, Inc. or Ibbotson Associates.

     The Fund's investment results will vary from time to time depending on market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. All quoted investment results are historical and should not be considered representative of what an investment in the Fund may earn in any future period. For further information about the calculation methods and uses of the Fund's investment results, see the Statement of Additional Information.

     From time to time, the Fund may include in advertisements or other communications to existing or proposed shareholders its respective "yield" and "effective yield." Whenever yield information is provided, it includes a standardized yield calculation computed by dividing the Fund's net investment income per share for a Class of Fund shares during a base period of 30 days, or one month, by the maximum offering price per share for that Class of shares on the last day of such base period. The resulting "30-day yield" is then annualized as described below. The Fund's net investment income per share for each Class is determined by dividing the Fund's net investment income for that Class during the base period by the average number of shares of that Class entitled to receive dividends during the base period. The Class's 30-day yield is then "annualized" by a computation that assumes that the Class's net investment income is earned and reinvested for a six-month period at the same rate as during the 30-day base period and that the resulting six-month income will be generated over an additional six months.

     For more information about the calculation methods used to compute the Fund's investment results, see the Statement of Additional Information.

APPENDIX A: Certain Investment Practices

     This Appendix provides a brief description of certain securities in which the Fund may invest and certain transactions it may make. For a more complete discussion of these and other securities and practices, see "Investment Objectives and Policies" in this Prospectus and "Investment Policies and Restrictions" in the Statement of Additional Information.

Mortgage-Backed Securities and Associated Risks

     The Fund may invest up to 25% of its total assets in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment-conduits ("REMIC") pass-through certificates, collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities ("SMBS"), and other types of Mortgage-Backed Securities that may be available in the future.

     Guaranteed Mortgage Pass-Through Securities. The Fund may invest in guaranteed mortgage pass-through securities which represent participation interests in pools of residential mortgage loans and are issued by U.S. Governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Ginnie Mae certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately-owned corporation for full and timely payment of principal and interest on the certificates. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the U.S. government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

     Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. The Fund may also invest in CMOs and REMIC pass-through or participation certificates, which may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

     Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

     A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts although the Fund does not intend to invest in residual interests.

     Risk Factors Associated with Mortgage-Backed Securities. As discussed above, investing in Mortgage-Backed Securities involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. These risks include the failure of a counter-party to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. The Fund will not invest in the lowest tranche of CMOs and REMIC certificates. When interest rates decline, the value of an investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of an investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

     Further, the yield characteristics of Mortgage-Backed Securities, such as those in which the Fund may invest, differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

     Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental or agency guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

Repurchase Agreements

     The Fund may enter into repurchase agreements, generally not exceeding seven days. In a repurchase agreement, an investor (e.g., the Fund) purchases a debt security from a seller which undertakes to repurchase the security at a specified resale price on an agreed future date (ordinarily a week or less). The resale price generally exceeds the purchase price by an amount which reflects an agreed-upon market interest rate for the term of the repurchase agreement. Repurchase agreements entered into by the Fund will be fully collateralized with U.S. Treasury and/or U.S. Government agency obligations with a market value of not less than 100% of the obligation, valued daily. Collateral will be held in a segregated, safekeeping account for the benefit of the Fund. In the event that a repurchase agreement is not fulfilled, the Fund could suffer a loss to the extent that the value of the collateral falls below the repurchase price or if the Fund is prevented from realizing the value of the collateral by reason of an order of a court with jurisdiction over an insolvency proceeding with respect to the other party to the repurchase agreement.

Restricted and Illiquid Securities

     The Fund may invest up to 5% of its net assets in "restricted securities" (i.e., securities that would be required to be registered prior to distribution to the public), excluding restricted securities eligible for resale to certain institutional investors pursuant to Rule 144A of the Securities Act of 1933 or foreign securities which are offered or sold outside the United States; provided, however, that no more than 15% of the Fund's net assets may be invested in restricted securities including securities eligible for resale under Rule 144A. The Fund may also invest up to 15% of its net assets in illiquid investments, which includes securities that are not readily marketable and repurchase agreements maturing in more than seven days. The Board of Trustees has adopted guidelines and delegated to PMC the daily function of determining and monitoring the liquidity of portfolio securities. The Board, however, retains sufficient oversight and is ultimately responsible for the determinations.

     Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will develop, the Board monitors the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Limitations and Risks Associated with Transactions in Options and Futures Contracts

     The Fund may employ certain active management techniques including options on securities indices, futures contracts and options on futures contacts. Each of these active management techniques involves transaction costs as well as (1) liquidity risk that contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market, (2) correlation risk that changes in the value of hedging positions may not match the securities market fluctuations intended to be hedged, and (3) market risk that an incorrect prediction of securities prices by PMC may cause the Fund to perform less well than if such positions had not been entered. The ability to terminate over-the-counter options is more limited than with exchange traded options and may involve the risk that the counter-party to the option will not fulfill its obligations. The use of options and futures contracts are highly specialized activities which involve investment techniques and risks that are different from those associated with ordinary portfolio transactions. The loss that may be incurred by the Fund in entering into futures contracts and written options thereon is potentially unlimited. There is no limit on the percentage of the Fund's assets that may be invested in futures contracts and related options. The Fund may not invest more than 5% of its total assets in purchased options other than protective put options.

     The Fund's transactions in options, futures contracts and options on futures contracts may be limited by the requirements for qualification of the Fund as a regulated investment company for tax purposes. See "Tax Status" in the Statement of Additional Information. The Fund may purchase put and call options on securities indices that are based on securities in which it may invest in an attempt to hedge against risks of market-wide price fluctuations.

     The Fund may purchase put options in an attempt to hedge against an anticipated decline in securities prices that might adversely affect the value of the Fund's portfolio securities. If the Fund purchases a put option on a securities index, the amount of the payment it would receive upon exercising the option would depend on the extent of any decline in the level of the securities index below the exercise price. Such payments would tend to offset a decline in the value of the Fund's portfolio securities. However, if the level of the securities index increases and remains above the exercise price while the put option is outstanding, the Fund will not be able to profitably exercise the option and will lose the amount of the premium and any transaction costs. Such loss may be partially offset by an increase in the value of the Fund's portfolio securities.

     The Fund may purchase call options on securities indices in an attempt to lock in a favorable price on securities that it intends to buy in the future. If the Fund purchases a call option on a securities index, the amount of the payment it receives upon exercising the option depends on the extent of an increase in the level of other securities indices above the exercise price. Such payments would in effect allow the Fund to benefit from securities market appreciation even though it may not have had sufficient cash to purchase the underlying securities. Such payments may also offset increases in the price of securities that the Fund intends to purchase. If, however, the level of the securities index declines and remains below the exercise price while the call option is outstanding, the Fund will not be able to exercise the option profitably and will lose the amount of the premium and transaction costs. Such loss may be partially offset by a reduction in the price the Fund pays to buy additional securities for its portfolio.

     The Fund may sell an option it has purchased or a similar option prior to the expiration of the purchased option in order to close out its position in an option which it has purchased. The Fund may also allow options to expire unexercised, which would result in the loss of the premium paid.

Futures Contracts and Options on Futures Contracts

     To hedge against changes in securities prices or interest rates, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities and other financial instruments and indices. The Fund will engage in futures and related options transactions for bona fide hedging purposes as are permitted by regulations of the Commodity Futures Trading Commission.

     The Fund may not purchase or sell non-hedging futures contracts or purchase or sell related non-hedging options, except for closing purchase or sale transactions. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to segregate assets to cover such contracts and options.

                          THE PIONEER FAMILY OF MUTUAL FUNDS


                          Growth Funds

                          Global/International

                             Pioneer Emerging Markets Fund
                             Pioneer Europe Fund
                             Pioneer Gold Shares
                             Pioneer India Fund
                             Pioneer International Growth Fund
                             Pioneer World Equity Fund


                          United States

                             Pioneer Capital Growth Fund
                             Pioneer Growth Shares
                             Pioneer Mid-Cap Fund
                             Pioneer Small Company Fund
                             Pioneer Micro-Cap Fund*


                          Growth and Income Funds

                             Pioneer Balanced Fund
                             Pioneer Equity-Income Fund
                             Pioneer Fund
                             Pioneer Real Estate Shares
                             Pioneer II


                          Income Funds

                          Taxable

                             Pioneer America Income Trust
                             Pioneer Bond Fund
                             Pioneer Short-Term Income Trust*


                          Tax-Exempt

                             Pioneer Intermediate Tax-Free Fund**
                             Pioneer Tax-Free Income Fund**


                          Money Market Fund

                             Pioneer Cash Reserves Fund

                              *Offers Class A and B Shares only
                             **Not suitable for retirement accounts

[PIONEER LOGO]

Pioneer Real Estate Shares
60 State Street
Boston, Massachusetts 02109

OFFICERS
JOHN F. COGAN, JR., Chairman and President
DAVID D. TRIPPLE, Executive Vice President
ROBERT W. BENSON, Senior Vice President
STEPHEN G. KASNET, Vice President
WILLIAM H. KEOUGH, Treasurer
JOSEPH P. BARRI, Secretary


INVESTMENT ADVISER
PIONEERING MANAGEMENT CORPORATION


CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.


INDEPENDENT PUBLIC ACCOUNTANTS
ARTHUR ANDERSEN LLP


LEGAL COUNSEL
HALE AND DORR LLP

PRINCIPAL UNDERWRITER
PIONEER FUNDS DISTRIBUTOR, INC.


SHAREHOLDER SERVICES AND TRANSFER AGENT
PIONEERING SERVICES CORPORATION
60 State Street
Boston, Massachusetts 02109
Telephone: 1-800-225-6292


SERVICE INFORMATION
If you would like information on the following, please call:

Existing and new accounts, prospectuses,
 applications, service forms
 and telephone transactions.................................... 1-800-225-6292
FactFone(SM)
 Automated fund yields and prices,
 account information and computer transactions................. 1-800-225-4321
Retirement plans............................................... 1-800-622-0176
Toll-free fax.................................................. 1-800-225-4240
Telecommunications Device for the Deaf (TDD)................... 1-800-225-1997
Visit our website: www.pioneerfunds.com




0398-4969

(C)Pioneer Funds Distributor, Inc.

                           PIONEER REAL ESTATE SHARES

                                     PART A

                               CLASS Y PROSPECTUS

Pioneer Real
Estate Shares

Class Y Shares
Prospectus

April 9, 1998

     Pioneer Real Estate Shares (the "Fund") is a non-diversified open-end investment company seeking primarily long-term growth of capital. Current income is a secondary objective. The Fund will seek to achieve its investment objectives by investing at least 75% of its total assets in a portfolio of equity securities of real estate investment trusts and other real estate industry companies.


      The Fund may also invest up to 25% of its total assets in debt securities of real estate industry companies, mortgage-backed securities and short-term investments. In pursuit of its objectives, the Fund may employ active management techniques (including futures and options) in an attempt to hedge risks associated with the Fund's investments in real estate equity securities. There is, of course, no assurance that the Fund will achieve its investment objectives.

      Fund returns and share prices fluctuate and the value of your account upon redemption may be more or less than your purchase price. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investments in securities of real estate industry companies entail risks in addition to those customarily associated with investing in securities in general. The Fund is intended for investors who can accept such risks and may not be suitable for all investors. See "Investment Objective and Policies and Associated Risks" for a discussion of these risks.


      This Prospectus provides information about the Fund that you should know before investing in the Fund. Please read and retain it for your future reference. More information about the Fund is included in the Statement of Additional Information, also dated April 9, 1998, as supplemented or revised from time to time, which is incorporated into this Prospectus by reference. A copy of the Statement of Additional Information may be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to the Fund at 60 State Street, Boston, Massachusetts 02109. Other information about the Fund has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge through the SEC's Internet web site (http://www.sec.gov).



                                                                  [PIONEER LOGO]



          TABLE OF CONTENTS                                     PAGE
---------------------------------------------------------------------
I.        EXPENSE INFORMATION ...............................      2
II.       FINANCIAL HIGHLIGHTS ..............................      3
III.      INVESTMENT OBJECTIVES AND POLICIES AND
           ASSOCIATED RISKS .................................      3
IV.       MANAGEMENT OF THE FUND ............................      5
V.        FUND SHARES .......................................      7
VI.       SHARE PRICE .......................................      7
VII.      PURCHASING CLASS Y SHARES .........................      7
VIII.     REDEEMING CLASS Y SHARES ..........................      8
IX.       EXCHANGING CLASS Y SHARES .........................      9
X.        DISTRIBUTION OF CLASS Y SHARES ....................      9
XI.       DIVIDENDS, DISTRIBUTIONS AND TAXATION .............     10
XII.      SHAREHOLDER SERVICES ..............................     10
           Account and Confirmation Statements ..............     10
           Financial Reports and Tax Information ............     10
           Distribution Options .............................     10
           Telephone Transactions ...........................     11
           FactFone(SM) .....................................     11
XIII.     THE FUND ..........................................     11
XIV.      INVESTMENT RESULTS ................................     12
          APPENDIX A: Certain Investment Practices ..........     12


                             --------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

I. EXPENSE INFORMATION

     This table is designed to help investors understand the charges and expenses that an investor will bear directly or indirectly when investing in the Fund. Operating expenses for Class Y shares are based on expenses that would have been incurred for the fiscal year ended December 31, 1997 had such shares been outstanding for the entire fiscal year.+




Shareholder Transaction Expenses:                             Class Y
 Maximum Initial Sales Charge on Purchases
   (as a percentage of offering price) .....................    None
 Maximum Sales Charge on Reinvestment of Dividends .........    None
 Maximum Deferred Sales Charge
   (as a percentage of original purchase price
    or redemption proceeds, as applicable) .................    None
 Redemption Fee ............................................    None
 Exchange Fee ..............................................    None
Annual Operating Expenses
  (As a Percentage of Average Net Assets):
 Management Fee ............................................    1.00%
 12b-1 Fee .................................................    None
 Other Expenses (estimated)
   (including accounting and transfer agent fees,
   custodian fees and printing expenses) ...................    0.38%
                                                                ----
Total Operating Expenses ...................................    1.38%
                                                                ====


--------------------

+ Class Y shares were first offered April 9, 1998.


  Example:

     You would pay the following expenses on a $1,000 investment, assuming a 5% annual return, reinvestment of all dividends and distributions and that the percentage amounts listed under "Annual Operating Expenses" remain the same each year.


                    1 Year     3 Years     5 Years     10 Years
                    ------     -------     -------     --------
Class Y Shares        $14        $44         $76         $166


     The example is designed for information purposes only, and should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown.


     For further information regarding management fees and other expenses of the Fund, see "Management of the Fund" and "Distribution of Class Y Shares" in this Prospectus and "Management of the Fund" and "Underwriting Agreement and Distribution Plans" in the Statement of Additional Information.

II. FINANCIAL HIGHLIGHTS

     Class Y shares are a new class of shares; financial highlights are not currently available for Class Y shares. Arthur Andersen LLP's report on the Fund's audited financial statements as of December 31, 1997 for Class A, Class B and Class C shares appears in the Fund's Annual Report which is incorporated by reference into the Statement of Additional Information. The Annual Report includes more information about the Fund's performance and is available free of charge by calling Shareholder Services at 1-800-225-6292.

III. INVESTMENT OBJECTIVES AND POLICIES AND ASSOCIATED RISKS

     The Fund's primary investment objective is to seek long-term growth of capital. Current income is a secondary investment objective. The Fund seeks these objectives by investing in a non-diversified portfolio of equity securities of real estate investment trusts and other real estate industry companies and, to a lesser extent, in debt securities of such companies and in mortgage-backed securities.

     Under normal circumstances, at least 75% of the Fund's total assets are invested in equity securities of real estate investment trusts ("REITs") and other real estate industry companies. For purposes of the Fund's investments, a "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from either (a) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or (b) products or services related to the real estate industry like building supplies or mortgage servicing. The equity securities of real estate industry companies in which the Fund will invest consist of common stock, shares of beneficial interest of REITs and securities with common stock characteristics, such as preferred stock and debt securities convertible into common stock ("Real Estate Equity Securities").

     The Fund may also invest up to 25% of its total assets in (a) debt securities of real estate industry companies, (b) mortgage-backed securities, such as mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and collateralized mortgage obligations ("CMOs") and (c) short-term investments (as listed below). See "Other Eligible Investments."

     In pursuit of its objectives, the Fund may employ certain active management techniques including options on securities indices and futures contracts on securities and indices and options on such futures contracts. These techniques may be employed in an attempt to hedge interest rate or other risks associated with the Fund's portfolio securities. See Appendix A for a description of these investment practices and securities and associated risks.

     For temporary defensive purposes, the Fund may invest up to 100% of its total assets in short-term investments (as listed below). The Fund will assume a temporary defensive posture only when economic and other factors affect the real estate industry market to such an extent that Pioneering Management Corporation ("PMC") believes there to be extraordinary risks in being substantially invested in Real Estate Equity Securities.

     As to any specific investment in Real Estate Equity Securities, PMC's analysis will focus on evaluating the fundamental value of an enterprise. The Fund will purchase securities for its portfolio when, in the judgment of PMC, their market price appears to be less than their fundamental value and/or which offer a high level of current income consistent with reasonable investment risk. In selecting specific investments, PMC will attempt to identify securities with significant potential for appreciation relative to their downside exposure and/or which have a timely record and high level of interest or dividend payments. In making these determinations, PMC will take into account price-earnings ratios, cash flow, the relationship of asset value to market price of the securities, interest or dividend payment history and other factors which it may determine from time to time to be relevant. PMC will attempt to allocate the Fund's portfolio investments across regional economies and property types.

Risk Factors Associated with the Real Estate Industry

     Although the Fund does not invest directly in real estate, it does invest primarily in Real Estate Equity Securities and will concentrate its investments in the real estate industry, and, therefore, an investment in the Fund may be subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.


     In addition, if the Fund has rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. See "Tax Status" in the Statement of Additional Information. Investments by the Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

Real Estate Investment Trusts and Associated Risk Factors
     The Fund may invest without limitation in shares of REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

     Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Investment Company Act of 1940, as amended (the "1940 Act"). REITs whose underlying assets include long-term health care properties, such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry.

     REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

     Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the Standard & Poor's Index of 500 Common Stocks.

Other Eligible Investments
     The Fund may invest up to 25% of its total assets in any of the investments described in this section.

     Debt Securities of Real Estate Industry Companies and Mortgage-Backed Securities. The Fund may invest in debt securities (including convertible debt securities) of real estate industry companies. PMC intends to invest no more than 5% of the Fund's net assets in debt securities rated, at the time of investment, below Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("Standard & Poor's"), commonly referred to as junk bonds, or, if unrated, judged by PMC to be of at least comparable quality. Securities rated Baa by Moody's or BBB by Standard & Poor's and securities of comparable quality, referred to as "medium grade" obligations, have speculative characteristics, and changes in economic conditions and other factors are more likely to lead to weakened capacity to pay principal and interest than is the case for higher rated investment grade securities. In the event a debt security purchased by the Fund is subsequently down graded below investment grade, PMC will consider whether the Fund should continue to hold the security. See the Statement of Additional Information for a description of the corporate debt ratings assigned by Moody's and Standard & Poor's and the risks associated with lower-rated debt securities.

     The Fund may also invest in securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property ("Mortgage-Backed Securities"). Investing in Mortgage-Backed Securities involves certain unique risks in addition to those associated with investing in the real estate industry in general. These risks include the failure of a counter-party to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. See Appendix A for a more complete description of the characteristics of Mortgage-Backed Securities and associated risks.

     Short-Term Investments. The Fund may invest in short-term investments consisting of: corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by Standard & Poor's; obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody's, or A-1, AA or better by Standard & Poor's; obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities with remaining maturities not exceeding 18 months; and repurchase agreements.

Foreign Investments

     The Fund may invest up to 10% of its net assets in equity and debt securities of foreign real estate companies, provided that purchases of Canadian securities are not subject to the limitations of this paragraph. Investing in securities of foreign companies involves certain considerations and risks which are not typically associated with investing in securities of U.S. companies. Foreign companies are not subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less publicly available information about foreign companies compared to reports and ratings published about U.S. companies. In addition, foreign securities markets have substantially less volume than U.S. markets and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the U.S. Dividends or interest or, in some cases capital gains, from foreign investments may be subject to withholding or other foreign taxes which will decrease the net return on such investments as compared to the return on Fund's U.S. investments. Finally, there may be the possibility of expropriations, confiscatory taxation, politi-cal, economic or social instability or diplomatic developments which could adversely affect assets of the Fund held in foreign countries.

     The value of foreign securities may also be adversely affected by fluctuations in the relative rates of exchange between the currencies of different nations and by exchange control regulations. For example, the value of a foreign security held by the Fund as measured in U.S. dollars will decrease if the foreign currency in which the security is denominated declines in value against the U.S. dollar. In such event, this will cause an overall decline in the Fund's net asset value and may also reduce net investment income and capital gains, if any, to be distributed in U.S. dollars to shareholders of the Fund. See "Foreign Real Estate Companies and Associated Risks" in the Statement of Additional Information for a description of the risks associated with foreign investments.


Restricted and Illiquid Securities

     The Fund may invest up to 5% of its net assets in securities exempt from registration and up to 15% of its net assets in illiquid investments. See Appendix A for a description of the risks associated with these securities.

Non-Diversified Status


     The Fund is "non-diversified" for purposes of the 1940 Act. As a non-diversified mutual fund, the Fund may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund might be. Like most other registered investment companies, however, the Fund has qualified, and intends to continue to qualify, as a "regulated investment company" under the Code and therefore will be subject to diversification limits, which generally require that, as of the close of each quarter of its taxable year, (i) no more than 25% of its assets may be invested in the securities of a single issuer (except for U.S. government securities) and (ii) with respect to 50% of its total assets, no more than 5% of its total assets may be invested in the securities of a single issuer (except for U.S. government securities) or invested in more than 10% of the outstanding voting securities of a single issuer.


Portfolio Turnover


     PMC generally avoids market-timing or speculating on broad market fluctuations. Therefore, except as described above, the Fund will be substantially fully invested at all times. Changes in the portfolio may be made promptly when determined to be advisable by reason of developments not foreseen at the time of the initial investment decision, and usually without reference to the length of time a security has been held. Accordingly, portfolio turnover rates are not considered a limiting factor in the execution of investment decisions. Portfolio turnover rates were 28% and 41% for the fiscal years ended December 31, 1997 and 1996, respectively.


     The Fund's investment objectives and certain investment restrictions designated as fundamental in the Statement of Additional Information may be changed by the Board of Trustees only with shareholder approval.

IV. MANAGEMENT OF THE FUND

     The Fund's Board of Trustees has overall responsibility for the management and supervision of the Fund. The Board meets at least quarterly. By virtue of the functions performed by PMC as investment adviser, the Fund requires no employees other than its executive officers, all of whom receive their compensation from PMC or other sources. The Statement of Additional Information contains the name and general business and professional background of each Trustee and executive officer of the Fund.


The Manager
     The Fund is managed under a management contract with PMC. PMC serves as investment adviser to the Fund and is responsible for the overall management of the Fund's business affairs, subject only to the authority of the Board of Trustees. PMC is a wholly owned subsidiary of The Pioneer Group, Inc. ("PGI"), a Delaware corporation. Pioneer Funds Distributor, Inc. ("PFD"), an indirect wholly owned subsidiary of PGI, is the principal underwriter of shares of the Fund. John F. Cogan, Jr., Chairman and Chief Executive Officer of the Fund, Chairman and a Director of PMC and PFD, and President and a Director of PGI, beneficially owned approximately 14% of the outstanding capital stock of PGI as of the date of this Prospectus.

     Mr. David Tripple, President and Chief Investment Officer of PMC and Executive Vice President of each Pioneer mutual fund, has general responsibility for PMC's investment operations and chairs a committee of PMC's equity managers which reviews PMC's research and portfolio operations, including those of the Fund. Mr. Tripple joined PMC in 1974.


     Research and management of the Fund is the responsibility of a team consisting of a PMC portfolio manager and analysts from Boston Financial Securities, Inc. ("BFS"), the Fund's subadviser. Members of the team meet regularly to discuss holdings, prospective investments and portfolio composition. Mr. Robert Bensen, a Vice President of PMC and the Fund, is the senior member of the team. Mr. Bensen joined PMC in 1974 and has 24 years of investment experience. Mr. Bensen is responsible for the day-to-day management of the Fund.


     In addition to the Fund, PMC also manages and serves as the investment adviser for other mutual funds and is an investment adviser to certain other institutional accounts. The executive offices of PMC, PGI and PFD are located at 60 State Street, Boston, Massachusetts 02109. In an effort to avoid conflicts of interest with the Fund, the Fund, PMC and BFS, the subadviser to the Fund, have adopted a Code of Ethics that is designed to maintain a high standard of personal conduct by directing that all personnel defer to the interests of the Fund and its shareholders in making personal securities transactions.

     Under the terms of its contract with the Fund, PMC assists in the management of the Fund and is authorized in its discretion to buy and sell securities for the account of the Fund. PMC pays all the ordinary operating expenses, including executive salaries and the rental of office space relating to its services for the Fund with the exception of the following which are to be paid by the Fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of PMC or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Fund with respect to the Fund; (d) issue and transfer taxes, chargeable to the Fund in connection with securities transactions to which the Fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the Fund and/or its shares with the SEC, state or blue sky securities agencies and foreign countries, including the preparation of Prospectuses and Statements of Additional Information for filing with the SEC; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the Fund and the Trustees; (i) distribution fees paid by the Fund pursuant to the 1940 Act; (j) compensation of those Trustees of the Fund who are not affiliated with or interested persons of PMC, the Fund (other than as Trustees), PGI or PFD; (j) the cost of preparing and printing share certificates; (k) interest on borrowed money, if any; and (l) organizational expenses of the Fund. The Fund also pays all brokerage commissions and any taxes or other charges in connection with its portfolio transactions. In addition, the expense of organizing the Fund and initially registering and qualifying its shares under federal and state securities laws are being charged to the Fund's operations, as an expense, over a period not to exceed 60 months from the Fund's inception date.


     Orders for the Fund's portfolio securities transactions are placed by PMC, which strives to obtain the best price and execution for each transaction. In circumstances where two or more broker-dealers are in a position to offer comparable prices and execution, consideration may be given to whether the broker-dealer provides investment research or brokerage services or sells shares of any Pioneer mutual fund or other funds for which PMC or any other affiliate or subsidiary serves as investment adviser or manager. See the Statement of Additional Information for a further description of PMC's brokerage allocation practices.


     As compensation for its management and investment advisory services and certain expenses which PMC incurs, PMC is entitled to a management fee equal to 1% per annum of the Fund's average daily net assets. The fee is normally computed daily and paid monthly. See "Expense Information" in this Prospectus and "Investment Adviser" in the Statement of Additional Information.

     The Real Estate Subadviser. BFS is an affiliate of The Boston Financial Group Limited Partnership, a Massachusetts limited partnership ("Boston Financial"), which together with a predecessor business has extensive experience and expertise in placing, evaluating and providing advice on a variety of real estate related investments since 1969 for individuals, institutions and real estate professionals. Several other affiliates of BFS also provide a variety of financial, consulting and management services to real estate investors and developers. As one of the largest real estate asset managers in the U.S., Boston Financial oversees investment in over $4.5 billion of properties in 49 states. The company serves over 30,000 investors with equity contributions in excess of $2 billion in real estate investments. In its capacity as subadviser to the Fund, BFS (i) identifies and analyzes real estate industry companies, including real estate properties and other permissible investments for the Fund, (ii) analyzes market conditions affecting the real estate industry generally and specific geographical and securities markets in which the Fund may invest or is invested, (iii) continuously reviews and analyzes the investments in the Fund's portfolio and (iv) furnishes advisory reports based on such analysis to PMC.


     Mr. Fred N. Pratt, Jr. has the ultimate responsibility for overseeing the provisions of subadvisory services to the Fund. Mr. Pratt is President and Chief Executive Officer of Boston Financial, a Director of BFS and a Trustee of the Fund. Mr. Pratt has worked in the real estate industry since 1969. Mr. Mark Howard-Johnson, a Vice President of BFS, is primarily responsible for the day-to-day provision of subadvisory services to the Fund since September 30, 1996. Mr. Howard-Johnson has worked as a real estate analyst since 1994.

     As compensation for its subadvisory services, PMC (and not the Fund) pays BFS a subadvisory fee equal to 0.25% per annum of the Fund's average daily net assets up to $27 million and 0.50% of average daily net assets in excess of $27 million. After written notice to BFS, the subadvisory fee payable by PMC to BFS would be reduced proportionally to the extent that PMC elects to utilize a portion of the management fees paid to PMC by the Fund to make payments to third parties.

     The executive offices of BFS are located at 101 Arch Street, Boston, Massachusetts 02110. BFS is a registered broker-dealer and may act as a broker in connection with the sale of shares of the Fund under a sales agreement with PFD.

     Certain information technology experts currently predict the possibility of a widespread failure of computer systems and certain other equipment which will be triggered on or after certain dates--primarily January 1, 2000--due to a systemic inability to process date-related information. This scenario, commonly known as the "Year 2000 Problem," could have an adverse impact on individuals and businesses, including the Fund and other mutual funds and financial organizations. PMC and its affiliates are taking steps believed to be adequate to address the Year 2000 Problem with respect to the systems and equipment controlled by the Fund's investment adviser, broker-dealer and transfer agent. In addition, other entities providing services to the Fund and its shareholders are being asked to provide assurances that they have undertaken similar measures with respect to their systems and equipment. Although PMC is not expecting any adverse impact to it or its clients from the Year 2000 Problem, it cannot provide complete assurances that its efforts or the efforts of its key vendors will be successful.

V. FUND SHARES

     The Fund continuously offers four Classes of shares designated as Class A, Class B, Class C and Class Y shares. Class A, Class B and Class C shares are offered in a separate prospectus which may be obtained by contacting your sales representative or by calling Pioneering Services Corporation ("PSC") at 1-800-225-6292.


     Class Y shares are sold at net asset value, without either an initial sales charge or a contingent deferred sales charge. Class Y shares are not subject to any ongoing service fee or distribution fee and do not convert to any other class of shares. Class Y shares are described more fully in "Purchasing Class Y Shares" in this Prospectus.

     Investment dealers or their representatives may receive different compensation depending on which Class of shares they sell. Shares may be exchanged only for shares of the same Class of another Pioneer mutual fund . Shares sold outside the U.S. to persons who are not U.S. citizens may be subject to different sales charges, contingent deferred sales charges and dealer compensation arrangements in accordance with local laws and business practices.


VI. SHARE PRICE
     Class Y shares of the Fund are sold at the net asset value per share. The net asset value per share of each Class of the Fund is determined by dividing the value of its assets, less liabilities attributable to that Class, by the number of shares of that Class outstanding. The net asset value is computed once daily, on each day the New York Stock Exchange (the "Exchange") is open, as of the close of regular trading on the Exchange. The net asset value per share of Class Y shares will generally be higher than the net asset value per share of the Fund's other three classes of shares because Class Y shares are not subject to any ongoing distribution fee, and certain other expenses are expected to be lower.


     Securities are valued at the last sale price on the principal exchange or market where they are traded. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices. Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by the Fund's independent pricing services. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith by the Trustees. All assets of the Fund for which there is no other readily available valuation method are valued at their fair value as determined in good faith by the Trustees.



VII. PURCHASING CLASS Y SHARES
     To open an account for an individual or other non-institutional investor, a completed Account Application must be received by Pioneering Service Corporation ("PSC") by mail or by fax prior to the purchase of Class Y shares. All other investors should call PSC at 1-888-294-4480 to obtain an account set-up kit and to obtain an account number. A bank wire address of record (your predesignated bank account) must be provided to PSC at the time an account is established.

     The minimum initial investment for Class Y shares is $5 million which may be invested in one or more of the Pioneer mutual funds that currently offer Class Y shares. There is no minimum additional investment amount. Class Y shares will be purchased at the net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge and are not subject to a contingent deferred sales charge. All purchases must be made in U.S. dollars.

     The $5 million minimum investment requirement will be waived if:

(i) a trust company or bank trust department is initially investing at least $1 million in any of the Pioneer mutual funds and, at the time of the purchase, such assets are held in a fiduciary, advisory, custodial or similar capacity over which the trust company or bank trust department has full or shared investment discretion; or


(ii) the investment is made by an employer sponsored retirement plan that meets the requirements of Sections 401, 403 or 457 of the Code, provided that the number of employees covered by the plan is 5,000 or more or the plan has assets of $25 million or more; or

(iii) the investment is at least $1 million in any of the Pioneer mutual funds and the purchaser is an insurance company separate account; or

(iv) the investment is made by an employer sponsored retirement plan established for the benefit of (1) employees of PGI or employees of PGI's affiliates or (2) employees or affiliates of broker-dealers who have a Class Y shares sales agreement with PFD.


     Payment By Wire. Funds may be wired in payment of a request to purchase Class Y shares provided that such funds are wired to a Class Y shares account. See above for information on establishing an account. To wire funds in payment of a request to purchase Class Y shares instruct your bank to wire funds to:


Receiving Bank             State Street Bank and Trust Company
Address                    225 Franklin Street
                           Boston, MA 02101
ABA Routing No.            011000028
For further credit to:     Shareholder Name
                           Existing Pioneer Account No.
                           Pioneer Real Estate Shares

     A request to purchase shares must be received by PSC or by your broker-dealer by the close of regular trading of the Exchange (currently 4:00 p.m. Eastern time) in order to pur-chase shares at the price determined on that day. Funds wired in payment of such requests must be received by State Street Bank and Trust Company by 11:00 a.m. Eastern time on the next business day following receipt of the request to purchase shares. If wired funds are not received by State Street Bank and Trust Company by 11:00 a.m. of the next business day following receipt of the request to purchase shares, the transaction will be canceled at the expense and risk of the purchaser. Wire transfers normally take two or more hours to complete and a fee may be charged by the sending bank. Wire transfers may be restricted on holidays and at certain other times. Questions on wire transfers should be directed to PSC or your broker-dealer.


     By Mail. Purchases of Class Y shares may always be made by mail. For accounts registered to individuals or non-institutional investors, make your check payable to Pioneer Real Estate Shares and mail a completed Account Application to PSC at: P.O. Box 9150, Boston, Massachusetts 02205-8573. For accounts registered to institutions, completed account set-up kit materials must be sent to PSC with payment. Checks written on non-U.S. banks will delay purchases until U.S. funds are received and a collection charge may be imposed.


     Broker-Dealers. An order for Class Y shares received by a broker-dealer prior to the close of regular trading on the Exchange is confirmed at the price for Class Y shares as determined at the close of regular trading on the Exchange on the day the order is received, provided the order is received by PFD from the broker-dealer prior to PFD's close of business (usually, 5:30 p.m. Eastern time), except as described above for wire transfers. It is the responsibility of broker-dealers to transmit orders so that they will be received by PFD prior to its close of business.

     General. The Fund reserves the right in its sole discretion to withdraw all or any part of the offering of shares when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, PFD until it has been confirmed in writing by PFD and payment has been received.


VIII. REDEEMING CLASS Y SHARES
     Class Y shares will be redeemed at the share price next calculated after a redemption request is received in good order as described below. Redemption proceeds generally will be sent to the registered owner by check or by wire transfer, normally within seven days after the request is received in good order. The Fund reserves the right to withhold payment of the redemption proceeds until checks or wire transfers received by the Fund in payment for the shares being sold have cleared, which may take up to 15 calendar days from the purchase date.

     In Writing. Class Y shares may be redeemed by delivering a written request, signed by all registered owners, in good order to PSC. A written request, including a signature guarantee, must be used to redeem Class Y shares if any of the following applies:

   [bullet] the requested redemption is for over $100,000 and there is no record of a predesignated bank account,

   [bullet] the requested redemption is for over $100,000 and the account registration or address of record has changed within the last 30 days,

   [bullet] the requested redemption is for over $5 million,

   [bullet] the check for the amount of the redemption proceeds is not being mailed to the address of record,

   [bullet] the check for the amount of the redemption proceeds is not being made payable to the account's record owners, or

   [bullet] the redemption proceeds are being transferred to a Pioneer mutual fund account with a different registration.


     Include in the request the account's registration name, the Fund's name, the Fund account number, the Class of shares to be redeemed, the dollar amount or number of shares to be redeemed, and any other applicable requirements as described below. Redemption requests for accounts registered in the name of a corporation or other fiduciary must name an authorized person and must be accompanied by a certified copy of a current corporate resolution, certificate of incumbency or similar legal document showing that the named individual is authorized to act on behalf of the record owner. Unless instructed otherwise, PSC will send the proceeds of the redemption by check to the address of record. For more information, contact PSC at 1-888-294-4480.


     Written requests will not be processed until they are received in good order by PSC. Good order means that there are no outstanding claims or requests to hold redemptions on the account, any share certificates are endorsed by the record owner(s) exactly as the shares are registered and the signature(s) on the share certificate are guaranteed by an eligible guarantor. A bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association will generally be able to provide a signature guarantee. A notary public cannot provide a signature guarantee. Signature guarantees are not accepted by facsimile ("fax"). For additional information about the necessary documentation for redemption by mail, please contact PSC at 1-888-294-4480.

     A signature guarantee must also accompany any request to change your predesignated bank account information.

     By Telephone or Fax. Class Y share accounts are automatically authorized to have the telephone redemption privilege unless indicated otherwise on the Account Application or by writing to PSC. Proper account identification will be required for each telephone redemption. A maximum of $5 million per account per day may be redeemed by telephone or fax if PSC has a predesignated bank account number on record. If there is no predesignated bank account number on file, a maximum of $100,000 may be redeemed by telephone or fax. The proceeds of a telephone or fax redemption may be received by bank wire, electronic funds transfer or by check. Proceeds of a telephone or fax request will normally be mailed or transmitted the next business day.

     To redeem by telephone, see "Shareholder Services--Telephone Transactions" for more information.

     To redeem by fax, send your redemption request to 1-888-294-4485.

     To receive the proceeds by bank wire: the proceeds must be sent to the bank wire address of record which must have been properly predesignated either on your Account Application or on an Account Options Form and which must not have changed in the last 30 days.

     To receive the proceeds by check: the check must be made payable exactly as the account is registered and the check must be sent to the address of record which must not have changed in the last 30 days.

     You may always elect to deliver redemption instructions to PSC by mail.

     Redeeming Shares Through a Broker-Dealer. The Fund has authorized PFD to act as its agent in the repurchase of shares of the Fund from qualified broker-dealers and reserves the right to terminate this procedure at any time. Broker-dealers must receive redemption requests prior to the close of business of the Exchange and must transmit each redemption request to PFD before PFD's close of business to receive that day's redemption price. Broker-dealers are responsible for providing all necessary documentation to PFD and may charge for their services.

     General. Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the Exchange is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of the net assets of its portfolio; or the SEC, by order, so permits.

     Redemptions and repurchases are taxable transactions to shareholders unless the account qualifies as tax-exempt. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase.



IX. EXCHANGING CLASS Y SHARES
     Exchanges of Class Y shares must be at least $1,000. You may exchange your investment from one Class of Fund shares at net asset value, without a sales charge, for shares of the same Class of any other Pioneer mutual fund. Not all Pioneer mutual funds offer Class Y shares. A new Pioneer mutual fund account opened through an exchange must have a registration identical to that on the original account.

     PSC will process exchanges only after receiving an exchange request in good order. Exchange requests received by PSC before the close of the Exchange, generally 4:00 p.m. Eastern time, will be effective on that day if the requirements above have been met, otherwise, they will be effective on the next business day. There are currently no fees or sales charges imposed at the time of an exchange. An exchange of shares may be made only in states where legally permitted. For federal and (generally) state income tax purposes, an exchange is considered to be a sale of the shares of the Fund exchanged and a purchase of shares in another Pioneer mutual fund. Therefore, an exchange could result in a gain or loss on the shares sold, depending on the tax basis of these shares and the timing of the transaction, and special tax rules may apply.

     You should consider the differences in objectives and policies of the Pioneer mutual funds, as described in each fund's current prospectus, before making any exchange. For the protection of the Fund's performance and shareholders, the Fund and PFD reserve the right to refuse any exchange request or restrict, at any time without notice, the number and/or frequency of exchanges to prevent abuses of the exchange privilege. Such abuses may arise from frequent trading in response to short-term market fluctuations, a pattern of trading by an individual or group that appears to be an attempt to "time the market," or any other exchange request which, in the view of management, will have a detrimental effect on the Fund's portfolio management strategy or its operations. In addition, the Fund and PFD reserve the right to charge a fee for exchanges or to modify, limit, suspend or discontinue the exchange privilege with notice to shareholders as required by law.

     Telephone and Fax Exchanges. Class Y share accounts are automatically authorized to have the telephone exchange privilege unless indicated otherwise on the Account Application or by writing to PSC. Proper account identification will be required for each telephone exchange. Telephone exchanges or fax exchanges of Class Y shares may not exceed $5 million per account per day. Each telephone exchange request will be recorded. See "Telephone Transactions" below.

     Written Exchanges. Class Y shares may be exchanged by sending a letter of instruction to PSC. Include in your letter the record name on the account, the name of the Pioneer mutual fund out of which to exchange and the name of the Pioneer mutual fund into which to exchange, the fund account number(s), the Class of shares to be exchanged and the dollar amount or number of shares to be exchanged. Written exchange requests must be signed by all record owner(s) exactly as the shares are registered. Written documentation may be required for accounts registered in the name of a corporation or fiduciary.



X. DISTRIBUTION OF CLASS Y SHARES
     PFD incurs the expenses of distributing the Fund's Class Y shares, none of which are reimbursed or paid for by the Fund. These expenses include fees paid to, or on account of, broker-dealers and other qualifying institutions which have sales agreements with PFD, advertising expenses, the cost of printing and mailing prospectuses to potential investors and other direct and indirect expenses associated with the sale of Fund's Class Y shares.


     PFD or its affiliates may make payments out of its own resources to dealers and other persons who distribute shares of the Fund, including Class Y shares. Such payments may be calculated by reference to the net asset value of shares sold by such person or otherwise. Dealers and other persons may from time to time be required to meet certain criteria in order to receive such payments. Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If a bank was prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate.


     The Fund has adopted a Plan of Distribution for each Class of shares, other than Class Y shares, in accordance with Rule 12b-1 under the 1940 Act pursuant to which certain distribution fees are paid to PFD. For more information, see "Underwriting Agreement and Distribution Plans" in the Statement of Additional Information.



XI. DIVIDENDS, DISTRIBUTIONS AND TAXATION
     The Fund has elected to be treated, has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code, so that it will not pay federal income tax on income and capital gains distributed to shareholders as required under the Code.

     Under the Code, the Fund will be subject to a nondeductible 4% federal excise tax on a portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

     The Fund's policy is to pay to shareholders dividends from net investment income, if any, quarterly during the months of March, June, September and December and to make distributions from net long-term capital gains, if any, usually in December. Distributions from net short-term capital gains, if any, may be paid with such dividends; dividends from income and/or capital gains may also be paid at such other times as may be necessary for the Fund to avoid federal income or excise tax. Generally, dividends from the Fund's net investment income, market discount income, net short-term capital gains, and certain net foreign exchange gains are taxable under the Code as ordinary income, and dividends from the Fund's net long-term capital gains are taxable as long-term capital gains.

     The Fund's distributions of long-term capital gains to individuals or other noncorporate taxpayers are subject to different maximum tax rates, (which will be indicated in the annual tax information the Fund provides to shareholders), depending generally upon the sources of, and the Fund's holding periods for the assets that produce, the gains.

     Unless shareholders specify otherwise, all distributions will be automatically reinvested in additional full and fractional shares of the Fund. For federal income tax purposes, all dividends are taxable as described above whether a shareholder takes them in cash or reinvests them in additional shares of the Fund. Information as to the federal tax status of dividends and distributions will be provided to shareholders annually. For further information on the distribution options available to shareholders, see "Distribution Options" below.

     Distributions by the Fund of the dividend income it receives from U.S. domestic corporations may qualify for the dividends-received deduction for corporate shareholders, subject to holding-period requirements and debt-financing restrictions under the Code.

     The Fund may be subject to foreign withholding taxes or other foreign taxes on income (possibly including, in some cases, capital gains) on certain of its foreign investments which will reduce the yield on or return from those investments.

     Dividends and other distributions and the proceeds of redemptions, exchanges or repurchases of Fund shares paid to individuals and other non-exempt payees will be subject to a 31% backup withholding of federal income tax if the Fund is not provided with the shareholder's correct taxpayer identification number and certification that the number is correct and that the shareholder is not subject to backup withholding or if the Fund receives notice from the IRS or a broker that such withholding applies.

     The description above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates and who are subject to U.S. federal income tax. Non-U.S. shareholders and tax-exempt shareholders are subject to different tax treatment that is not described above. Shareholders should consult their own tax advisors regarding state, local and other applicable tax laws, including the effect of recent federal tax legislation, in their particular circumstances.


XII. SHAREHOLDER SERVICES

     PSC is the shareholder services and transfer agent for shares of the Fund. PSC, a Massachusetts corporation, is a wholly owned subsidiary of PGI. PSC's offices are located at 60 State Street, Boston, Massachusetts 02109, and inquiries to PSC should be mailed to Shareholder Services, Pioneering Services Corporation, P.O. Box 9150, Boston, Massachusetts 02205-8573. Brown Brothers Harriman & Co. (the "Custodian") serves as the custodian of the Fund's portfolio securities and other assets. The principal business address of the Mutual Fund Division of the Custodian is 40 Water Street, Boston, Massachusetts 02109.

Account and Confirmation Statements
     PSC maintains an account for each shareholder and all transactions of the shareholder are recorded in this account. Confirmation statements showing the details of transactions are sent to shareholders as transactions occur.

Financial Reports and Tax Information
     As a shareholder, you will receive financial reports at least semiannually. In January of each year the Fund will mail to you information about the tax status of dividends and distributions.

Distribution Options
     Dividends and capital gains distributions, if any, will automatically be invested in additional shares of the Fund, at the applicable net asset value per share, unless you indicate another option on the Account Application.

     Two other options available are (a) dividends in cash and capital gains distributions in additional shares; and (b) all dividends and capital gains distributions in cash. These two options are not available, however, for retirement plans or an account with a net asset value of less than $500. Changes in the distribution option may be made by written request to PSC.

     If you elect to receive either dividends or dividends and capital gains in cash and a distribution check issued to you is returned by the U. S. Postal Service as not deliverable or a distribution check remains uncashed for six months or more, the amount of the check may be reinvested in your account. Such additional shares will be purchased at the then current net asset value. Furthermore, the distribution option on the account will automatically be changed to the reinvestment option until such time as you request a different option by writing to PSC.

Telephone Transactions
     Class Y accounts are automatically authorized to have telephone transaction privileges as described above . To redeem or exchange Class Y shares by telephone, call 1-888-294-4480 between the hours of 9:00 a.m. and 6:00 p.m. Eastern time on weekdays. See "Selling Class Y Shares" and "Exchanging Class Y Shares" for more information.

     To confirm that each transaction instruction received by telephone is genuine, the Fund will record each telephone transaction, require the caller to provide the personal identification number ("PIN") for the account and send you a written confirmation of each telephone transaction. Different procedures may apply to accounts that are registered to non-U.S. citizens or that are held in the name of an institution or in the name of an investment broker-dealer or other third party. If reasonable procedures, such as those described above, are not followed, the Fund may be liable for any loss due to unauthorized or fraudulent instructions. In all other cases, neither the Fund, PSC nor PFD will be responsible for the authenticity of instructions received by telephone; therefore, you bear the risk of loss for unauthorized or fraudulent telephone transactions. The Fund may implement other procedures from time to time.

     During times of economic turmoil or market volatility or as a result of severe weather or a natural disaster, it may be difficult to contact the Fund by telephone to institute a redemption or exchange. You should communicate with the Fund in writing if you are unable to reach the Fund by telephone.

FactFone(SM)
     FactFone(SM) is an automated inquiry and telephone transaction system available to Pioneer shareholders by dialing 1-800-225-4321. FactFone(SM) allows shareholder access to current information on Pioneer mutual fund accounts and to the prices and yields of all publicly available Pioneer mutual funds. Computer assisted telephone purchases, exchanges and redemptions of Class Y shares are not currently available through FactFone(SM).

     The options and services available to shareholders may be revised, suspended, or terminated at any time by PFD or by the Fund. You may establish the services described in this section when you open your account. You may also establish or revise many of them on an existing account by completing an Account Options Form, which you may obtain by calling 1-888-294-4480.

XIII. THE FUND
     The Fund, a non-diversified open-end management investment company (commonly referred to as a mutual fund), was established as a Massachusetts business trust on July 1, 1993 and was reorganized as a Delaware business trust on April 28, 1995 under an Agreement and Declaration of Trust (the "Declaration of Trust"). Prior to September 1, 1995, the Fund was named "Pioneer Winthrop Real Estate Investment Fund." The Fund has authorized an unlimited number of shares of beneficial interest. As an open-end investment company, the Fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the then current net asset value per share (less any applicable contingent deferred sales for Class A, Class B and Class C share transactions). The Fund is not required, and does not intend, to hold annual shareholder meetings although special meetings may be called for the purpose of electing or removing Trustees, changing fundamental investment restrictions or approving a management contract.

     The Fund reserves the right to create and issue additional series of shares. The Trustees have the authority, without further shareholder approval, to classify and reclassify the shares of the Fund, or any additional series of the Fund, into one or more classes. As of the date of this Prospectus, the Trustees have authorized the issuance of four classes of shares, designated Class A, Class B, Class C and Class Y. The shares of each class represent an interest in the same portfolio of investments of the Fund. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution and transfer agent fees and may bear other expenses properly attributable to the particular class. Class A, Class B and Class C shareholders have exclusive voting rights with respect to the Rule 12b-1 distribution plans adopted by holders of those shares in connection with the distribution of shares. A Rule 12b-1 distribution plan has not been adopted with respect to the Class Y shares of the Fund (see "Distribution of Class Y Shares" for more information).

     In addition to the requirements under Delaware law, the Declaration of Trust provides that a shareholder of the Fund may bring a derivative action on behalf of the Fund only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Fund, or 10% of the outstanding shares of the series or class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.

     When issued and paid for in accordance with the terms of the Prospectus and Statement of Additional Information, shares of the Fund are fully paid and non-assessable. Shares will remain on deposit with the Fund's transfer agent and certificates will not normally be issued. The Fund reserves the right to charge a fee for the issuance of Class A shares cer-tificates; certificates will not be issued for Class B, Class C or Class Y shares.

XIV. INVESTMENT RESULTS
     The average annual total return (for a designated period of time) on an investment in the Fund may be included in advertisements, and furnished to existing or prospective shareholders. The average annual total return for each Class is computed in accordance with the SEC's standardized formula. The calculation for all Classes assumes the reinvestment of all dividends and distributions at net asset value and does not reflect the impact of federal or state income taxes. The periods illustrated would normally include one, five and ten years (or since the commencement of the public offering of the shares of a Class, if shorter) through the most recent calendar quarter.

     One or more additional measures and assumptions, including but not limited to historical total returns; distribution returns; results of actual or hypothetical investments; changes in dividends, distributions or share values; or any graphic illustration of such data may also be used. These data may cover any period of the Fund's existence and may or may not include the impact of sales charges, taxes or other factors.

     Other investments or savings vehicles and/or unmanaged market indices, indicators of economic activity or averages of mutual fund results may be cited or compared with the investment results of the Fund. Rankings or listings by magazines, newspapers or independent statistical or rating services, such as Lipper Analytical Services, Inc., may also be referenced. The Fund may also include securities industry, real estate industry or comparative performance information in advertising or materials marketing the Fund's shares. Such performance information may include rankings or listings by magazines, newspapers, or independent statistical or ratings services, such as Lipper Analytical Services, Inc. or Ibbotson Associates.

     The Fund's investment results will vary from time to time depending on market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. All quoted investment results are historical and should not be considered representative of what an investment in the Fund may earn in any future period. For further information about the calculation methods and uses of the Fund's investment results, see the Statement of Additional Information.

     From time to time, the Fund may include in advertisements or other communications to existing or proposed shareholders its respective "yield" and "effective yield." Whenever yield information is provided, it includes a standardized yield calculation computed by dividing the Fund's net investment income per share for a Class of Fund shares during a base period of 30 days, or one month, by the maximum offering price per share for that Class of shares on the last day of such base period. The resulting "30-day yield" is then annualized as described below. The Fund's net investment income per share for each Class is determined by dividing the Fund's net investment income for that Class during the base period by the average number of shares of that Class entitled to receive dividends during the base period. The Class's 30-day yield is then "annualized" by a computation that assumes that the Class's net investment income is earned and reinvested for a six-month period at the same rate as during the 30-day base period and that the resulting six-month income will be generated over an additional six months.

     For more information about the calculation methods used to compute the Fund's investment results, see the Statement of Additional Information.

APPENDIX A: Certain Investment Practices
     This Appendix provides a brief description of certain securities in which the Fund may invest and certain transactions it may make. For a more complete discussion of these and other securities and practices, see "Investment Objectives and Policies" in this Prospectus and "Investment Policies and Restrictions" in the Statement of Additional Information.

Mortgage-Backed Securities and Associated Risks
     The Fund may invest up to 25% of its total assets in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits ("REMIC") pass-through certificates, collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities ("SMBS"), and other types of Mortgage-Backed Securities that may be available in the future.

     Guaranteed Mortgage Pass-Through Securities. The Fund may invest in guaranteed mortgage pass-through securities which represent participation interests in pools of residential mortgage loans and are issued by U.S. Governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Ginnie Mae certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately-owned corporation for full and timely payment of principal and interest on the certificates. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the U.S. government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

     Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. The Fund may also invest in CMOs and REMIC pass-through or participation certificates, which may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

     Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac certificates but also may be collateral-ized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

     A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts although the Fund does not intend to invest in residual interests.

     Risk Factors Associated with Mortgage-Backed Securities. As discussed above, investing in Mortgage-Backed Securities involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. These risks include the failure of a counter-party to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. The Fund will not invest in the lowest tranche of CMOs and REMIC certificates. When interest rates decline, the value of an investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of an investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

     Further, the yield characteristics of Mortgage-Backed Securities, such as those in which the Fund may invest, differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

     Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental or agency guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

Repurchase Agreements
     The Fund may enter into repurchase agreements, generally not exceeding seven days. In a repurchase agreement, an investor (e.g., the Fund) purchases a debt security from a seller which undertakes to repurchase the security at a specified resale price on an agreed future date (ordinarily a week or less). The resale price generally exceeds the purchase price by an amount which reflects an agreed-upon market interest rate for the term of the repurchase agreement. Repurchase agreements entered into by the Fund will be fully collateralized with U.S. Treasury and/or U.S. Government agency obligations with a market value of not less than 100% of the obligation, valued daily. Collateral will be held in a segregated, safekeeping account for the benefit of the Fund. In the event that a repurchase agreement is not fulfilled, the Fund could suffer a loss to the extent that the value of the collateral falls below the repurchase price or if the Fund is prevented from realizing the value of the collateral by reason of an order of a court with jurisdiction over an insolvency proceeding with respect to the other party to the repurchase agreement.

Restricted and Illiquid Securities
     The Fund may invest up to 5% of its net assets in "restricted securities" (i.e., securities that would be required to be registered prior to distribution to the public), excluding restricted securities eligible for resale to certain institutional investors pursuant to Rule 144A of the Securities Act of 1933 or foreign securities which are offered or sold outside the United States; provided, however, that no more than 15% of the Fund's net assets may be invested in restricted securities including securities eligible for resale under Rule 144A. The Fund may also invest up to 15% of its net assets in illiquid investments, which includes securities that are not readily marketable and repurchase agreements maturing in more than seven days. The Board of Trustees has adopted guidelines and delegated to PMC the daily function of determining and monitoring the liquidity of portfolio securities. The Board, however, retains sufficient oversight and is ultimately responsible for the determinations.

     Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will develop, the Board monitors the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Limitations and Risks Associated with Transactions in Options and Futures Contracts
     The Fund may employ certain active management techniques including options on securities indices, futures contracts and options on futures contacts. Each of these active management techniques involves transaction costs as well as (1) liquidity risk that contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market, (2) correlation risk that changes in the value of hedging positions may not match the securities market fluctuations intended to be hedged, and (3) market risk that an incorrect prediction of securities prices by PMC may cause the Fund to perform less well than if such positions had not been entered. The ability to termi-nate over-the-counter options is more limited than with exchange traded options and may involve the risk that the counter-party to the option will not fulfill its obligations. The use of options and futures contracts are highly specialized activities which involve investment techniques and risks that are different from those associated with ordinary portfolio transactions. The loss that may be incurred by the Fund in entering into futures contracts and written options thereon is potentially unlimited. There is no limit on the percentage of the Fund's assets that may be invested in futures contracts and related options. The Fund may not invest more than 5% of its total assets in purchased options other than protective put options.


     The Fund's transactions in options, futures contracts and options on futures contracts may be limited by the requirements for qualification of the Fund as a regulated investment company for tax purposes. See "Tax Status" in the Statement of Additional Information. The Fund may purchase put and call options on securities indices that are based on securities in which it may invest in an attempt to hedge against risks of market-wide price fluctuations.

     The Fund may purchase put options in an attempt to hedge against an anticipated decline in securities prices that might adversely affect the value of the Fund's portfolio securities. If the Fund purchases a put option on a securities index, the amount of the payment it would receive upon exercising the option would depend on the extent of any decline in the level of the securities index below the exercise price. Such payments would tend to offset a decline in the value of the Fund's portfolio securities. However, if the level of the securities index increases and remains above the exercise price while the put option is outstanding, the Fund will not be able to profitably exercise the option and will lose the amount of the premium and any transaction costs. Such loss may be partially offset by an increase in the value of the Fund's portfolio securities.

     The Fund may purchase call options on securities indices in an attempt to lock in a favorable price on securities that it intends to buy in the future. If the Fund purchases a call option on a securities index, the amount of the payment it receives upon exercising the option depends on the extent of an increase in the level of other securities indices above the exercise price. Such payments would in effect allow the Fund to benefit from securities market appreciation even though it may not have had sufficient cash to purchase the underlying securities. Such payments may also offset increases in the price of securities that the Fund intends to purchase. If, however, the level of the securities index declines and remains below the exercise price while the call option is outstanding, the Fund will not be able to exercise the option profitably and will lose the amount of the premium and transaction costs. Such loss may be partially offset by a reduction in the price the Fund pays to buy additional securities for its portfolio.

     The Fund may sell an option it has purchased or a similar option prior to the expiration of the purchased option in order to close out its position in an option which it has purchased. The Fund may also allow options to expire unexercised, which would result in the loss of the premium paid.

Futures Contracts and Options on Futures Contracts

     To hedge against changes in securities prices or interest rates, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities and other financial instruments and indices. The Fund will engage in futures and related options transactions for bona fide hedging purposes as are permitted by regulations of the Commodity Futures Trading Commission.

     The Fund may not purchase or sell non-hedging futures contracts or purchase or sell related non-hedging options, except for closing purchase or sale transactions. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to segregate assets to cover such contracts and options.

                                                                  [PIONEER LOGO]


Pioneer Real Estate Shares
60 State Street
Boston, Massachusetts 02109

OFFICERS
JOHN F. COGAN, JR., Chairman and President
DAVID D. TRIPPLE, Executive Vice President
ROBERT W. BENSON, Vice President
STEPHEN G. KASNET, Vice President
WILLIAM H. KEOUGH, Treasurer
JOSEPH P. BARRI, Secretary


INVESTMENT ADVISER
PIONEERING MANAGEMENT CORPORATION


CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.


INDEPENDENT PUBLIC ACCOUNTANTS
ARTHUR ANDERSEN LLP


LEGAL COUNSEL
HALE AND DORR LLP

PRINCIPAL UNDERWRITER
PIONEER FUNDS DISTRIBUTOR, INC.

SHAREHOLDER SERVICES AND TRANSFER AGENT
PIONEERING SERVICES CORPORATION
60 State Street
Boston, Massachusetts 02109

Telephone: 1-888-294-4480



SERVICE INFORMATION
If you would like information on the following, please call:
Existing and new accounts, prospectuses,
 applications, service forms
 and telephone transactions................................... 1-888-294-4480
FactFone(SM)
 Automated fund yields, automated prices and
 account information.......................................... 1-800-225-4321
Toll-free fax................................................. 1-888-294-4485
Visit our website:...................................... www.pioneerfunds.com


0398-4918

(C)Pioneer Funds Distributor, Inc.

                           PIONEER REAL ESTATE SHARES

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                           PIONEER REAL ESTATE SHARES
                                 60 State Street
                           Boston, Massachusetts 02109

                       STATEMENT OF ADDITIONAL INFORMATION

                  Class A, Class B, Class C and Class Y Shares

                                  April 9, 1998


         This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Class A, Class B and Class C Shares Prospectus and the Class Y Shares Prospectus, both dated April 9, 1998, (each, a "Prospectus", and together, the "Prospectuses") as amended and/or supplemented from time to time, of Pioneer Real Estate Shares (the "Fund"). A copy of each Prospectus can be obtained free of charge by calling 1-800-225-6292 for a Class A, B and C Prospectus and 1-888-294-4480 for a Class Y Prospectus, or by written request to the Fund at 60 State Street, Boston, Massachusetts 02109. The Fund's Annual Report to Shareholders is attached to, and is hereby incorporated into, this Statement of Additional Information.


                                TABLE OF CONTENTS

                                                                          Page


1.  General Fund Information and History....................................  2
2.  Investment Policies and Restrictions....................................  2
3.  Management of the Fund..................................................  9
4.  Advisory Services....................................................... 13
5.  Underwriting Agreement and Distribution Plans........................... 14
6.  Shareholder Servicing/Transfer Agent.................................... 17
7.  Custodian............................................................... 17
8.  Principal Underwriter................................................... 17
9.  Independent Public Accountant........................................... 18
10. Portfolio Transactions.................................................. 18
11. Tax Status.............................................................. 19
12. Description of Shares................................................... 22
13. Certain Liabilities..................................................... 23
14. Letter of Intent........................................................ 24
15. Systematic Withdrawal Plan.............................................. 24
16. Determination of Net Asset Value........................................ 23
17. Investment Results...................................................... 25
18. Financial Statements.................................................... 27

    APPENDIX A - Description of Short-Term Debt and Corporate Bond Ratings.. 31
    APPENDIX B - Performance Statistics..................................... 33
    APPENDIX C - Other Pioneer Information.................................. 46


                THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A
                PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO
                    PROSPECTIVE INVESTORS ONLY IF PRECEDED OR
                     ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

1.       GENERAL FUND INFORMATION AND HISTORY

         .On April 28, 1995, the Fund, a Delaware business trust, acquired all the assets and liabilities of Pioneer Winthrop Real Estate Investment Fund, a Massachusetts business trust ("Winthrop Trust"), in a tax-free reorganization effected for the sole purpose of changing Winthrop Trust's domicile from a Massachusetts business trust to a Delaware business trust. In connection with the reorganization, the Fund adopted Pioneer Winthrop Trust's Registration Statement on Form N-1A. Effective September 1, 1995, the Fund changed its name from Winthrop Trust to Pioneer Real Estate Shares.

2.       INVESTMENT POLICIES AND RESTRICTIONS


         The Prospectuses of the Fund identify the investment objectives and the principal investment policies of the Fund. Other investment policies of the Fund are set forth below. Capitalized terms not otherwise defined herein have the meaning given to them in the Prospectuses.


Lower-Rated Debt Securities and Associated Risks


         As described in the Prospectuses, the Fund may make a variety of investments, including corporate debt obligations of real estate industry companies which may be unrated or rated in the lowest rating categories by Standard & Poor's Ratings Group ("Standard & Poor's") or by Moody's Investor Services, Inc. ("Moody's") (i.e., ratings of BB or lower by Standard & Poor's or Ba or lower by Moody's). Bonds rated BB or Ba or below (or comparable unrated securities) are commonly referred to as "junk bonds" and are considered speculative and may be questionable as to principal and interest payments. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment standing and be in default. As a result, investment in such bonds will entail greater speculative risks than those associated with investment in investment-grade bonds (i.e., bonds rated BBB or better by Standard & Poor's or Baa or better by Moody's). The Fund will limit its investment in non-investment grade corporate debt obligations, and comparable unrated debt obligations, to less than 5% of its net assets. See Appendix A for a description of the ratings issued by investment rating services.


         The amount of junk bond  securities  outstanding  has  proliferated  in conjunction with the increase in merger and acquisition and leveraged buyout activity. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower rated securities will have an adverse effect on the Fund's net asset value to the extent it invests in such securities. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

         The secondary market for junk bond securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for junk bond securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, PMC, the Fund's investment adviser, could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

         Proposed federal laws designed to limit the use, or tax and other advantages, of junk bond securities could adversely affect the Fund's net asset value to the extent that the Fund invests in lower-rated debt securities. Such proposals could also adversely affect the secondary market for junk bond securities, the financial condition of issuers of these securities and the value of outstanding junk bond securities.

         Since investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type in which the Fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market resulting in greater yield and price volatility.

         Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Fund's net asset value.

         Medium to lower rated and comparable unrated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. PMC will attempt to reduce these risks through diversification of the Fund's portfolio and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends in corporate developments.

Foreign Real Estate Companies and Associated Risks


         The Fund may invest up to 10% of its net assets in securities of foreign real estate companies, provided that purchases of Canadian securities are not subject to the limitations in this paragraph. Such investments involve certain risks which are not typically associated with investing in securities of domestic real estate companies. Foreign companies are not subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends, or in some cases capital gains, from foreign investments may be subject to withholding or other foreign taxes which will decrease the net return on such investments as compared to the income or return to the Fund from its investments issued by the U.S. government or by U.S. companies. In addition, there may be the possibility of expropriation, confiscatory taxation, political, economic or social instability, or diplomatic developments which could affect assets of the Fund invested in foreign securities.


         In addition, the value of foreign securities may also be adversely affected by fluctuations in the relative rates of exchange between the currencies of different nations and exchange control regulations. There may be less publicly available information about foreign companies compared to reports and ratings published about U.S. companies. Foreign securities markets have substantially less trading volume than domestic markets and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Transaction costs on foreign securities exchanges are generally higher than in the United States.

         The Fund's investments in securities denominated in foreign currencies are also subject to currency risk, as the U.S. dollar value of these securities may be favorably or unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Currency exchange rates may fluctuate significantly over short periods of time causing, among other factors, the Fund's net asset value to fluctuate as well. Currency exchange rates are generally determined by forces of supply and demand and the perceived relative merits of investments in various countries, but can be affected unpredictable by intervention from U.S. and foreign governments or central banks, political events and currency control measures. PMC will take these and other factors into consideration in managing the Fund's investments.

Securities Index Options

         The Fund may purchase call and put options on securities indices for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Fund's securities or securities the Fund intends to buy. Securities index options will not be used for speculative purposes.


         Options on stock indices are traded on national securities exchanges and over-the-counter, both in the U.S. and in foreign countries. A securities index fluctuates with changes in the market values of the securities included in the index. For example, some stock index options are based on a broad market index such as the S&P 500, the Value Line Composite Index, the Nikkei in Japan or the FTSE in the United Kingdom. Index options may also be based on a narrower market index such as the S&P 100 or on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.


         The Fund may purchase put options in order to hedge against an anticipated decline in securities prices that might adversely affect the value of the Fund's portfolio securities. If the Fund purchases a put option on a securities index, the amount of the payment it would receive upon exercising the option would depend on the extent of any decline in the level of the securities index below the exercise price. Such payments would tend to offset a decline in the value of the Fund's portfolio securities. However, if the level of the securities index increases and remains above the exercise price while the put option is outstanding, the Fund will not be able to profitably exercise the option and will lose the amount of the premium and any transaction costs. Such loss may be partially offset by an increase in the value of the Fund's portfolio securities.


         The Fund may purchase call options on securities indices in an attempt to lock in a favorable price on securities that it intends to buy in the future. If the Fund purchases a call option on a securities index, the amount of the payment it receives upon exercising the option depends on the extent of an increase in the level of the securities index above the exercise price. Such payments would in effect allow the Fund to benefit from securities market appreciation even though it may not have had sufficient cash to purchase the underlying securities. Such payments may also offset increases in the price of securities that the Fund intends to purchase. If, however, the level of the securities index declines and remains below the exercise price while the call option is outstanding, the Fund will not be able to exercise the option profitably and will lose the amount of the premium and transaction costs. Such loss may be partially offset by a reduction in the price the Fund pays to buy additional securities for its portfolio.


         The Fund may sell the securities index option it has purchased or write a similar offsetting securities index option in order to close out a position in a securities index option which it has purchased. These closing sale transactions enable the Fund to immediately realize gains or minimize losses on its options positions. However, there is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market may exist. In addition, securities index prices may be distorted by interruptions in the trading of securities of certain companies or of issuers in certain industries, or by restrictions that may be imposed by an exchange on opening or closing transactions, or both, which would disrupt trading in options on such indices and preclude the Fund from closing out its options positions. If the Fund is unable to effect a closing sale transaction with respect to options that it has purchased, it would have to exercise the options in order to realize any profit.

         The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that can not be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

         In addition to the risks of imperfect correlation between the Fund's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is based.

Futures Contracts and Options on Futures Contracts


         To hedge against changes in securities prices, the Fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on such futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices and other financial instruments and indices. The Fund will engage in futures and related options transactions for bona fide hedging and, although the Fund has no current intention of doing so, for non-hedging purposes as described below. All futures contracts entered into by the Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") or on foreign exchanges.


         Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

         When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

         Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

         Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price and rate of return on portfolio securities and securities that the Fund owns or proposes to acquire. The Fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. If, in the opinion of PMC, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, PMC will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

         On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

         Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.


         The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Fund will incur transaction costs in connection with the writing of options on futures.


         The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same securities. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

         Other Considerations. The Fund may engage in futures and related options transactions only for bona fide hedging and, although the Fund has no current intention of doing so, for non-hedging purposes in accordance with CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. The Fund is not permitted to engage in speculative futures trading. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. The Fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities or assets in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

         As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits the Fund to elect to comply with a different test, under which the sum of the amounts of initial margin deposits on the Fund's existing non-hedging futures contracts and premiums paid for non-hedging options on futures (net of the amount the positions are "in the money") would not exceed 5% of the market value of the Fund's net assets. As noted above, the Fund has no current intention of entering into non-hedging futures contracts and non-hedging options on futures. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for federal income tax purposes.

         Transaction costs associated with futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to segregate assets to cover such contracts and options.


         While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. The only futures contracts available to hedge the Fund's portfolio are various futures on U.S. government securities, futures on a municipal securities index and stock index futures.


Repurchase Agreements


         The Fund may enter into repurchase agreements with "primary dealers" in U.S. government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The Fund may also enter into repurchase agreements involving certain foreign government securities. The primary risk is that, if the seller defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement are less than the agreed-upon repurchase price. Another risk is that, in the event of bankruptcy of the seller, the Fund could be delayed in or prohibited from disposing of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement pending court proceedings. In evaluating whether to enter a repurchase agreement, PMC will carefully consider the creditworthiness of the seller pursuant to procedures reviewed and approved by the Trustees.


Investment Restrictions

         The Fund has adopted certain additional investment restrictions which may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding voting securities. The Fund may not:

         (1)......Issue  senior  securities,  except as permitted by  paragraphs
(2), (6) and (7) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts, repurchase agreements and reverse repurchase agreements entered into in accordance with the Fund's investment policy, and the pledge, mortgage or hypothecation of the Fund's assets within the meaning of paragraph (3) below are not deemed to be senior securities.

         (2)......Borrow  money,  except from banks as a  temporary  measure for extraordinary emergency purposes and except pursuant to reverse repurchase agreements and then only in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase income. The Fund will not purchase securities while outstanding borrowings (including reverse repurchase agreements) exceed 5% of the Fund's total assets.

         (3)......Pledge,  mortgage, or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and then only if such pledging, mortgaging or hypothecating does not exceed 33 1/3% of the Fund's total assets taken at market value.

         (4)......Act  as  an  underwriter,   except  to  the  extent  that,  in
connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

         (5)......Purchase  or sell real estate,  including limited  partnership interests, except that the Fund may invest in securities that are secured by real estate or interests therein and may purchase and sell mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities.

         (6)......Make loans, except that the Fund may lend portfolio securities in accordance with the Fund's investment policies and may purchase or invest in repurchase agreements, bank certificates of deposit, all or a portion of an issue of publicly distributed bonds, bank loan participation agreements, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

         (7)......Invest  in  commodities  or  commodity  contracts  or in puts, calls, or combinations of both, except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.


         The Fund will invest 25% or more of its total assets in securities issued by companies in the real estate industry. Except as noted in the previous sentence, it is a fundamental policy of the Fund not to concentrate its investments in securities of companies in any particular industry. Following the current opinion of the staff of the SEC, investments are concentrated in a particular industry if such investments (but not investments in U.S. government securities) aggregate 25% or more of the Fund's total assets.


         The Fund does not intend to invest in or to enter into any forward commitments, forward foreign currency exchange contracts, reverse repurchase agreements, options on securities or currency or securities index put and call warrants or to lend portfolio securities as described in fundamental investment restrictions (1), (2), (6) and (7) above, during the current fiscal year.

         In addition, as a matter of nonfundamental investment policy and in connection with the offering of its shares in various states and foreign countries, the Fund has agreed not to:

         (a)......Participate  on a  joint-and-several  basis in any  securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of PMC to save commissions or to average prices among them is not deemed to result in a securities trading account.

         (b)......Purchase  securities  on margin or make short sales  unless by virtue of its ownership of other securities, the Fund has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and in connection with transactions involving forward foreign currency exchange transactions.

         (c)......Purchase  a security if, as a result, (i) more than 10% of the
Fund's assets would be invested in securities of closed-end investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one such closed-end investment company being held by the Fund, or (iii) more than 5% of the Fund's assets would be invested in any one such closed-end investment company; provided, however, the Fund can exceed such limitations in connection with a plan of merger or consolidation with or acquisition of substantially all the assets of such other closed-end investment company. The Fund will not invest in the securities of any open-end investment company, except in connection with a plan of merger or consolidation with or acquisition of substantially all the assets of such other open-end investment company.

         (d)......Purchase  securities  of any issuer  which,  together with any predecessor, has a record of less than three years' continuous operations prior to the purchase if such purchase would cause investments of the Fund in all such issuers to exceed 5% of the value of the total assets of the Fund.

         (e)......Invest   for  the  purpose  of  exercising   control  over  or
management of any company.

         (f)......Purchase  warrants  of any  issuer,  if,  as a result  of such purchases, more than 2% of the value of the Fund's total assets would be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange or more than 5% of the value of the total assets of the Fund would be invested in warrants generally, whether or not so listed. For these purposes, warrants are to be valued at the lesser of cost or market, but warrants acquired by the Fund in units with or attached to debt securities shall be deemed to be without value.

         (g)......Knowingly purchase or retain securities of an issuer if one or more of the Trustees or officers of the Fund or directors or officers of PMC or any investment management subsidiary of PMC individually owns beneficially more than 0.5% and together own beneficially more than 5% of the securities of such issuer.

         (h)......Purchase  interests  in oil,  gas or other  mineral  leases or exploration programs; however, this policy will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas or other minerals.

         (i)......Purchase  any  security,  including  stripped  mortgage-backed securities and any repurchase agreement maturing in more than seven days, which is illiquid, if more than 15% of the net assets of the Fund, taken at market value, would be invested in such securities; provided, however, that the Fund may invest up to 10% of its total assets in shares of real estate investment trusts that are illiquid.

         (j)......Invest  more  than  10%  of its  total  assets  in  restricted securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933; provided, however, that no more than 15% of the Fund's total assets may be invested in restricted securities including restricted securities eligible for resale under Rule 144A.

         (k)......Write  covered  calls or put options with respect to more than
25% of the value of its total assets or invest more than 5% of its total assets in puts, calls, spreads, or straddles, other than protective put options.

         These restrictions may not be changed without the approval of the regulatory agencies in such states or foreign countries.

3.       MANAGEMENT OF THE FUND

         The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. The Trustees and executive officers of the Fund are listed below, together with their principal occupations during the past five years. An asterisk indicates those Trustees who are interested persons of the Fund within the meaning of the 1940 Act.


JOHN F. COGAN, JR.*, Chairman of the Board, President and Trustee,
DOB:  June 1926
         President, Chief Executive Officer and a Director of The Pioneer Group, Inc. ("PGI"); Chairman and a Director of Pioneering Management Corporation ("PMC") and Pioneer Funds Distributor, Inc. ("PFD"); Director of Pioneering Services Corporation ("PSC"), Pioneer Capital Corporation ("PCC"); Pioneer Real Estate Advisors, Inc., Pioneer Forest, Inc., Pioneer Explorer, Inc., Pioneer Management (Ireland) Ltd. ("PMIL") and Closed Joint Stock Company "Forest-Starma"; President and Director of Pioneer Metals and Technology, Inc. ("PMT"), Pioneer International Corp. ("PIntl"), Pioneer First Russia, Inc. ("First Russia") and Pioneer Omega, Inc. ("Omega"); Chairman of the Board and Director of Pioneer Goldfields Limited ("PGL") and Teberebie Goldfields Limited; Chairman of the Supervisory Board of Pioneer Fonds Marketing, GmbH, Pioneer First Polish Investment Fund Joint Stock Company, S.A. and Pioneer Czech Investment Company, A.S.; Chairman, President and Trustee of all of the Pioneer mutual funds; Director of Pioneer Global Equity Fund Plc, Pioneer Global Bond Fund Plc, Pioneer DM Cashfonds Plc, Pioneer European Equity Fund Plc, Pioneer Central & Eastern Europe Fund Plc and Pioneer US Real Estate Fund Plc; and Partner, Hale and Dorr LLP (counsel to PGI and the Fund).

MARY K. BUSH, Trustee, DOB:  April 1948
4201 Cathedral Avenue, NW, Washington, DC  20016
         President, Bush & Co., an international financial advisory firm; Director and Trustee of Mortgage Guaranty Insurance Corporation, Novecon Management Company, Hoover Institution, Folger Shakespeare Library, March of Dimes, Project 2000, Inc., Small Enterprise Assistance Fund and Wilberforce University; Advisory Board Member, Washington Mutual Investors Fund, a registered investment company; and Trustee of all the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

RICHARD H. EGDAHL, M.D., Ph.D. Trustee, DOB:  December 1926
Boston University Health Policy Institute, 53 Bay State Road, Boston, MA  02115
         Alexander Graham Bell Professor of Health Care Entrepreneurship, Boston University; Professor of Management, Boston University School of Management; Professor of Public Health, Boston University School of Public Health; Professor of Surgery, Boston University School of Medicine; University Professor, Boston University; Director, Boston University Health Policy Institute and Boston University Program for Health Care Entrepreneurship; Director, CORE (management of workers' compensation and disability costs - NASDAQ); Director, WellSpace (provider of complementary health care); Trustee, Boston Medical Center; Honorary Trustee, Franciscan Children's Hospital; and Trustee of all of the Pioneer mutual funds.

MARGARET B.W. GRAHAM, Trustee, DOB:  May 1947
The Keep, P.O. Box 110, Little Deer Isle, ME  04650
         Founding Director, The Winthrop Group, Inc. (consulting firm); Manager of Research Operations, Xerox Palo Alto Research Center, from 1991 to 1994; Professor of Operations Management and Management of Technology and Associate Dean, Boston University School of Management from 1989 to 1993; and Trustee of all the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

JOHN W. KENDRICK, Trustee, DOB:  July 1917
6363 Waterway Drive, Falls Church, VA  22044
         Professor Emeritus, George Washington University; Director, American Productivity and Quality Center; Adjunct Scholar, American Enterprise Institute; and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

MARGUERITE A. PIRET, Trustee, DOB:  May 1948
One Boston Place, Suite 2635, Boston, MA  02108
         President, Newbury, Piret & Company, Inc. (merchant banking firm); Trustee of Boston Medical Center; Member of the Board of Governors of the Investment Company Institute; and Trustee of all of the Pioneer mutual funds.

DAVID D. TRIPPLE*, Trustee and Executive Vice President, DOB:  February 1944
         Executive  Vice  President  and a  Director  of PGI;  President,  Chief
Investment Officer and a Director of PMC; Director of PFD, PCC, PIntl, First Russia, Omega, Pioneer SBIC Corporation ("Pioneer SBIC"), PMIL, Pioneer Global Equity Fund Plc, Pioneer Global Bond Fund Plc, Pioneer DM Cashfonds Plc, Pioneer European Equity Fund Plc, Pioneer Central and Eastern Europe Fund Plc and Pioneer US Real Estate Fund Plc; and Executive Vice President and Trustee of all of the Pioneer mutual funds.

STEPHEN K. WEST, Trustee, DOB:  September 1928
125 Broad Street, New York, NY 10004
         Of Counsel to Sullivan & Cromwell (law firm); Trustee, The Winthrop Focus Funds (mutual funds); and Trustee of all of the Pioneer mutual funds.

JOHN WINTHROP, Trustee, DOB:  June 1936
One North Adgers Wharf, Charleston, SC  29401
         President, John Winthrop & Co., Inc. (private investment firm); Director of NUI Corp. (energy sales, services and distribution); and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.


STEPHEN G. KASNET*, Trustee and Vice President, DOB:    May 1945

         Vice President of PGI and President of Pioneer Real Estate Advisors, Inc. since 1995; Vice President of Pioneer Variable Contracts Trust; Managing Director, Winthrop Financial Associates and First Winthrop Corp. from 1991 to 1995; Executive Vice President, Cabot, Cabot & Forbes from 1989 to 1991.

FRED N. PRATT, JR.*, Trustee, DOB:  December 1944
Boston Financial, 101 Arch Street, Boston, MA 02110
         Chief Executive Officer, Chairman of the Board, Boston Financial; Vice Chairman and Member of the Executive committee, National Realty Committee; Member, World Affairs Council of Boston; Trustee, The Chestnut Hill School; Member, Advisory Committee, Massachusetts Institute of Technology, Center for Real Estate.

BLAKE EAGLE, Trustee, DOB:  June 1933
Massachusetts Institute of Technology, Building W31 310, Cambridge, MA 02139

         Chairman of the Center for Real Estate, Massachusetts Institute of Technology since 1994; Member of the Capital Markets Task Force for the Urban Land Institute; Associated with Frank Russell Company from June, 1971 to
December, 1993, serving as President of Real Estate Consulting from 1985 to 1991; Director of Bentall Corporation (Canadian real estate firm), Cornerstone Properties, Inc. (real estate firm listed on the Frankfurt Stock Exchange) and Storage Trust Realty (real estate firm listed on the New York Stock Exchange); Chairman of the Institutional Real Estate Clearinghouse (a non-profit organization); Member of the Real Estate Advisory Committee of the New York State Teachers' Retirement Plan; Member of the Shared Investment Committee of Copley Investors Limited Partnership.


ROBERT W. BENSON, Vice President,  DOB:  April 1947
      Senior Vice President of PMC.

WILLIAM H. KEOUGH, Treasurer,  DOB:  April 1937
      Senior Vice President, Chief Financial Officer and Treasurer of PGI; Treasurer of PFD, PMC, PSC, PCC, PIntl, PMT, PGL, First Russia, Omega and Pioneer SBIC; and Treasurer of all of the Pioneer mutual funds.

JOSEPH P. BARRI, Secretary, DOB: August 1946

      Corporate Secretary of PGI and most of its subsidiaries; Secretary of all of the Pioneer mutual funds; and Partner, Hale and Dorr LLP.


ERIC W. RECKARD, Assistant Treasurer, DOB:  June 1956
      Manager of Fund Accounting of PMC since May 1994, Manager of Auditing, Compliance and Business Analysis for PGI prior to May 1994 and Assistant Treasurer of all of the Pioneer mutual funds.

ROBERT P. NAULT, Assistant Secretary, DOB:   March 1964

      General Counsel and Assistant Secretary of PGI since 1995; Assistant Secretary of PMC, PIntl, PGL, First Russia, Omega and all of the Pioneer mutual funds; Assistant Clerk of PFD and PSC: and junior partner of Hale and Dorr LLP prior to 1995.

         The Fund's Agreement and Declaration of Trust of Trust, dated March 10, 1995, as amended, (the "Declaration of Trust of Trust") provides that the holders of two-thirds of its outstanding shares may vote to remove a Trustee of the Fund at any meeting of shareholders. See "Description of Shares" below. The business address of all officers is 60 State Street, Boston, Massachusetts 02109.


         All of the outstanding capital stock of PFD, PMC and PSC is owned, directly or indirectly, by PGI, a publicly-owned Delaware corporation. PMC, the Fund's investment adviser, serves as the investment adviser for the Pioneer mutual funds listed below and manages the investments of certain institutional accounts.

         The table below lists all the Pioneer mutual funds currently offered to the public and the investment adviser and principal underwriter for each fund.


                                         Investment            Principal
Fund Name                                  Adviser            Underwriter


Pioneer World Equity Fund                    PMC                  PFD
Pioneer International Growth Fund            PMC                  PFD
Pioneer Europe Fund                          PMC                  PFD
Pioneer Emerging Markets Fund                PMC                  PFD
Pioneer India Fund                           PMC                  PFD
Pioneer Capital Growth Fund                  PMC                  PFD
Pioneer Mid-Cap Fund                         PMC                  PFD
Pioneer Growth Shares                        PMC                  PFD
Pioneer Micro-Cap Fund                       PMC                  PFD
Pioneer Small Company Fund                   PMC                  PFD
Pioneer Independence Fund                    PMC                  PFD
Pioneer Gold Shares                          PMC                  PFD
Pioneer Equity-Income Fund                   PMC                  PFD
Pioneer Fund                                 PMC                  PFD
Pioneer II                                   PMC                  PFD
Pioneer Real Estate Shares                   PMC                  PFD
Pioneer Balanced Fund                        PMC                  PFD
Pioneer Short-Term Income Trust              PMC                  PFD
Pioneer America Income Trust                 PMC                  PFD
Pioneer Bond Fund                            PMC                  PFD
Pioneer Intermediate Tax-Free Fund           PMC                  PFD
Pioneer Tax-Free Income Fund                 PMC                  PFD
Pioneer Cash Reserves Fund                   PMC                  PFD
Pioneer Interest Shares                      PMC                Note 1
Pioneer Variable Contracts Trust             PMC                Note 2


-----------------
Note 1 This fund is a closed-end fund.


Note 2 This is a series of ten separate portfolios designed to provide investment vehicles for the variable annuity and variable life insurance contracts of various insurance companies or for certain qualified pension plans.

         PMC also manages the investments of certain institutional private accounts. As of March 31, 1998, to the knowledge of the Fund, no officer or Trustee of the Fund owned 5% or more of the issued and outstanding shares of PGI, except Mr. Cogan who then owned approximately 14% of such shares. As of a date no earlier than 30 days prior to the date of this Statement of Additional Information, the Trustees and officers of the Fund owned in the aggregate less than 2% of the outstanding shares of the Fund and there were no shareholders of record who owned 5% or more of the Fund's outstanding voting securities, except MLPF&S For the Sole Benefit of its Customers, Mutual Fund Administration, 4800 Deer Lake Drive East, Third Floor, Jacksonville, Florida 32246-6484, owned approximately 1,255,685 (26%) of the Class B shares of the Fund and 492,170 (35.04%) of the Class C shares of the Fund.


Remuneration of Trustees


         The Fund pays no salaries or compensation to any of its officers. However, the Fund pays an annual trustees' fee to each Trustee who is not affiliated with PGI, PMC, PFD or PSC consisting of two components: (a) a base fee of $500 and (b) a variable fee, calculated on the basis of the Fund's average net assets of the Fund. In addition, the Fund pays a per meeting fee of $100 to each Trustee who is not affiliated with PGI, PMC, PFD or PSC and pays an annual Trustee's fee of $500 plus expenses to each Trustee affiliated with PGI, PMC, PFD and PSC. The Fund also pays an annual committee participation fee to each Trustee who serves as a member of any committees established to act on behalf of one or more of the of Pioneer mutual funds. Committee fees are allocated to the Fund on the basis of the Fund's average net assets. Each Trustee who is a member of the Audit Committee for the Pioneer mutual funds receives an annual fee equal to 10% of the aggregate annual trustees' fee, except the Committee Chairperson who receives an annual trustees' fee equal to 20% of the aggregate annual trustees' fee. Members of the Pricing Committee for the Pioneer mutual funds, as well as any other committee which renders material functional services to the Boards of Trustees for the Pioneer mutual funds, receives an annual fee equal to 5% of the annual trustees' fee, except the Committee Chairperson who receives an annual trustees' fee equal to 10% of the annual trustees' fee. Each Trustee who is not affiliated with PGI, PMC, PFD or PSC also receives $375 per meeting for attendance at meetings of the Non-Interested Trustees Committee, except for the Committee Chairperson who will receive an additional $375 per meeting. Any such fees paid to affiliated or interested persons of PGI, PMC, PFD or PSC are reimbursed to the Fund under its management contract.


         The following table sets forth certain information with respect to the compensation of each Trustee of the Fund:


                                                              Total Compensa-
                                                               tion from the
                                            Pension or         Fund and other
                          Aggregate         Retirement          funds in the
                        Compensation         Benefits          Pioneer Family
TrusteeFrom the Fund*      Accrued       of Mutual Funds**


John F. Cogan, Jr.             $500               0               $12,000
Mary K. Bush                    555               0                30,000
David D. Tripple                500               0                12,000
Stephen G. Kasnet               500               0                   500
Blake Eagle                   1,110               0                 1,110
Richard H. Egdahl, M.D.       1,086               0                62,000
Margaret B.W. Graham          1,086               0                60,000
John W. Kendrick              1,008               0                55,800
Marguerite A. Piret           1,402               0                80,000
Fred N. Pratt, Jr               500               0                   500
Stephen K. West               1,139               0                63,800
John Winthrop                 1,324               0                69,000

  Totals                    $10,710                              $446,710

--------

*     As of December 31, 1997.
**    For the calendar year ended December 31, 1997.


4.       ADVISORY SERVICES


Investment Adviser.

         As stated in the Prospectus, PMC, 60 State Street, Boston, Massachusetts 02109, serves as the Fund's investment adviser. The management contract is renewable annually by the vote of a majority of the Board of Trustees of the Fund (including a majority of the Board of Trustees who are not parties to the contract or interested persons of any such parties) cast in person at a meeting called for the purpose of voting on such renewal. The contract terminates if assigned and may be terminated without penalty by either party upon 60 days' written notice by vote of the Board of Directors or Trustees or a majority of the Fund's outstanding voting securities. Pursuant to the management contract, PMC will not be liable for any error of judgment of mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any securities on the recommendation of PMC. PMC, however, is not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the management contract.


         As compensation for its investment advisory and management services and expenses incurred, PMC is entitled to a management fee at the rate of 1.00% per annum of the Fund's average daily net assets. The fee is computed daily and paid monthly. Prior to October 22, 1996, PMC voluntarily agreed not to impose a portion of its management fee and to make other arrangements to the extent necessary to limit operating expenses of the Class A shares of the Fund to 1.75% of the Fund's average daily net assets; the portion of the Fund-wide expenses attributable to Class B and Class C shares were reduced only to the extent they were reduced for Class A shares. From the Fund's inception through July 17, 1995, Pioneer Winthrop Advisers ("PWA") served as investment adviser to the Fund and PMC and Winthrop Advisers Limited Partnership ("WALP") served as subadvisers to the Fund. During the period that PWA served as adviser, PWA voluntarily agreed not to impose a portion of its management fee and to make other arrangements to the extent necessary to limit the Fund's total expenses to 1.75% of the Fund's average daily net assets.


         For the period from January 1, 1995 through July 17, 1995, the Fund would have incurred total management fees to PWA of $142,839 but $117,002 of such fee was not imposed pursuant to PWA's voluntary agreement described above. For the period from July 18, 1995 through December 31, 1995 and for the fiscal year ended December 31, 1996, the Fund would have incurred total management fees to PMC of $122,260 and $428,114, respectively, but $99,216 and $145,879, respectively, of such fees were not imposed pursuant to PMC's voluntary agreement described above. For the fiscal year ended December 31, 1997, the Fund incurred management fees of $1,740,437.

         For the period from January 1, 1995 through July 17, 1995, PWA incurred total subadvisory fees to PMC and WALP of $15,502.


         In an attempt to avoid any potential conflict with portfolio transactions for the Fund, PMC and the Fund have adopted extensive restrictions on personal securities trading by personnel of PMC and its affiliates. These restrictions include: pre-clearance of all personal securities transactions and a prohibition of purchasing initial public offerings of securities. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come before those of PMC and its employees.

The Subadviser.


         Boston Financial Securities, Inc. ("BFS"), 101 Arch Street, Boston, Massachusetts 02110, serves as the Fund's subadviser. The subadvisory agreement among the Fund, PMC and BFS is renewable annually by the vote of a majority of the Board of Trustees of the Fund (including a majority of the Board of Trustees who are not parties to the contract or interested persons of any such parties) cast in person at a meeting called for the purpose of voting on such renewal. This contract terminates if assigned and may be terminated without penalty by either party by vote of its Board of Directors or Trustees, as the case may be, or a majority of the Fund's outstanding voting securities and the giving of 60 days' written notice.


         As compensation for its subadvisory services, PMC pays BFS a subadvisory fee equal to 0.25% per annum of the Fund's average daily net assets up to $27 million and 0.50% of average daily net assets in excess of $27 million. The fee is computed daily and paid monthly. The subadvisory fee payable by PMC to BFS will be reduced proportionally to the extent that PMC, after written notice to BFS, elects to utilize a portion of the management fees paid to PMC by the Fund to make payments to third parties. BFS is a registered broker-dealer and may in the future act as a broker in connection with the sale of shares of the Fund under a selling agreement with PFD.


         As of December 31, 1997, the following individuals owned beneficially more than 10% of the outstanding common stock of BFS: Randolph G Hawthorne (11.45%), Fred N. Pratt, Jr. (13.42%), William B Haynsworth (11.53%). The address for each of these individuals is BFS, 101 Arch Street, Boston, Massachusetts 02110.


5.       UNDERWRITING AGREEMENT AND DISTRIBUTION PLANS

         The Fund and Pioneer Funds Distributor, Inc. are parties to an Underwriting Agreement. See "Principal Underwriter" below. The Trustees who were not at the time they voted interested persons of the Fund, as defined in the 1940 Act, approved the Underwriting Agreement. The Underwriting Agreement will continue from year to year if annually approved by the Trustees. The Underwriting Agreement provides that PFD will bear certain distribution expenses not borne by the Fund.

         PFD bears all expenses it incurs in providing services under the Underwriting Agreement. Such expenses include compensation to its employees and representatives and to securities dealers for distribution related services performed for the Fund. PFD also pays certain expenses in connection with the distribution of the Fund's shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The Fund bears the cost of registering its shares under federal and state securities law.

         The Fund and PFD have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Underwriting Agreement, PFD will use its best efforts in rendering services to the Fund.


         The Fund has adopted a Plan of Distribution for each Class of shares (except Class Y shares) in accordance with Rule 12b-1 under the 1940 Act pursuant to which certain distribution fees are paid to PFD.


Class A Plan

         Pursuant to the Class A Plan the Fund reimburses PFD for its expenditures in financing certain activities primarily intended to result in the sale of Class A shares. Certain categories of such expenditures have been approved by the Board of Trustees and are set forth in the Prospectus. See "Distribution Plans" in the Prospectus. The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed the annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

Class B Plan

         The Class B Plan provides that the Fund will pay PFD, as the Fund's distributor for its Class B shares, a distribution fee accrued daily and paid quarterly, equal on an annual basis to 0.75% of the Fund's average daily net assets attributable to Class B shares and will pay PFD a service fee equal to 0.25% of the Fund's average daily net assets attributable to Class B shares (which PFD will in turn pay to securities dealers which enter into a selling agreement with PFD at a rate of up to 0.25% of the Fund's average daily net assets attributable to Class B shares owned by investors for whom that securities dealer is the holder or dealer of record). This service fee is intended to be in consideration of personal services and/or account maintenance services rendered by the dealer with respect to Class B shares. PFD will advance to dealers the first year's service fee at a rate equal to 0.25% of the amount invested. As compensation therefor, PFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Commencing in the thirteenth month following a purchase of Class B shares, dealers will become eligible for additional service fees or other compensation with respect to such shares. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.

         The purpose of distribution payments to PFD under the Class B Plan is to compensate PFD for its distribution services with respect to the Class B shares of the Fund. PFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel office expenses and equipment. The Class B Plan also provides that PFD will receive all CDSCs attributable to Class B shares. (See "Distribution Plans" in the Prospectus). When a broker-dealer sells Class B shares and elects, with PFD's approval, to waive its right to receive the commissions normally paid on the sale, PFD may cause all or a portion of the distribution fees described above to be paid to that broker-dealer.

Class C Plan

         The Class C Plan provides that the Fund will pay PFD, as the Fund's distributor for its Class C shares, a distribution fee accrued daily and paid quarterly, equal on an annual basis to 0.75% of the Fund's average daily net assets attributable to Class C shares and will pay PFD a service fee equal to 0.25% of the Fund's average daily net assets attributable to Class C shares. PFD will in turn pay to securities dealers which enter into a selling agreement with PFD a distribution fee and a service fee at rates of up to 0.75% and 0.25%, respectively, of the Fund's average daily net assets attributable to Class C shares owned by investors for whom that securities dealer is the holder or dealer of record. The service fee is intended to be in consideration of personal services and/or account maintenance services rendered by the dealer with respect to Class C shares. PFD will advance to dealers the first year's service fee at a rate equal to 0.25% of the amount invested. As compensation therefor, PFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Commencing in the thirteenth month following a purchase of Class C shares, dealers will become eligible for additional service fees at a rate of up to 0.25% of the net asset value of such shares and additional compensation at a rate of up to 0.75% of the net asset value of such shares. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.

         The purpose of distribution payments to PFD under the Class C Plan is to compensate PFD for its distribution services with respect to the Class C shares of the Fund. PFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel office expenses and equipment. The Class C Plan also provides that PFD will receive all CDSCs attributable to Class C shares. (See "Distribution Plans" in the Prospectus). When a broker-dealer sells Class C shares and elects, with PFD's approval, to waive its right to receive the commissions normally paid on the sale, PFD may cause all or a portion of the distribution fees described above to be paid to that broker-dealer.


Class Y Shares

         PFD incurs the expenses of distributing the Fund's Class Y shares; those expenses are not reimbursed or paid for by the Fund. These expenses include any commissions or account servicing fees paid to, or on account of, broker-dealers which have selling agreements with PFD and certain qualifying registered investment advisers and other financial institutions.


General

         In accordance with the terms of the Plans, PFD provides to the Fund for review by the Trustees a quarterly written report of the amounts expended under the respective Plan and the purpose for which such expenditures were made. In the Trustees' quarterly review of the Plans, they will consider the continued appropriateness and the level of reimbursement or compensation the Plans provide.

         No interested person of the Fund, nor any Trustee of the Fund who is not an interested person of the Fund, has any direct or indirect financial interest in the operation of the Plans except to the extent that PFD and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the Plans by the Fund and except to the extent certain officers may have an interest in PFD's ultimate parent, PGI.


         The Plans were adopted by a majority vote of the Board of Trustees, including all of the Trustees who are not, and were not at the time they voted, interested persons of the Fund, as defined in the 1940 Act (none of whom has or have any direct or indirect financial interest in the operation of the Plans), cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the Trustees identified and considered a number of potential benefits which the Plans may provide. The Board of Trustees believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the Trustees in the manner described above. The Plans may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the Class affected thereby.. Material amendments of the Plans must also be approved by the Trustees in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of "a majority of the outstanding voting securities" of the respective Class of the Fund (as defined in the 1940 Act). A Plan will automatically terminate in the event of its "assignment" (as defined in the 1940 Act).


         During the fiscal year ended December 31,1997, the Fund incurred total distribution fees pursuant to the Fund's Class A Plan, Class B Plan, and Class C Plan, respectively, as follows: $243,318, $587,260 and $175,276. The distribution fees were paid by the Fund to PFD in reimbursement of or compensation for expenses related to servicing shareholder accounts and to compensate dealers and sales personnel.

           Redemptions of each class of shares (except Class Y shares) may be subject to a CDSC. A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within 6 years of purchase are subject to a CDSC at declining rates beginning at 4% based on the lower of the cost or market value of the shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. During the fiscal year ended December 31, 1997, CDSCs, in the amount of $129,808 were paid to PFD.


6.         SHAREHOLDER SERVICING/TRANSFER AGENT


           The Fund has contracted with PSC, 60 State Street, Boston, Massachusetts 02109, to act as shareholder servicing agent and transfer agent for the Fund. This contract terminates if assigned and may be terminated without penalty by either party by vote of its Board of Directors or Trustees, as the case may be, or a majority of the Fund's outstanding voting securities and the giving of ninety days' written notice.


           Under the terms of its contract with the Fund, PSC will service shareholder accounts, and its duties will include: (i) processing sales, redemptions and exchanges of shares of the Fund; (ii) distributing dividends and capital gains associated with Fund portfolio accounts; and (iii) maintaining account records and responding to routine shareholder inquiries.

           PSC receives from the Fund an annual fee of $22.75 for each shareholder account as compensation for the services described above. This fee is set at an amount determined by vote of a majority of the Trustees (including a majority of the Trustees who are not parties to the contract with PSC or interested persons of any such parties) to be comparable to fees for such services being paid by other investment companies. The Fund may compensate entities which have agreed to provide certain sub-accounting services such as specific transaction processing and recordkeeping services. Any such payments by the Fund would be in lieu of the per account fee which would otherwise be paid by the Fund to PSC.

7.       CUSTODIAN


         Brown Brothers Harriman & Co. (the "Custodian"), 40 Water Street, Boston, Massachusetts 02109, is the custodian of the Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities in the U.S. as well as in foreign countries, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments. The Custodian fulfills its function in foreign countries through a network of subcustodian banks located around the world.


         The Custodian does not determine the investment policies of the Fund or decide which securities it will buy or sell. The Fund may invest in securities issued by the Custodian, deposit cash in the Custodian and deal with the Custodian as a principal in securities transactions. Portfolio securities may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company in the U.S. or in recognized central depositories in foreign countries.

8.       PRINCIPAL UNDERWRITER


         Pioneer Funds Distributor, Inc., 60 State Street, Boston, Massachusetts 02109, serves as the principal underwriter for the Fund in connection with the continuous offering of its shares. The Fund will not generally issue Fund shares for consideration other than cash. At the Fund's sole discretion, however, it may issue Fund shares for consideration other than cash in connection with an acquisition of portfolio securities pursuant to a purchase of assets, merger or reorganization.


           The redemption price of shares of beneficial interest of the Fund may, at PMC's discretion, be paid in cash or portfolio securities. The Fund has, however, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period for any one shareholder. Should the amount of redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or portfolio securities. In the latter case, the securities are taken at their value employed in determining the Fund's net asset value. A shareholder whose shares are redeemed in-kind may incur brokerage charges in selling the securities received in-kind. The selection of such securities will be made in such manner as the Board deems fair and reasonable.


         During the fiscal years ended December 31, 1995, 1996 and 1997, net underwriting commissions retained by PFD in connection with its offering of Class A, Class B and Class C shares were $29,767, $61,469 and $172,149, respectively. Commissions reallowed to dealers by PFD for the same fiscal years were $187,036, $1,142,385 and $1,126,368, respectively. See "Underwriting Agreement and Distribution Plan" above for a description of the terms of the Underwriting Agreement with PFD.


9.         INDEPENDENT PUBLIC ACCOUNTANTS


           Arthur Andersen LLP, 225 Franklin Street, Boston, Massachusetts 02110, is the Fund's independent public accountants, providing audit services, tax return review, and assistance and consultation with respect to the preparation of filings with the Commission.


10.        PORTFOLIO TRANSACTIONS


           All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by PMC pursuant to authority contained in the Management Contract with PMC. In selecting brokers or dealers, PMC considers other factors relating to best execution, including, but not limited to, the size and type of the transaction; the nature and character of the markets of the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Most transactions in foreign equity securities are executed by broker-dealers in foreign countries in which commission rates are fixed and, therefore, are not negotiable (as such rates are in the U.S.) and are generally higher than in the U.S..

         PMC may select dealers which provide brokerage and/or research services to the Fund and/or other investment companies or accounts managed by PMC. In addition, if PMC determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, the Fund may pay commissions to such broker in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). PMC maintains a listing of dealers who provide such services on a regular basis. However, because many transactions on behalf of the Fund and other investment companies or accounts managed by PMC are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided.

         The research received from dealers may be useful to PMC in rendering investment management services to the Fund and to other investment companies or other accounts managed by PMC, although not all of such research may be useful to the Fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other PMC clients may be useful to PMC in carrying out their obligations to the Fund. The receipt of such research has not reduced PMC's normal independent research activities; however, it enables PMC to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

         In circumstances where two or more broker-dealers offer comparable prices and executions, preference may be given to a broker-dealer which has sold shares of the Fund as well as shares of other investment companies or accounts managed by PMC. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the Fund.


         The   Trustees   periodically   review   PMC's   performance   of   its
responsibilities in connection with the placement of portfolio transactions on behalf of the Fund.

         In addition to serving as investment subadviser to the Fund, PMC acts as investment adviser to other mutual funds in the Pioneer group and private accounts with investment objectives similar to those of the Fund. As such, securities may meet investment objectives of the Fund, such other funds and such private accounts. In such cases, the decision to recommend to purchase for one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry or country and the availability of investment funds in each fund or account.

         It is possible that, at times, identical securities will be held by more than one fund and/or account. However, the position of any fund or account in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that the Fund, another Pioneer mutual fund or a private account managed by PMC seeks to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if PMC decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one account, the resulting participation in volume transactions could produce better executions for the Fund or other account. In the event that more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each.


         During the fiscal years ended December 31, 1995, 1996 and 1997 the Fund
paid  or  accrued   aggregate   brokerage  and   underwriting   commissions   of
approximately$18,000, $224,000 and $354,000, respectively


11.      TAX STATUS

         It is the Fund's policy to meet the requirements of Subchapter M of the Code, for qualification as a regulated investment company. These requirements relate to the sources of the Fund's income, the diversification of its assets and the distribution of its income to shareholders. If the Fund meets all such requirements and distributes to its shareholders, in accordance with the Code's timing requirements, all investment company taxable income and net capital gain, if any, which it earns, the Fund will be relieved of the necessity of paying federal income tax.


         In order to qualify as a regulated investment company under Subchapter M, the Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options and futures contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% income test"), and satisfy certain diversification and income distribution requirements. For purposes of the 90% income test, income the Fund earns from equity interests in certain entities that are not treated as corporations (e.g., are treated as partnerships or trusts) for U.S. tax purposes will generally have the same character for the Fund as in the hands of such entities; consequently, the Fund may be required to limit its equity investments in such entities that earn fee income, rental income, or other nonqualifying income. Similarly, the Fund may need to limit its holdings of and income from any direct ownership interests that it may acquire in real estate in order to seek to ensure satisfaction of the 90% income test.

         Dividends from investment company taxable income, which includes net investment income, net short-term capital gain in excess of net long-term capital loss, and certain net foreign exchange gains, are taxable as ordinary income, whether received in cash or reinvested in additional shares. Dividends from net long-term capital gain in excess of net short-term capital loss ("net capital gain"), if any, whether received in cash or reinvested in additional shares, are taxable to the Fund's shareholders as capital gains for federal income tax purposes without regard to the length of time shares of the Fund have been held. As a result of the enactment of the Taxpayer Relief Act of 1997 (the "1997 TRA") on August 5, 1997, gain recognized after May 6, 1997 from the sale of a capital asset is taxable to individual (noncorporate) investors at different maximum federal income tax rates, depending generally upon the tax holding period for the asset, the federal income tax bracket of the taxpayer, and the dates the asset was acquired and/or sold. The Treasury Department has issued guidance under the 1997 TRA that (subject to possible modification by future "technical corrections" legislation) enables the Fund to pass through to its shareholders the benefits of the capital gains tax rates enacted in the 1997 TRA. The Fund will provide appropriate information to its shareholders about its distributions, including the tax rate(s) applicable to its distributions from long-term capital gains, in accordance with this and any future guidance. Shareholders should consult their own tax advisers on the correct application of these new rules in their particular circumstances


         Any dividend declared by the Fund in October, November or December as of a record date in such a month and paid during the following January will be treated for federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.


         Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under future regulations, any transactions in foreign currencies that are not directly related to the Fund's investments in stock or securities (or its options or futures contracts with respect to stock or securities) may need to be limited in order to enable the Fund to satisfy the 90% income test.. If the net foreign exchange loss for a year were to exceed the Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

         If the Fund acquires any equity interest (under proposed regulations, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may generally be available that would ameliorate these adverse tax consequences, but any such election would require the Fund to recognize taxable income or gain (subject to distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.


         The Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to federal income or excise tax.

         If the Fund invests in certain pay-in-kind securities ("PIKs"), zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid Federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

         For federal income tax purposes, the Fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, during the eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in federal income tax liability to the Fund and therefore are not expected to be distributed as such to shareholders. As of the end of its most recent taxable year, the Fund had no capital loss carryforwards.


         At the time of an investor's purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund on these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

         Redemptions and exchanges are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in Fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the character of and tax rate applicable to any gains or losses recognized in such transactions under the new rate structure enacted in the 1997 TRA. Any loss realized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

In addition, if Class A shares redeemed or exchanged have been held for less than 91 days, (1) in the case of a reinvestment in the Fund at net asset value pursuant to the reinvestment privilege, the sales charge paid on such shares is not included in their tax basis under the Code, and (2) in the case of an exchange, all or a portion of the sales charge paid on such shares is not included in their tax basis under the Code, to the extent a sales charge that would otherwise apply to the shares received is reduced pursuant to the exchange privilege. In either case, the portion of the sales charge not included in the tax basis of the shares redeemed or surrendered in an exchange is included in the tax basis of the shares acquired in the reinvestment or exchange. Losses on redemptions or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the Fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss would be included in the federal tax basis of the shares acquired in the other investments.

         Options written or purchased and futures contracts entered into by the Fund on certain securities or indices may cause the Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised or such futures contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization as long-term or short-term of some capital gains and losses realized by the Fund. Additionally, the Fund may be required to recognize gain if an option, futures contract or other transaction that is not subject to the mark to market rules is treated as a "constructive sale" of an "appreciated financial position" held by the Fund under Section 1259 of the Code. Any net mark to market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though no corresponding cash amounts may concurrently be received, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Losses on certain options or futures contracts and/or offsetting positions (portfolio securities or other positions with respect to which the Fund's risk of loss is substantially diminished by one or more options or futures contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures contracts and straddles may affect the amount, timing and character of the Fund's income and losses and hence of its distributions to shareholders.

         For purposes of the 70% dividends-received deduction generally available to corporations under the Code, dividends received by the Fund from U.S. domestic corporations in respect of any share of stock with a tax holding period of at least 46 days (91 days in the case of certain preferred stock) extending before and after each dividend held in an unleveraged position and distributed and designated by the Fund may be treated as qualifying dividends. Any corporate shareholder should consult its tax advisor regarding the possibility that its tax basis in its shares may be reduced, for federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares, and, if they borrow to acquire or otherwise incur debt attributable to Fund shares, they may be denied a portion of the dividends-received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporation's adjusted current earnings over its alternative minimum taxable income, which may increase a corporation's alternative minimum tax liability.


         The Fund may be subject to withholding and other taxes imposed by foreign countries including taxes on interest, dividends and capital gains, with respect to its investments in those countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata shares of qualified foreign taxes paid by the Fund, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns.

         Different  tax  treatment,   including   penalties  on  certain  excess
contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.


         A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.


         Federal law requires that the Fund withhold (as "backup withholding") 31% of reportable payments, including dividends, capital gain dividends and the proceeds of redemptions (including exchanges) and repurchases to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.


         If, as anticipated, the Fund continues to qualify as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes or any Delaware corporation income tax.


         The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e. U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax. This description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. tax treatment, including a possible 30% non-resident alien U.S. withholding tax (or non-resident alien withholding tax at a lower treaty rate) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute for Form W-8 is on file, to 31% backup withholding on certain other payments from the Fund. Shareholders should consult their own tax advisers on these matters and on state, local and other applicable tax laws.

12.      DESCRIPTION OF SHARES


         The Fund's Declaration of Trust of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of full and fractional shares of beneficial interest which may be divided into such separate series as the Trustees may establish. Currently, the Fund consists of only one series. The Trustees may, however, establish additional series of shares in the future, and may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. The Declaration of Trust of Trust further authorizes the Trustees to classify or reclassify any series of the shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of four classes of shares of the Fund, designated as Class A, Class B, Class C and Class Y shares. Each share of a class of the Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of the Fund, shareholders of each class of the Fund are entitled to share pro rata in the Fund's net assets allocable to such class available for distribution to shareholders. The Fund reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.


         Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to a meeting of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have, under certain circumstances, the right to remove one or more Trustees.


         The shares of each series of the Fund are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series vote together in the election and selection of Trustees and accountants. Shares of all series or classes of the Fund vote together as a class on matters that affect all series or classes of the Fund in substantially the same manner. As to matters affecting a single series or class, shares of such series or class will vote separately. No amendment adversely affecting the rights of shareholders may be made to the Fund's Declaration of Trust of Trust without the affirmative vote of a majority of its shares. Shares have no preemptive or conversion rights. Shares are fully paid and non-assessable by the Fund, except as stated below.


13.      CERTAIN LIABILITIES


         As a Delaware business trust, the Fund's operations are governed by its Declaration of Trust, a copy of which has been filed with the Fund's registration statement.


         Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (the "Delaware Act") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Fund's Declaration of Trust expressly provides that the Fund has been organized under the Delaware Act and that the Agreement and Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware business trust, such as the Fund, might become a party to an action in another state whose courts refused to apply Delaware law, in which case the trust's shareholders could be subject to personal liability.

         To guard against this risk, the Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of the Fund and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Fund or its Trustees,
(ii) provides for the indemnification out of Fund property of any shareholders held personally liable for any obligations of the Fund or any series of the Fund and (iii) provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a Fund shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Fund itself would be unable to meet its obligations. In light of Delaware law, the nature of the Fund's business and the nature of its assets, the risk of personal liability to a Fund shareholder is remote.

         The Declaration of Trust further provides that the Fund shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Fund. The Declaration of Trust does not authorize the Fund to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.


14.      LETTER OF INTENT (Class A shares only)

         A Letter of Intent (an "LOI") may be established by completing the LOI section of the Account Application. When you sign the Account Application, you agree to irrevocably appoint PSC your attorney-in-fact to surrender for redemption any or all shares held in escrow with full power of substitution. An LOI is not a binding obligation upon the investor to purchase, or the Fund to sell, the full amount indicated.

         If the total purchases, less redemptions, exceed the amount specified under the LOI and are in an amount which would qualify for a further quantity discount, all transactions will be recomputed on the expiration date of the LOI to effect the lower sales charge. Any difference in the sales charge resulting from such recomputation will be either delivered to you in cash or invested in additional shares at the lower sales charge. The dealer, by signing the Account Application, agrees to return to PFD, as part of such retroactive adjustment, the excess of the commission previously reallowed or paid to the dealer over that which is applicable to the actual amount of the total purchases under the LOI.

         If the total purchases, less redemptions, are less than the amount specified under the LOI, you must remit to PFD any difference between the sales charge on the amount actually purchased and the amount originally specified in the LOI section of the Account Application. When the difference is paid, the shares held in escrow will be deposited to your account. If you do not pay the difference in sales charge within 20 days after written request from PFD or your dealer, PSC, after receiving instructions from PFD, will redeem the appropriate number of shares held in escrow to realize the difference and will release any excess. See "How to Purchase Fund Shares - Letter of Intent" in the Prospectus for more information.

15. SYSTEMATIC WITHDRAWAL PLAN (Class A, Class B and Class C shares only)

         The Systematic Withdrawal Plan ("SWP") is designed to provide a convenient method of receiving fixed payments at regular intervals from shares of the Fund deposited by the applicant under this SWP. The applicant must deposit or purchase for deposit with PSC shares of the Fund having a total value of not less than $10,000. Periodic payments of $50 or more will be deposited, monthly or quarterly, directly into a bank account designated by the applicant, or will be sent to the applicant, or any person designated by him. Class B accounts must meet the minimum initial investment requirement prior to establishing a SWP. Withdrawals from Class B and Class C share accounts are limited to 10% of the value of the account at the time the SEP is established See "Waiver or Reduction of Contingent Deferred Sales Charge" in the Prospectus. Designation of another person to receive the payments subsequent to opening an account must be accompanied by a signature guarantee.

         Any income; dividends or capital gains distributions on shares under the SWP will be credited to the SWP account on the payment date in full and fractional shares at the net asset value per share in effect on the record date.

         SWP payments are made from the proceeds of the redemption of shares deposited under the SWP in a SWP account. To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the SWP account, such redemptions will reduce and may ultimately exhaust the number of shares deposited in the SWP account. Redemptions are potentially taxable transactions to shareholders. In addition, the amounts received by a shareholder cannot be considered as an actual yield or income on his or her investment because part of such payments may be a return of his or her investment.

         The SWP may be terminated at any time (1) by written notice to PSC or from PSC to the shareholder; (2) upon receipt by PSC of appropriate evidence of the shareholder's death; or (3) when all shares under the SWP have been redeemed.

16. DETERMINATION OF NET ASSET VALUE

         The net asset value per share of each class of the Fund is determined as of the close of regular trading (normally 4:00 p.m., Eastern time) on each day on which the Exchange is open for regular trading. As of the date of this Statement of Additional Information, the Exchange is open for trading every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the Fund is also determined on any other day in which the level of trading in its portfolio securities is sufficiently high so that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. The Fund is not required to determine its net asset value per share on any day in which no purchase orders for the shares of the Fund are received and no shares are tendered for redemption.

         The net asset value per share of each class of the Fund is computed by taking the value of all of the Fund's assets attributable to a class, less the Fund's liabilities attributable to a class, and dividing the result by the number of outstanding shares for that class. For the purposes of determining net asset value, expenses of the classes of the Fund are accrued daily.

         Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the last bid and asked prices. Securities for which no market quotations are readily available (including those the trading of which has been suspended) will be valued at fair value as determined in good faith by the Board of Trustees, although the actual computations may be made by persons acting pursuant to the direction of the Board.

         The maximum offering price per Class A share is the net asset value per Class A share, plus the maximum applicable sales charge. Class B and Class C shares are offered at net asset value without the imposition of an initial sales charge, but are subject to a CDSC. Class Y shares are offered without an initial sales charge and are not subject to a CDSC. See "Fund Share Alternatives" in the Prospectus.


17.     INVESTMENT RESULTS

         The Fund's yield quotations and average annual total return quotations as they may appear in the Prospectus, this Statement of Additional Information or in advertising are calculated by standard methods prescribed by the SEC


Standardized Yield Quotations

         The yield of a class is computed by dividing the class's net investment income per share during a base period of 30 days, or one month, by the maximum offering price per share of the class on the last day of such base period in accordance with the following formula:

                                            a-b
                           YIELD  = 2[ ( ----- +1)6-1]
                                            cd

Where:            a          =      interest earned during the period

                  b          =      net expenses accrued for the period

                  c          =      the average daily number of shares
                                    outstanding during the period that were
                                    entitled to receive dividends

                  d          =      the maximum offering price per share on the
                                    last day of the period

For purposes of calculating interest earned on debt obligations as provided in item "a" above:

         (i) The yield to maturity of each obligation held by the Fund is computed based on the market value of the obligation (including actual accrued interest, if any) at the close of business each day during the 30-day base period, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest, if any) on settlement date, and with respect to obligations sold during the month the sale price (plus actual accrued interest, if any) between the trade and settlement dates.

         (ii) The yield to maturity of each obligation is then divided by 360 and the resulting quotient is multiplied by the market value of the obligation (including actual accrued interest, if any) to determine the interest income on the obligation for each day. The yield to maturity calculation has been made on each obligation during the 30 day base period.

         (iii) Interest earned on all debt obligations during the 30-day or one month period is then totaled.

         (iv) The maturity of an obligation with a call provision(s) is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

         With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), the Fund accounts for gain or loss attributable to actual monthly pay downs as an increase or decrease to interest income during the period. In addition, the Fund may elect (i) to amortize the discount or premium on a remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if the weighted average maturity date is not available, or (ii) not to amortize the discount or premium on a remaining security.

         For purposes of computing yield, interest income is recognized by accruing 1/360 of the stated interest rate of each obligation in the Fund's portfolio each day that the obligation is in the portfolio. Expenses of a class accrued during any base period, if any, pursuant to the respective Distribution Plan are included among the expenses accrued during the base period.

         The Fund's yield for the 30 days ended December 31, 1997, computed as above was 2.84% for Class A shares, 2.19% for Class B shares and 2.25% for Class C shares.

Standardized Average Annual Total Return Quotations

         One of the primary methods used to measure the Fund's performance is "total return." Total return will normally represent the percentage change in value of an account, or of a hypothetical investment in a class of the Fund, over any period up to the lifetime of that class of the Fund. Total return calculations will usually assume the reinvestment of all dividends and capital gains distributions and will be expressed as a percentage increase or decrease from an initial value, for the entire period or for one or more specified periods within the entire period. Total return percentages for periods of less than one year will usually be annualized; total return percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values, without percentages. Past performance cannot guarantee any particular future result.


         With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), the Fund accounts for gain or loss attributable to actual monthly pay downs as an increase or decrease to interest income during the period. In addition, the Fund may elect (i) to amortize the discount or premium remaining on a security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if the weighted average maturity date is not available, or (ii) not to amortize the remaining discount or premium on a security.

         Standardized Average Annual Total Return Quotations. Average annual total return quotations for each class of Fund shares are computed by finding the average annual compounded rates of return that would cause a hypothetical investment made on the first day of a designated period (assuming all dividends and distributions are reinvested) to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

                           P(1+T)n  =  ERV


Where:            P        =        a hypothetical initial payment of $1000,
                                    less the maximum sales load of 5.75% for Class A shares or the deduction of any CDSC applicable to Class B or C shares as of the end of the period. For Class Y shares, no sales load or deduction of a CDSC is applicable.


                  T        =        average annual total return

                  n        =        number of years

                  ERV      =        ending redeemable value of the hypothetical
                                    $1000 initial payment made at the
                                    beginning of the designated period (or
                                    fractional portion thereof)

         For purposes of the above computation, all dividends and distributions made by the Fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

         In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts of a particular class of shares are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to the Fund's mean account size.


         The average annual total return* for shares of the Fund for the fiscal year ended December 31, 1997 were:

                          1 Year            5 Years           Since Inception
                          ------            -------
Class A Shares             12.83%             N/A                12.93%
Class B Shares             14.85%             N/A                26.16%
Class C Shares             18.86%             N/A                27.81%
Class Y Shares             N/A                N/A                N/A

-----------

* Total return would have been reduced if no effect were given to the expense limitation previously in place. ** For Class A shares, inception was October 25, 1993. For Class B and Class C shares inception was January 31, 1996.
For Class Y shares, inception was April 9, 1998.

         Other Quotations, Comparisons, and General Information. From time to time, in advertisements, in sales literature, or in reports to shareholders, the past performance of the Fund may be illustrated and/or compared with that of other mutual funds with similar investment objectives, and to stock or other relevant indices. For example, the total return of the Fund's classes may be compared to averages or rankings prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors mutual fund performance; the S&P 500, an unmanaged index of common stocks; or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the Exchange.

         In addition, the performance of the classes of the Fund may be compared to alternative investment or savings vehicles and/or to indices or indicators of economic activity, e.g., inflation or interest rates. Performance rankings and listings reported in newspapers or national business and financial publications, such as Barron's, Business Week, Consumer's Digest, Consumer Reports, Financial World, Forbes, Fortune, Investors Business Daily, Kiplinger's Personal Finance Magazine, Lipper Real Estate Funds Average, Money Magazine, NAREIT All REIT Index, NAREIT Equity REIT Index, the New York Times, RUSSELL-NACRIEF Index, Smart Money, USA Today, U.S. News and World Report, The Wall Street Journal, Wilshire Real Estate Securities Trust and Worth may also be cited (if the Fund is listed in any such publication) or used for comparison, as well as performance listings and rankings from various other sources including Bloomberg Financial Systems, CDA/Wiesenberger Investment Companies Service, Donoghue's Mutual Fund Almanac, Investment Company Data, Inc., Johnson's Charts, Kanon Bloch Carre & Co., Micropal, Inc., Morningstar, Inc., Schabacker Investment Management and Towers Data Systems.


         In addition, from time to time, quotations from articles from financial publications, such as those listed above, may be used in advertisements, in sales literature or in reports to shareholders of the Fund.

Automated Information Line

         FactFoneSM,   Pioneer's  24-hour  automated  information  line,  allows
shareholders   to  dial   toll-free   1-800-225-4321   and  hear  recorded  fund
information, including:

                  o        net asset value prices for all Pioneer mutual funds;

                  o        annualized 30-day yields on Pioneer's bond funds;

                  o annualized 7-day yields and 7-day effective (compound) yields for Pioneer's money market funds; and

                  o dividends and capital gains distributions on all Pioneer mutual funds.

Yields are calculated in accordance with standard formulas mandated by the SEC.

         In addition, by using a personal identification number ("PIN"), shareholders may enter purchases, exchanges and redemptions, access their account balance and last three transactions and may order a duplicate statement. See

"FactFoneSM" in the Prospectus for more information.

         All performance numbers communicated through FactFoneSM represent past performance; figures for all quoted bond funds include the maximum applicable sales charge. A shareholder's actual yield and total return will vary with changing market conditions. The value of Class A, Class B, Class C and Class Y shares (except for Pioneer Cash Reserves Fund, which seeks to maintain a stable $1.00 share price) will also vary, and shares may be worth more or less at redemption than their original cost. Certain FactFoneSM features are not available to Class Y shareholders.


18.      FINANCIAL STATEMENTS


The Fund's Annual Report, filed with the SEC on March 3, 1998 (Accession No. 0000908996-98-000006), is incorporated by reference into this Statement of Additional Information. The financial statements in the Fund's Annual Report, including the financial highlights, for the period ended December 31, 1997, included or incorporated by reference into the Prospectus and this Statement of Additional Information, have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect to the financial statements, and are included in reliance upon the authority of Arthur Andersen LLP as experts in accounting and auditing in giving said report.

                                   APPENDIX A

           DESCRIPTION OF SHORT-TERM DEBT AND CORPORATE BOND RATINGS1

        MOODY'S INVESTORS SERVICE, INC. SHORT-TERM PRIME RATING SYSTEM -
                       TAXABLE DEBT AND DEPOSITS GLOBALLY

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         Leading market positions in well-established industries. High rates of return on funds employed.
         Conservative capitalization structure with moderate reliance on debt and ample asset protection. Broad margins in earnings coverage of fixed financial charges and high internal cash generation. Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for Bank Deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by actions of the government controlling the currency of denomination. In addition, risks associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer's branch is located are not incorporated into Moody's short-term debt ratings.

If an issuer represents to Moody's that its short-term debt obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within the parenthesis beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.

MOODY'S CORPORATE BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicated that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicated a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S SHORT-TERM ISSUE CREDIT RATINGS

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

STANDARD & POOR'S CORPORATE BOND RATINGS

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest-rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments are jeopardized.

PLUS (+) OR MINUS (-): The rating from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities;
obligations exposed to severe prepayment risk, such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

--------
1 The ratings indicated herein are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the Fund's fiscal year-end.

                                   APPENDIX B
                             PERFORMANCE STATISTICS


                           Pioneer Real Estate Shares
                                 CLASS A SHARES

                                                                                Net Asset
               Initial     Offering Price    Sales Charge         Shares        Value Per    Initial Net
   Date       Investment                       Included          Purchased        Share      Asset Value

 10/25/93      $10,000        $13.2600           5.75%            754.148       $12.5000        $9,425


                     Dividends and Capital Gains Reinvested

                                 Value of Shares

                                                                From Dividends
                                           From Cap. Gains      Reinvested
          Date       From Investment         Reinvested                          Total Value


        12/31/93         $9,012                  $0                $55              $9,067
        12/31/94         $8,583                  $20               $485             $9,088
        12/31/95         $9,065                  $23              $1,100           $10,188
        12/31/96         $11,704                $369              $1,829           $13,902
        12/31/97         $13,431                $629              $2586            $16,646



                           Pioneer Real Estate Shares
                                 CLASS B SHARES

                                                                                Net Asset
               Initial     Offering Price    Sales Charge         Shares        Value Per    Initial Net
   Date       Investment                       Included          Purchased        Share      Asset Value

 01/31/96      $10,000        $12.0900           0.00%            827.130       $12.9000       $10,000

                     Dividends and Capital Gains Reinvested

                                 Value of Shares


                                            From Cap. Gains     From Dividends       CDSC If        Total Value        CDSC
          Date                 From           Reinvested          Reinvested         Redeemed       If Redeemed         %
                            Investment


        12/31/96              $12,780            $330                $372              $400           $13,082         4.00%
        12/31/97              $14,640            $577                $806              $400           $15,623         4.00%


                           Pioneer Real Estate Shares
                                 CLASS C SHARES

                                                                                Net Asset
               Initial     Offering Price    Sales Charge         Shares        Value Per    Initial Net
   Date       Investment                       Included          Purchased        Share      Asset Value

 01/31/96      $10,000        $12.0900           0.00%            827.130       $12.9000       $10,000

                     Dividends and Capital Gains Reinvested

                                 Value of Shares

                                   From Cap. Gains     From Dividends       CDSC If        Total Value        CDSC
 Date                 From           Reinvested          Reinvested         Redeemed       If Redeemed         %
                  Investment


12/31/96              $12,787            $330                $359              $100           $13,376         1.00%
12/31/97              $14,641            $577                $801               0             $16,019           0


                             COMPARATIVE PERFORMANCE
                               INDEX DESCRIPTIONS

The following securities indices are well known, unmanaged measures of market performance. Advertisements and sales literature for the Fund may refer to these indices or may present comparisons between the performance of the Fund and one or more of the indices. Other indices may also be used, if appropriate. The indices are not available for direct investment. The data presented are not meant to be indicative of the performance of the Fund, do not reflect past performance and do not guarantee future results.

S&P 500
This index is a readily available, carefully constructed, market value weighted benchmark of common stock performance. Currently, the S&P 500 includes 500 of the largest stocks (in terms of stock market value) in the U.S.

DOW JONES INDUSTRIAL AVERAGE
This is a total return index based on the performance of stocks of 30 blue chip companies widely held by individuals and institutional investors. The 30 stocks represent about a fifth of the $8 trillion-plus market value of all U.S. stocks and about a fourth of the value of stocks listed on the New York Stock Exchange
(NYSE).

U.S. SMALL STOCK INDEX
This index is a market value weighted index of the ninth and tenth deciles of the NYSE, plus stocks listed on the American Stock Exchange and over the counter with the same or less capitalization as the upper bound of the NYSE ninth decile.

U.S. INFLATION
The Consumer Price Index for All Urban Consumers (CPI-U), not seasonally adjusted, is used to measure inflation, which is the rate of change of consumer goods prices. Unfortunately, the inflation rate as derived by the CPI is not measured over the same period as the other asset returns. All of the security returns are measured from one month-end to the next month-end. CPI commodity prices are collected during the month. Thus, measured inflation rates lag the other series by about one-half month. Prior to January 1978, the CPI (as compared with CPI-U) was used. Both inflation measures are constructed by the U.S.
Department of Labor, Bureau of Labor Statistics, Washington, DC.

S&P/BARRA INDEXES
The S&P/BARRA Growth and Value Indexes are constructed by dividing the stocks in the S&P 500 according to price-to-book ratios. The Growth Index contains stocks with higher price-to-book ratios, and the Value Index contains stocks with lower price-to-book ratios. Both indexes are market capitalization weighted.

MERRILL LYNCH MICRO-CAP INDEX
The Merrill Lynch Micro-Cap Index represents the performance of 2,036 stocks ranging in market capitalization from $50 million to $220 million. Index returns are calculated monthly.

LONG-TERM U.S. GOVERNMENT BONDS
The total returns on long-term government bonds after 1977 are constructed with data from The Wall Street Journal and are calculated as the change in the flat price or and-interest price. From 1926 to 1976, data are obtained from the government bond file at the Center for Research in Security Prices (CRSP), Graduate School of Business, University of Chicago. Each year, a one-bond portfolio with a term of approximately 20 years and a reasonably current coupon was used and whose returns did not reflect potential tax benefits, impaired negotiability or special redemption or call privileges. Where callable bonds had to be used, the term of the bond was assumed to be a simple average of the maturity and first call dates minus the current date. The bond was "held" for the calendar year and returns were computed.

INTERMEDIATE-TERM U.S. GOVERNMENT BONDS
Total returns of intermediate-term government bonds after 1987 are calculated from The Wall Street Journal prices, using the change in flat price. Returns from 1934 to 1986 are obtained from the CRSP government bond file.

Each year, one-bond portfolios are formed, the bond chosen is the shortest noncallable bond with a maturity not less than five years, and this bond is "held" for the calendar year. Monthly returns are computed. (Bonds with impaired negotiability or special redemption privileges are omitted, as are partially or fully tax-exempt bonds starting with 1943.) From 1934 to 1942, almost all bonds with maturities near five years were partially or fully tax-exempt and were selected using the rules described above. Personal tax rates were generally low in that period, so that yields on tax-exempt bonds were similar to yields on taxable bonds. From 1926 to 1933, there are few bonds suitable for construction of a series with a five-year maturity. For this period, five-year bond yield estimates are used.

MORGAN STANLEY CAPITAL INTERNATIONAL ("MSCI")
MSCI's international indices are based on the share prices of approximately 1,700 companies listed on stock exchanges in the 22 countries that make up the MSCI World Index. MSCI's emerging market indices are comprised of approximately 1000 stocks from 26 countries.

Countries in the MSCI EAFE Index are: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and United Kingdom.

Countries in the MSCI Emerging Markets Free Index are: Argentina, Brazil, Chile, China Free, Czech Republic, Colombia, Greece, Hungary, India, Indonesia Free, Israel, Jordan, Korea (at 50%), Malaysia Free, Mexico Free, Pakistan, Peru, Philippines Free, Poland, Portugal, South Africa, Sri Lanka, Taiwan (at 50%), Thailand Free, Turkey and Venezuela.

6-MONTH CDs
Data sources include the Federal Reserve Bulletin and The Wall Street Journal.

LONG-TERM U.S. CORPORATE BONDS
Since 1969, corporate bond total returns are represented by the Salomon Brothers Long-Term High-Grade Corporate Bond Index. As most large corporate bond transactions take place over the counter, a major dealer is the natural source of these data. The index includes nearly all Aaa- and Aa-rated bonds with at least 10 years to maturity. If a bond is downgraded during a particular month, its return for the month is included in the index before removing the bond from future portfolios.

From 1926 to 1968 the total returns were calculated by summing the capital appreciation returns and the income returns. For the period 1946 to 1968, Ibbotson and Sinquefield backdated the Salomon Brothers' index, using Salomon Brothers' monthly yield data with a methodology similar to that used by Salomon Brothers for 1969 to 1995. Capital appreciation returns were calculated from yields assuming (at the beginning of each monthly holding period) a 20-year maturity, a bond price equal to par, and a coupon equal to the beginning-of-period yield. For the period 1926 to 1945, Standard & Poor's monthly high-grade corporate composite yield data were used, assuming a 4% coupon and a 20-year maturity. The conventional present-value formula for bond price for the beginning and end-of-month prices was used. (This formula is presented in Ross, Stephen A., and Westerfield, Randolph W. Corporate Finance, Times Mirror/Mosby, St. Louis, 1990, p. 97 ["Level-Coupon Bonds"].) The monthly income return was assumed to be one-twelfth the coupon.

U.S. (30-DAY) TREASURY BILLS
For the U.S. Treasury Bill Index, data from The Wall Street Journal are used after 1977; the CRSP government bond file is the source until 1976. Each month a one-bill portfolio containing the shortest-term bill having not less than one month to maturity is constructed. (The bill's original term to maturity is not relevant.) To measure holding period returns for the one-bill portfolio, the bill is priced as of the last trading day of the previous month-end and as of the last trading day of the current month.

NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUSTS
("NAREIT")EQUITY REIT INDEX
All of the data are based upon the last closing price of the month for all tax-qualified REITs listed on the NYSE, AMEX and NASDAQ. The data are market-value-weighted. Prior to 1987 REITs were added to the index the January following their listing. Since 1987 newly formed or listed REITs are added to the total shares outstanding figure in the month that the shares are issued. Only common shares issued by the REIT are included in the index. The total return calculation is based upon the weighting at the beginning of the period. Only those REITs listed for the entire period are used in the total return calculation. Dividends are included in the month based upon their payment date. There is no smoothing of income.
Liquidating dividends, whether full or partial, are treated as income.

RUSSELL U.S. EQUITY INDEXES
The Russell 3000(R) Index (the "Russell 3000") is comprised of the 3,000 largest U.S. companies as determined by market capitalization representing approximately 98% of the U.S. equity market. The average market capitalization is approximately $2.8 billion. The Russell 2500TM Index measures performance of the 2,500 smallest companies in the Russell 3000. The average market capitalization is approximately $733.4 million, and the largest company in the index has an approximate market capitalization of $2.9 billion. The Russell 2000(R) Index measures performance of the 2,000 smallest stocks in the Russell 3000; the largest company in the index has a market capitalization of approximately $1.1 billion. The Russell 1000(R) Index (the "Russell 1000") measures the performance of the 1,000 largest companies in the Russell 3000. The average market capitalization is approximately $7.6 billion. The smallest company in the index has an approximate market capitalization of $1.1 billion. The Russell MidcapTM Index measures performance of the 800 smallest companies in the Russell 1000. The largest company in the index has an approximate market capitalization of $8.0 billion.

The Russell indexes are reconstituted annually as of July 1, based on May 31 market capitalization rankings.

WILSHIRE REAL ESTATE SECURITIES INDEX
The Wilshire Real Estate Securities Index is a market capitalization weighted index of 120 publicly traded real estate securities, such as REITs, real estate operating companies ("REOCs") and partnerships.

The index contains performance data on five major categories of property: office, retail, industrial, apartment and miscellaneous. The companies in the index are 91.66% equity and hybrid REITs and 8.33% REOCs.

STANDARD & POOR'S MIDCAP 400 INDEX
The S&P 400 is a market-capitalization-weighted index. The performance data for the index were calculated by taking the stocks presently in the index and tracking them backward in time as long as there were prices reported. No attempt was made to determine what stocks "might have been" in the S&P 400 five or ten years ago had it existed. Dividends are reinvested on a monthly basis prior to June 30, 1991, and are reinvested daily thereafter.

LIPPER BALANCED FUNDS INDEX
This index represents equally weighted performance, adjusted for capital gains distributions and income dividends, of approximately 30 of the largest funds with a primary objective of conserving principal by maintaining at all times a balanced portfolio of stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

BANK SAVINGS ACCOUNT
Data sources include the U.S. League of Savings Institutions Sourcebook; average annual yield on savings deposits in FSLIC [FDIC] insured savings institutions for the years 1963 to 1987; and The Wall Street Journal thereafter.

Sources:  Ibbotson Associates, Towers Data Systems,
Lipper Analytical Services, Inc. Merrill Lynch and PGI



                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                              Dow                                        S&P/          S&P/
                 S&P          Jones        U.S. Small                    BARRA          BARRA
                 500        Industrial        Stock         U.S.          500            500
                             Average          Index       Inflation      Growth         Value

-------------------------------------------------------------------------------------------------------

Dec 1925         N/A           N/A             N/A           N/A          N/A            N/A
Dec 1926        11.62          N/A            0.28          -1.49         N/A            N/A
Dec 1927        37.49          N/A            22.10         -2.08         N/A            N/A
Dec 1928        43.61         55.38           39.69         -0.97         N/A            N/A
Dec 1929        -8.42         -13.64         -51.36         0.20          N/A            N/A
Dec 1930        -24.90        -30.22         -38.15         -6.03         N/A            N/A
Dec 1931        -43.34        -49.02         -49.75         -9.52         N/A            N/A
Dec 1932        -8.19         -16.88          -5.39        -10.30         N/A            N/A
Dec 1933        53.99         73.72          142.87         0.51          N/A            N/A
Dec 1934        -1.44          8.08           24.22         2.03          N/A            N/A
Dec 1935        47.67         43.77           40.19         2.99          N/A            N/A
Dec 1936        33.92         30.23           64.80         1.21          N/A            N/A
Dec 1937        -35.03        -28.88         -58.01         3.10          N/A            N/A
Dec 1938        31.12         33.16           32.80         -2.78         N/A            N/A
Dec 1939        -0.41          1.31           0.35          -0.48         N/A            N/A
Dec 1940        -9.78         -7.96           -5.16         0.96          N/A            N/A
Dec 1941        -11.59        -9.88           -9.00         9.72          N/A            N/A
Dec 1942        20.34         14.13           44.51         9.29          N/A            N/A
Dec 1943        25.90         19.06           88.37         3.16          N/A            N/A
Dec 1944        19.75         17.19           53.72         2.11          N/A            N/A
Dec 1945        36.44         31.60           73.61         2.25          N/A            N/A
Dec 1946        -8.07         -4.40          -11.63         18.16         N/A            N/A
Dec 1947         5.71          7.61           0.92          9.01          N/A            N/A
Dec 1948         5.50          4.27           -2.11         2.71          N/A            N/A
Dec 1949        18.79         20.92           19.75         -1.80         N/A            N/A
Dec 1950        31.71         26.40           38.75         5.79          N/A            N/A
Dec 1951        24.02         21.77           7.80          5.87          N/A            N/A
Dec 1952        18.37         14.58           3.03          0.88          N/A            N/A
Dec 1953        -0.99          2.02           -6.49         0.62          N/A            N/A
Dec 1954        52.62         51.25           60.58         -0.50         N/A            N/A
Dec 1955        31.56         26.58           20.44         0.37          N/A            N/A
Dec 1956         6.56          7.10           4.28          2.86          N/A            N/A
Dec 1957        -10.78        -8.63          -14.57         3.02          N/A            N/A
Dec 1958        43.36         39.31           64.89         1.76          N/A            N/A
Dec 1959        11.96         20.21           16.40         1.50          N/A            N/A
Dec 1960         0.47         -6.14           -3.29         1.48          N/A            N/A
Dec 1961        26.89         22.60           32.09         0.67          N/A            N/A
Dec 1962        -8.73         -7.43          -11.90         1.22          N/A            N/A
Dec 1963        22.80         20.83           23.57         1.65          N/A            N/A




                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT


                               Dow                                        S&P/          S&P/
                 S&P          Jones        U.S. Small                  BARRA 500        BARRA
                 500        Industrial        Stock         U.S.         Growth          500
                             Average          Index       Inflation                     Value

----------------------------------------------------------------------------------------------------

Dec 1964        16.48         18.85           23.52         1.19          N/A            N/A
Dec 1965        12.45         14.39           41.75         1.92          N/A            N/A
Dec 1966        -10.06        -15.78          -7.01         3.35          N/A            N/A
Dec 1967        23.98         19.16           83.57         3.04          N/A            N/A
Dec 1968        11.06          7.93           35.97         4.72          N/A            N/A
Dec 1969        -8.50         -11.78         -25.05         6.11          N/A            N/A
Dec 1970         4.01          9.21          -17.43         5.49          N/A            N/A
Dec 1971        14.31          9.83           16.50         3.36          N/A            N/A
Dec 1972        18.98         18.48           4.43          3.41          N/A            N/A
Dec 1973        -14.66        -13.28         -30.90         8.80          N/A            N/A
Dec 1974        -26.47        -23.58         -19.95         12.20         N/A            N/A
Dec 1975        37.20         44.75           52.82         7.01         31.72          43.38
Dec 1976        23.84         22.82           57.38         4.81         13.84          34.93
Dec 1977        -7.18         -12.84          25.38         6.77         -11.82         -2.57
Dec 1978         6.56          2.79           23.46         9.03          6.78          6.16
Dec 1979        18.44         10.55           43.46         13.31        15.72          21.16
Dec 1980        32.42         22.17           39.88         12.40        39.40          23.59
Dec 1981        -4.91         -3.57           13.88         8.94         -9.81          0.02
Dec 1982        21.41         27.11           28.01         3.87         22.03          21.04
Dec 1983        22.51         25.97           39.67         3.80         16.24          28.89
Dec 1984         6.27          1.31           -6.67         3.95          2.33          10.52
Dec 1985        32.16         33.55           24.66         3.77         33.31          29.68
Dec 1986        18.47         27.10           6.85          1.13         14.50          21.67
Dec 1987         5.23          5.48           -9.30         4.41          6.50          3.68
Dec 1988        16.81         16.14           22.87         4.42         11.95          21.67
Dec 1989        31.49         32.19           10.18         4.65         36.40          26.13
Dec 1990        -3.17         -0.56          -21.56         6.11          0.20          -6.85
Dec 1991        30.55         24.19           44.63         3.06         38.37          22.56
Dec 1992         7.67          7.41           23.35         2.90          5.07          10.53
Dec 1993         9.99         16.94           20.98         2.75          1.68          18.60
Dec 1994         1.31          5.06           3.11          2.67          3.13          -0.64
Dec 1995        37.43         36.84           34.46         2.54         38.13          36.99
Dec 1996        23.07         28.84           17.62         3.32         23.96          21.99
Dec 1997        33.36         24.88           22.78         1.92         36.52          29.98




                                   PERFORMANCE STATISTICS - TOTAL RETURN PERCENT
                  Long-       Intermediate-      MSCI                      Long-
                  Term          Term U.S.        EAFE         6-         Term U.S.          U.S.
               U.S. Gov't      Government       (Net of      Month       Corporate         T-Bill
                  Bonds           Bonds         Taxes)        CDs          Bonds          (30-Day)

------------------------------------------------------------------------------------------------------

Dec 1925           N/A             N/A            N/A         N/A           N/A             N/A
Dec 1926          7.77            5.38            N/A         N/A           7.37            3.27
Dec 1927          8.93            4.52            N/A         N/A           7.44            3.12
Dec 1928          0.10            0.92            N/A         N/A           2.84            3.56
Dec 1929          3.42            6.01            N/A         N/A           3.27            4.75
Dec 1930          4.66            6.72            N/A         N/A           7.98            2.41
Dec 1931          -5.31           -2.32           N/A         N/A          -1.85            1.07
Dec 1932          16.84           8.81            N/A         N/A          10.82            0.96
Dec 1933          -0.07           1.83            N/A         N/A          10.38            0.30
Dec 1934          10.03           9.00            N/A         N/A          13.84            0.16
Dec 1935          4.98            7.01            N/A         N/A           9.61            0.17
Dec 1936          7.52            3.06            N/A         N/A           6.74            0.18
Dec 1937          0.23            1.56            N/A         N/A           2.75            0.31
Dec 1938          5.53            6.23            N/A         N/A           6.13           -0.02
Dec 1939          5.94            4.52            N/A         N/A           3.97            0.02
Dec 1940          6.09            2.96            N/A         N/A           3.39            0.00
Dec 1941          0.93            0.50            N/A         N/A           2.73            0.06
Dec 1942          3.22            1.94            N/A         N/A           2.60            0.27
Dec 1943          2.08            2.81            N/A         N/A           2.83            0.35
Dec 1944          2.81            1.80            N/A         N/A           4.73            0.33
Dec 1945          10.73           2.22            N/A         N/A           4.08            0.33
Dec 1946          -0.10           1.00            N/A         N/A           1.72            0.35
Dec 1947          -2.62           0.91            N/A         N/A          -2.34            0.50
Dec 1948          3.40            1.85            N/A         N/A           4.14            0.81
Dec 1949          6.45            2.32            N/A         N/A           3.31            1.10
Dec 1950          0.06            0.70            N/A         N/A           2.12            1.20
Dec 1951          -3.93           0.36            N/A         N/A          -2.69            1.49
Dec 1952          1.16            1.63            N/A         N/A           3.52            1.66
Dec 1953          3.64            3.23            N/A         N/A           3.41            1.82
Dec 1954          7.19            2.68            N/A         N/A           5.39            0.86
Dec 1955          -1.29           -0.65           N/A         N/A           0.48            1.57
Dec 1956          -5.59           -0.42           N/A         N/A          -6.81            2.46
Dec 1957          7.46            7.84            N/A         N/A           8.71            3.14
Dec 1958          -6.09           -1.29           N/A         N/A          -2.22            1.54
Dec 1959          -2.26           -0.39           N/A         N/A          -0.97            2.95
Dec 1960          13.78           11.76           N/A         N/A           9.07            2.66




                                   PERFORMANCE STATISTICS - TOTAL RETURN PERCENT
                  Long-       Intermediate-      MSCI                      Long-
                  Term          Term U.S.        EAFE         6-         Term U.S.          U.S.
               U.S. Gov't      Government       (Net of      Month       Corporate         T-Bill
                  Bonds           Bonds         Taxes)        CDs          Bonds          (30-Day)

------------------------------------------------------------------------------------------------------

Dec 1961          0.97            1.85            N/A         N/A           4.82            2.13
Dec 1962          6.89            5.56            N/A         N/A           7.95            2.73
Dec 1963          1.21            1.64            N/A         N/A           2.19            3.12
Dec 1964          3.51            4.04            N/A        4.17           4.77            3.54
Dec 1965          0.71            1.02            N/A        4.68          -0.46            3.93
Dec 1966          3.65            4.69            N/A        5.76           0.20            4.76
Dec 1967          -9.18           1.01            N/A        5.47          -4.95            4.21
Dec 1968          -0.26           4.54            N/A        6.45           2.57            5.21
Dec 1969          -5.07           -0.74           N/A        8.70          -8.09            6.58
Dec 1970          12.11           16.86         -11.66       7.06          18.37            6.52
Dec 1971          13.23           8.72           29.59       5.36          11.01            4.39
Dec 1972          5.69            5.16           36.35       5.39           7.26            3.84
Dec 1973          -1.11           4.61          -14.92       8.60           1.14            6.93
Dec 1974          4.35            5.69          -23.16       10.20         -3.06            8.00
Dec 1975          9.20            7.83           35.39       6.51          14.64            5.80
Dec 1976          16.75           12.87          2.54        5.22          18.65            5.08
Dec 1977          -0.69           1.41           18.06       6.11           1.71            5.12
Dec 1978          -1.18           3.49           32.62       10.21         -0.07            7.18
Dec 1979          -1.23           4.09           4.75        11.90         -4.18           10.38
Dec 1980          -3.95           3.91           22.58       12.33         -2.76           11.24
Dec 1981          1.86            9.45           -2.28       15.50         -1.24           14.71
Dec 1982          40.36           29.10          -1.86       12.18         42.56           10.54
Dec 1983          0.65            7.41           23.69       9.65           6.26            8.80
Dec 1984          15.48           14.02          7.38        10.65         16.86            9.85
Dec 1985          30.97           20.33          56.16       7.82          30.09            7.72
Dec 1986          24.53           15.14          69.44       6.30          19.85            6.16
Dec 1987          -2.71           2.90           24.63       6.59          -0.27            5.47
Dec 1988          9.67            6.10           28.27       8.15          10.70            6.35
Dec 1989          18.11           13.29          10.54       8.27          16.23            8.37
Dec 1990          6.18            9.73          -23.45       7.85           6.78            7.81
Dec 1991          19.30           15.46          12.13       4.95          19.89            5.60
Dec 1992          8.05            7.19          -12.17       3.27           9.39            3.51
Dec 1993          18.24           11.24          32.56       2.88          13.19            2.90
Dec 1994          -7.77           -5.14          7.78        5.40          -5.76            3.90
Dec 1995          31.67           16.80          11.21       5.21          27.20            5.60
Dec 1996          -0.93           2.10           6.05        5.21           1.40            5.21
Dec 1997          15.85           8.38           1.78        5.71          12.95            5.26




                                   PERFORMANCE STATISTICS - TOTAL RETURN PERCENT
                 NAREIT                                                   Lipper           MSCI
                 Equity       Russell       Wilshire                     Balanced        Emerging           Bank
                  REIT         2000       Real Estate        S&P           Fund          Markets          Savings
                 Index         Index       Securities        400           Index        Free Index        Account

-----------------------------------------------------------------------------------------------------------------------

Dec 1925          N/A           N/A           N/A            N/A            N/A            N/A              N/A
Dec 1926          N/A           N/A           N/A            N/A            N/A            N/A              N/A
Dec 1927          N/A           N/A           N/A            N/A            N/A            N/A              N/A
Dec 1928          N/A           N/A           N/A            N/A            N/A            N/A              N/A
Dec 1929          N/A           N/A           N/A            N/A            N/A            N/A              N/A
Dec 1930          N/A           N/A           N/A            N/A            N/A            N/A              5.30
Dec 1931          N/A           N/A           N/A            N/A            N/A            N/A              5.10
Dec 1932          N/A           N/A           N/A            N/A            N/A            N/A              4.10
Dec 1933          N/A           N/A           N/A            N/A            N/A            N/A              3.40
Dec 1934          N/A           N/A           N/A            N/A            N/A            N/A              3.50
Dec 1935          N/A           N/A           N/A            N/A            N/A            N/A              3.10
Dec 1936          N/A           N/A           N/A            N/A            N/A            N/A              3.20
Dec 1937          N/A           N/A           N/A            N/A            N/A            N/A              3.50
Dec 1938          N/A           N/A           N/A            N/A            N/A            N/A              3.50
Dec 1939          N/A           N/A           N/A            N/A            N/A            N/A              3.40
Dec 1940          N/A           N/A           N/A            N/A            N/A            N/A              3.30
Dec 1941          N/A           N/A           N/A            N/A            N/A            N/A              3.10
Dec 1942          N/A           N/A           N/A            N/A            N/A            N/A              3.00
Dec 1943          N/A           N/A           N/A            N/A            N/A            N/A              2.90
Dec 1944          N/A           N/A           N/A            N/A            N/A            N/A              2.80
Dec 1945          N/A           N/A           N/A            N/A            N/A            N/A              2.50
Dec 1946          N/A           N/A           N/A            N/A            N/A            N/A              2.20
Dec 1947          N/A           N/A           N/A            N/A            N/A            N/A              2.30
Dec 1948          N/A           N/A           N/A            N/A            N/A            N/A              2.30
Dec 1949          N/A           N/A           N/A            N/A            N/A            N/A              2.40
Dec 1950          N/A           N/A           N/A            N/A            N/A            N/A              2.50
Dec 1951          N/A           N/A           N/A            N/A            N/A            N/A              2.60
Dec 1952          N/A           N/A           N/A            N/A            N/A            N/A              2.70
Dec 1953          N/A           N/A           N/A            N/A            N/A            N/A              2.80
Dec 1954          N/A           N/A           N/A            N/A            N/A            N/A              2.90
Dec 1955          N/A           N/A           N/A            N/A            N/A            N/A              2.90
Dec 1956          N/A           N/A           N/A            N/A            N/A            N/A              3.00
Dec 1957          N/A           N/A           N/A            N/A            N/A            N/A              3.30
Dec 1958          N/A           N/A           N/A            N/A            N/A            N/A              3.38
Dec 1959          N/A           N/A           N/A            N/A            N/A            N/A              3.53
Dec 1960          N/A           N/A           N/A            N/A           5.77            N/A              3.86
Dec 1961          N/A           N/A           N/A            N/A           20.59           N/A              3.90




                                   PERFORMANCE STATISTICS - TOTAL RETURN PERCENT
                 NAREIT                                                   Lipper           MSCI
                 Equity       Russell       Wilshire                     Balanced        Emerging           Bank
                  REIT         2000       Real Estate        S&P           Fund          Markets          Savings
                 Index         Index       Securities        400           Index        Free Index        Account

-----------------------------------------------------------------------------------------------------------------------

Dec 1962          N/A           N/A           N/A            N/A           -6.80           N/A              4.08
Dec 1963          N/A           N/A           N/A            N/A           13.10           N/A              4.17
Dec 1964          N/A           N/A           N/A            N/A           12.36           N/A              4.19
Dec 1965          N/A           N/A           N/A            N/A           9.80            N/A              4.23
Dec 1966          N/A           N/A           N/A            N/A           -5.86           N/A              4.45
Dec 1967          N/A           N/A           N/A            N/A           15.09           N/A              4.67
Dec 1968          N/A           N/A           N/A            N/A           13.97           N/A              4.68
Dec 1969          N/A           N/A           N/A            N/A           -9.01           N/A              4.80
Dec 1970          N/A           N/A           N/A            N/A           5.62            N/A              5.14
Dec 1971          N/A           N/A           N/A            N/A           13.90           N/A              5.30
Dec 1972          8.01          N/A           N/A            N/A           11.13           N/A              5.37
Dec 1973         -15.52         N/A           N/A            N/A          -12.24           N/A              5.51
Dec 1974         -21.40         N/A           N/A            N/A          -18.71           N/A              5.96
Dec 1975         19.30          N/A           N/A            N/A           27.10           N/A              6.21
Dec 1976         47.59          N/A           N/A            N/A           26.03           N/A              6.23
Dec 1977         22.42          N/A           N/A            N/A           -0.72           N/A              6.39
Dec 1978         10.34          N/A          13.04           N/A           4.80            N/A              6.56
Dec 1979         35.86         43.09         70.81           N/A           14.67           N/A              7.29
Dec 1980         24.37         38.58         22.08           N/A           19.70           N/A              8.78
Dec 1981          6.00         2.03           7.18           N/A           1.86            N/A             10.71
Dec 1982         21.60         24.95         24.47          22.68          30.63           N/A             11.19
Dec 1983         30.64         29.13         27.61          26.10          17.44           N/A              9.71
Dec 1984         20.93         -7.30         20.64           1.18          7.46            N/A              9.92
Dec 1985         19.10         31.05         22.20          35.58          29.83           N/A              9.02
Dec 1986         19.16         5.68          20.30          16.21          18.43           N/A              7.84
Dec 1987         -3.64         -8.77         -7.86          -2.03          4.13            N/A              6.92
Dec 1988         13.49         24.89         24.18          20.87          11.18          40.43             7.20
Dec 1989          8.84         16.24          2.37          35.54          19.70          64.96             7.91
Dec 1990         -15.35       -19.51         -33.46         -5.12          0.66           -10.55            7.80
Dec 1991         35.70         46.05         20.03          50.10          25.83          59.91             4.61
Dec 1992         14.59         18.41          7.36          11.91          7.46           11.40             2.89
Dec 1993         19.65         18.91         15.24          13.96          11.95          74.83             2.73
Dec 1994          3.17         -1.82          1.64          -3.57          -2.05          -7.32             4.96
Dec 1995         15.27         28.44         13.65          30.94          24.89          -5.21             5.24
Dec 1996         35.26         16.53         36.87          19.20          13.01           6.03             4.95
Dec 1997         20.29         22.36         19.80          32.26          20.05          -11.59            5.17


                                   APPENDIX C

                            OTHER PIONEER INFORMATION

The Pioneer group of mutual funds was established in 1928 with the creation of Pioneer Fund. Pioneer is one of the oldest and most experienced money managers in the United States.

As of December 31, 1997, PMC employed a professional investment staff of 58, with a combined average of 12 years' experience in the financial services industry.

Total  assets  of  all  Pioneer   mutual  funds  at  December  31,  1997,   were
approximately  $19.8  billion   representing   1,177,148   shareholder  accounts
consisting of 791,468 non-retirement accounts and 385,680 retirement accounts.

Part C
------


                                    PART C

                              OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial Statements:

            The financial statements of Class A, Class B and Class C shares of the Registrant are incorporated by reference from the Annual Report to Shareholders for the fiscal year ended December 31, 1997 (filed with the Securities and Exchange Commission on March 3, 1998, Accession No. 0000908996-98-000006).

      (b)   Exhibits:

            1.1   Agreement and Declaration of Trust (1)

            1.2   Certificate of Trust (3)

            1.3   Amendment to Certificate of Trust. (3)

            1.4   Amendment to Agreement and Declaration of Trust. (3)

            1.5   Establishment and Designation of Classes A, B and C. (4)

            1.6   Establishment and Designation of Class Y+

            2.    By-Laws. (1)

            3.    None.

            4.    None.

            5.1. Management Contract between the Registrant and Pioneering Management Corporation. (4)

            5.2. Form of Subadvisory Agreement by and among the Registrant, Pioneering Management Corporation and Boston Financial Securities, Inc. (5)

            6.1. Underwriting Agreement between the Registrant and Pioneer Funds Distributor, Inc. (1)

            6.2.  Form of Dealer Sales Agreement. (2)

            7.    None.

            8. Custodian Agreement between the Registrant and Brown Brothers Harriman & Co. (1)

            9. Investment Company Service Agreement between the Registrant and Pioneering Services Corporation. (1)

            10.   Opinion and Consent of Counsel. (3)

            11.   Consent of Independent Public Accountants.+

            12.   None.

            13.   Share Purchase Agreement. (1)

            14.   None.

            15.1  Distribution Plan relating to Class A shares. (1)

            15.2  Distribution Plan relating to Class B shares. (4)

            15.3  Distribution Plan relating to Class C shares. (4)

            16.   None.

            17.   Financial Data Schedule.+

            18.   Multiple Class Plan pursuant to Rule 18f-3
                  dated March 26, 1998. (7)

            19.   Powers of Attorney. (1), (6) and (7)

--------------

     +  Filed herewith.

     1 Filed with Post-Effective Amendment No. 4 to the Registration Statement on April 25, 1995 and incorporated herein by reference.

     2 Filed with Pre-Effective Amendment No. 1 on September 20, 1993 and incorporated herein by reference.

     3 Filed with Post-Effective Amendment No. 5 to the Registration Statement on November 8, 1995 and incorporated herein by reference.

     4 Filed with Post-Effective Amendment No. 6 to the Registration Statement on November 14, 1995 and incorporated herein by reference.

     5 Filed with Post-Effective Amendment No. 8 to the Registration Statement on February 29, 1996 and incorporated herein by reference.

     6 Filed with Post-Effective Amendment No. 10 to the Registration Statement on Ap[ril 28, 1997 and incorporated herein by reference.

     7 Filed with Post-Effective Amendment No. 11 to the Registration Statement on January 27, 1998 and incorporated herein by reference.

Item 25.  Persons Controlled by or Under Common Control with Registrant

         No person is controlled by the Registrant. A common control relationship could exist from a management perspective because the Chairman and President of the Registrant owns approximately 14% of the outstanding shares of The Pioneer Group, Inc. (PGI), the parent company of the Registrant's investment adviser, and certain Trustees or officers of the Registrant (i) hold similar positions with other investment companies advised by PGI and (ii) are directors or officers of PGI and/or its direct or indirect subsidiaries. The following lists all U.S. and the principal non-U.S. subsidiaries of PGI and those registered investment companies with a common or similar Board of Trustees advised by PGI.


                                                   Owned By    Percent of Shares    State/Country of
                     Company                                                        Incorporation
Pioneering Management Corp. (PMC)                   PGI          100%                DE
Pioneer Funds Distributor, Inc. (PFD)               PMC          100%                MA
Pioneer Explorer, Inc. (PEI)                        PMC          100%                DE
Pioneer Fonds Marketing GmbH (GmbH)                 PFD          100%                Germany
Pioneer Forest, Inc. (PFI)                          PGI          100%                DE
CJSC "Forest-Starma" (Forest-Starma)                PFI          95%                 Russia
Pioneer Metals and Technology, Inc. (PMT)           PGI          100%                DE
Pioneer Capital Corp. (PCC)                         PGI          100%                DE
Pioneer SBIC Corp.                                  PCC          100%                MA
Pioneer Real Estate Advisors, Inc. (PREA)           PGI          100%                DE
Pioneer Management (Ireland) Ltd. (PMIL)            PGI          100%                Ireland
Pioneer Plans Corporation (PPC)                     PGI          100%                DE
PIOGlobal Corp. (PIOGlobal)                         PGI          100%                DE
Pioneer Investments Corp. (PIC)                     PGI          100%                MA
Pioneer Goldfields Holdings, Inc. (PGH)             PGI          100%                DE
Pioneer Goldfields Ltd. (PGL)                       PGH          100%                Guernsey
Teberebie Goldfields Ltd. (TGL)                     PGL          90%                 Ghana
Pioneer Omega, Inc. (Omega)                         PGI          100%                DE
Pioneer First Russia, Inc. (First Russia)           Omega        81.65%              DE
Pioneering Services Corp. (PSC)                     PGI          100%                MA
Pioneer International Corp. (PIntl)                 PGI          100%                DE
Pioneer First Polish Trust Fund JSC, S.A. (First
Polish)                                             PIntl        100%                Poland
Pioneer Czech Investment Company, A.S.
(Pioneer Czech)                                     PIntl        100%                Czech Republic

Registered  investment  companies that are parties to management  contracts with
PMC:

Funds                                               Business Trust
Pioneer International Growth Fund                   MA
Pioneer World Equity Fund                           DE
Pioneer Europe Fund                                 MA
Pioneer Emerging Markets Fund                       DE
Pioneer India Fund                                  DE
Pioneer Growth Trust                                MA
Pioneer Mid-Cap Fund                                DE
Pioneer Growth Shares                               DE
Pioneer Small Company Fund                          DE
Pioneer Fund                                        DE
Pioneer II                                          DE
Pioneer Real Estate Shares                          DE
Pioneer Short-Term Income Trust                     MA
Pioneer America Income Trust                        MA
Pioneer Bond Fund                                   MA
Pioneer Balanced Fund                               DE
Pioneer Intermediate Tax-Free Fund                  MA
Pioneer Tax-Free Income Fund                        DE
Pioneer Money Market Trust                          DE
Pioneer Variable Contracts Trust                    DE
Pioneer Interest Shares                             DE
Pioneer Micro-Cap Fund                              DE

         The following table lists John F. Cogan, Jr.'s positions with the investment companies, PGI and principal direct or indirect PGI subsidiaries referenced above and the Registrant's counsel.

                                                   Trustee/
         Entity        Chairman    President       Director          Other
Pioneer mutual funds
                           X           X              X
PGL
                           X           X              X
PGI
                           X           X              X
PPC
                                       X              X
PIC
                                       X              X
PIntl
                                       X              X
PMT
                                       X              X
Omega
                                       X              X
PIOGlobal
                                       X              X
First Russia
                                       X              X
PCC
                                                      X
PSC
                                                      X
PMIL
                                                      X
PEI
                                                      X
PFI
                                                      X
PREA
                                                      X
Forest-Starma
                                                      X
PMC
                           X                          X
PFD
                           X                          X
TGL
                           X                          X
First Polish
                                                              Chairman of
                                                              Supervisory Board

GmbH                                                          Chairman of
                                                              Supervisory Board

Pioneer Czech                                                 Chairman of
                                                              Supervisory Board

Hale and Dorr LLP                                             Partner


ITEM 26.    NUMBER OF HOLDERS OF SECURITIES

                            Number of Record Holders

      Title of Class                               as of March 31, 1997
      --------------                               -----------------------

  Class A Shares of Beneficial Interest                8,049
  Class B Shares of Beneficial Interest                5,628
  Class C Shares of Beneficial Interest                1,167

ITEM 27.    INDEMNIFICATION.

            Except for the Agreement and Declaration of Trust dated March 10, 1995 establishing the Registrant as a Trust under Delaware law, there is no contract, arrangement or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified. The Agreement and Declaration of Trust provides that no Trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

            Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be available to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

            The business and other connections of the officers and directors of the Registrant's investment adviser, Pioneering Management Corporation ("PMC"), and the Registrant's investment subadviser, Boston Financial Securities, Inc. ("BFS"), are listed on the Forms ADV of PMC and BFS as currently on file with the Commission (PMC File No. 801-8255; BFS File No. 801-11170), the text of which are hereby incorporated by reference.

            The following sections of such Forms ADV are incorporated herein by reference:

            (a)   Items 1 and 2 of Part 2;

            (b)   Section IV, Business Background, of each Schedule D.

Item 28.  Business and Other Connections of Investment Adviser

         All of the information required by this item is set forth in the Form ADV, as amended, of PMC, the Registrant's investment adviser. The following sections of such Form ADV are incorporated herein by reference:

         (a)      Items 1 and 2 of Part 2; and

         (b)      Section IV, Business Background, of each Schedule D.

Item 29.  Principal Underwriters

         (a)      See Item 25 above.

         (b)      Directors and officers of PFD:

                          Positions and Offices         Positions and Offices
         Name               with Underwriter              with Registrant

John F. Cogan, Jr.          Director and Chairman          Chairman of the
                                                           Board, President
                                                           and Trustee

Robert L. Butler            Director and President         None

David D. Tripple            Director                       Executive Vice
                                                           President and
                                                           Trustee

Steven M. Graziano          Senior Vice President          None

Stephen W. Long             Senior Vice President          None

Barry G. Knight             Vice President                 None

William A. Misata           Vice President                 None

Anne W. Patenaude           Vice President                 None

Elizabeth B. Bennett        Vice President                 None

Gail A. Smyth               Vice President                 None

Constance D. Spiros         Vice President                 None

Marcy L. Supovitz           Vice President                 None

Mary Kleeman                Vice President                 None

Steven R. Berke             Assistant Vice President       None

Steven H. Forss             Assistant Vice President       None

Mary Sue Hoban              Assistant Vice President       None

Debra A. Levine             Assistant Vice President       None

Junior Roy McFarland        Assistant Vice President       None

Marie E. Moynihan           Assistant Vice President       None

William H. Keough           Treasurer                      Treasurer

Roy P. Rossi                Assistant Treasurer            None

Joseph P. Barri             Clerk                          Secretary

Robert P. Nault             Assistant Clerk                Assistant Secretary

The principal business address of each of these individuals is 60 State Street, Boston, Massachusetts 02109-1820.


         (c)      Not applicable.

ITEM 30.    LOCATION OF ACCOUNTS AND RECORDS.

            The accounts and records are maintained at the Registrant's office at 60 State Street, Boston, Massachusetts; contact the Treasurer.

ITEM 31.    MANAGEMENT SERVICES.

            The Registrant is not a party to any management-related service contract, except as described in the Prospectus and Statement of Additional Information.

ITEM 32.    UNDERTAKINGS.

            (a) Not applicable.

            (b) Not applicable.

            (c) The Registrant undertakes to deliver, or cause to be delivered with the Prospectus, to each person to whom the Prospectus is sent or given a copy of the Registrant's report to shareholders furnished pursuant to and meeting the requirements of Rule 30d-1 under the Investment Company Act of 1940 from which the specified information is incorporated by reference, unless such person currently holds securities of the Registrant and otherwise has received a copy of such report, in which case the Registrant shall state in the Prospectus that it will furnish, without charge, a copy of such report on request, and the name, address and telephone number of the person to whom such a request should be directed.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 11 to its Registration Statement (the "Amendment") pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and The Commonwealth of Massachusetts, on the 9th day of April, 1998.

                                    PIONEER REAL ESTATE SHARES

                                    By:   /s/ David D. Tripple
                                          ----------------------
                                              David D. Tripple
                                              Executive Vice President

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the date indicated:

      Title and Signature                                   Date

Principal Executive Officer:        )
                                    )
                                    )
John F. Cogan, Jr.*                 )
------------------------------      )
John F. Cogan, Jr., President       )
                                    )
                                    )
Principal Financial and             )
Accounting Officer:                 )
                                    )
                                    )
/s/ William H. Keough               )
------------------------------      )
William H. Keough, Treasurer        )
                                    )
                                    )
Trustees:                           )

                                    )
Mary K. Bush*                       )
------------------------------      )
Mary K. Bush                        )

John F. Cogan, Jr.*                 )
------------------------------      )
John F. Cogan, Jr.                  )
                                    )
                                    )
Blake Eagle*                        )
------------------------------      )
Blake Eagle                         )

                                    )
                                    )
Richard H. Egdahl, M.D.*            )
------------------------------      )
Richard H. Egdahl, M.D.             )
                                    )
                                    )
Margaret B. W. Graham*              )
------------------------------      )
Margaret B. W. Graham               )
                                    )
                                    )
Stephen G. Kasnet*                  )
------------------------------      )
Stephen G. Kasnet                   )
                                    )
                                    )
John W. Kendrick*                   )
------------------------------      )
John W. Kendrick                    )
                                    )
                                    )
Marguerite A. Piret*                )
------------------------------      )
Marguerite A. Piret                 )
                                    )
                                    )
Fred N. Pratt, Jr.*                 )
------------------------------      )
Fred N. Pratt, Jr.                  )
                                    )
                                    )
/s/ David D. Tripple                                    )
------------------------------      )
David D. Tripple                    )
                                    )
                                    )
Stephen K. West*                    )
------------------------------      )
Stephen K. West                     )
                                    )
                                    )
John Winthrop*                      )
------------------------------      )
John Winthrop                       )



* By:  /s/ David D. Tripple                      April 9, 1998
       -------------------                       -------------
           David D. Tripple
           Attorney-in-fact

                                Exhibit Index
                                -------------

Exhibit
Number            Document Title
------            --------------

1.6         Establishment and Designation of Class Y Shares

11.         Consent of Independent Public Accountants

17.         Financial Data Schedule (filed as Exhibit 27)